Exhibit 4.27

Assets Transfer Agreement

This Agreement is entered into between the following parties on 9 August 2019 in Chongqing:

The Vendor: Chongqing Communication Services Company Limited (“Party A”) Legal Person: YIN Xianzhi Address: Tower 1-2, 619 Hong Mian Avenue, North New District, Chongqing
The Purchaser: China Mobile Group Chongqing Company Limited (“Party B”) Legal Person: YIN Xianzhi Address: 2 Xing Guang San Road, Yu Bei District, Chongqing

To clarify the rights and obligations of both parties, based on the principle of equally beneficiary to each other, following amicable consultation, both Parties have concluded the following agreements.

1.	The Subject Matter

	1.1	The sale assets under this Agreement (hereinafter the “Sale Assets”) comprise, among other things, 2G equipment, pipelines and optic fibers, land and buildings in relation to the “Village Connect” project. The detailed Sale Assets is listed in the Appendix 1 hereof.

	1.2	The completion date of this transaction hereunder is 9 August 2019 (the “Completion Date”). After the Completion Date, the leasing fees for the Sale Assets will cease to be payable by Party B to Party A.

2.	Consideration and Payment

	2.1	The appraisal of the Sale Assets under this Agreement was conducted by China United Assets Appraisal Group Co., Ltd. The total consideration was determined subject to appraised value, which is RMB 55,832,330.44 after taxation.

	2.2	Within thirty (30) days after Completion and compliance with the related registration procedures, Party B shall make a one-off payment in cash to Party A the total consideration of RMB 55,832,330.44 after taxation.

	2.3	Party A shall provide Party B an original and a copy of the official VAT receipt indicating the contract number and the aggregate after-taxation consideration with a breakdown of tax rates at 3%, 5% and 13% when Party B pays Party A any consideration under this Agreement.

2.4

Bank account information of Party A and Party B are as follows:

Party A’s name: Chongqing Communication Services Company Limited

TIN: 91500000203293683J

Bank account name: Chongqing Communication Services Company Limited

Bank name: ICBC Daping Branch

Bank account: 3100024309022121444

Address: Tower 1-2, 619 Hong Mian Avenue, North New District, Chongqing

Telephone: 023-61670925

Party B’s name: China Mobile Group Chongqing Company Limited

TIN: 91500000736550152I

Account Name: China Mobile Group Chongqing Company Limited

Bank name: ICBC Daping Branch

Bank account: 3100024309005402048

Address: 2 Xing Guang San Road, Yu Bei District, Chongqing

Telephone no.: 023-61670176

3.	The Transfer of Assets and Rights within the Scope of the Subject Matter

	3.1	The assets and rights within the scope of the Subject shall be transferred from Party A to Party B after the Completion Date stipulated in Article 1.2. The handover personnel and address in relation to the transfer of assets and relevant information of the Subject matter shall be agreed otherwise by both Parties.

	3.2	The delivery of assets within the scope of the Subject matter hereunder (the “Delivery”) shall be completed in accordance with the relevant laws and regulations, including but not limited to the delivery of movable property, transfer and registration of real estate and others. Party A shall complete the Delivery within the year of 2019 upon the Completion Date hereunder and bear the relevant expenses.

	3.3	For the purpose of completing the Delivery, both Parties agree that all rights and interests related to the Subject matter including but not limited to secured debts, mortgage, pledges, are transferred to Party B on the same time. Party A shall be responsible for the transfer of proprietary rights and change of ownership related to the relevant assets and bear the relevant expenses.

	3.4	For the purpose of completing the Delivery, all contracts Party A had entered into in relation to the Sale Assets of the Subject matter shall be transferred to Party B (the “Transferred Contracts”) in principle. Party A’s rights and obligation under Transferred Contracts shall be borne and enjoyed by Party A on and before the Completion Date, and resumed by Party B after the Completion Date. If consent for the transfer of certain Transferred Contracts is not obtained from the other party to the contract before the Completion Date (the “Contracts Not Transferred”), such contracts shall be held by Party A on trust for Party B. Except as otherwise provided for in this Agreement, all rights or obligations, incomes and losses under the Contracts not Transferred from the Completion Date shall be assigned to Party B. Party B shall compensate Party A for any losses and extra expenses incurred except for those incurred due to Party A’s fault.

	3.5	The Sale Assets and related information are under common custody of Party A and Party B during the period of time when both Parties handover the transfer and delivery of the Sale Assets and information. During this period, the incomes generated from the Sale Assets belong to Party B. After the completion of the transfer and delivery of the Sale Assets and information, Party A will no longer be responsible for managing the Sale Assets (rights) and related information except for those empowered by Party B.

	3.6	Under the circumstance where Party B could fully perform the provision of Article 2 hereunder, Party A agree to notify each obligors of the Sale Assets with respect to the transfer of the Sale Assets (rights) from Party A to Party B, by means of an announcement or, if necessary, any other ways required by relevant laws and regulations, within 60 days after the execution of this Agreement or any other period of time agreed by Party B in writing.

4.	Taxes

Both Parties shall respectively bear its taxes incurred from the transfer of the Sale Assets under this Agreement according to laws and regulations.

5.	Representations and Warranties

	5.1	Representations and warranties of Party A

		5.1.1	Party A is Chongqing Communication Services Company Limited, which is duly incorporated and legally exists under the laws of China, a qualified independent legal person with all necessary rights, powers and capacities to sign this Agreement and perform this Agreement.

		5.1.2	The execution and performance of this Agreement by Party A will not conflict with its existing Articles of Association, internal constitutional documents or any contracts or agreements or obligations entered into by Party A, and will not violate any applicable laws and regulations, judicial judgements and rules, or administrative authorizations, orders and decisions.

		5.1.3	Except otherwise required by related laws, regulations and regulatory authorities, Party A warrants to keep confidential of any commercial information and materials in writing or any other forms that have come into its acknowledges due to its execution and performance of this Agreement, and will not disclose to any third parties in writing, oral or any other forms.

		5.1.4	Party A has all related rights which the owner of the Transferred Assets shall have based on the original title status, and such title may be transferred or disposed of according to laws, and will not be restricted by any undisclosed detention, mortgage or other third-party’s rights.

		5.1.5	Starting from the execution date of this Agreement until the completion of delivery of all transferred assets, Party A warrants not to make any additional encumbrances, the Sale Assets are not the subject of any disposal of or transfer, and there is no material adverse change to the Sale Assets.

		5.1.6	All necessary property insurance policies purchased prior to the delivery of the Sale Assets shall remain valid.

	5.2	Representations and warranties of Party B

		5.2.1	Party B is China Mobile Group Chongqing Company Limited, which is duly incorporated and legally exists under the laws of China, a qualified independent legal person with all necessary rights, powers and capacities to sign this Agreement and perform this Agreement.

		5.2.2	The execution and performance of this Agreement by Party B will not conflict with its existing Articles of Association, internal constitutional documents or any contracts or agreements or obligations entered into by Party B, and will not violate any applicable laws and regulations, judicial judgements and rules, or administrative authorizations, orders and decisions.

		5.2.3	Party B represent that due diligence has been carried out on the nature, amount, truthfulness, legitimate, effectiveness, whether this is any legal barriers to realize its rights, with respect to the Sale Assets and rights of the Subject matter stated in Article 1 hereunder and listed in its appendix, and agrees to purchase the Sale Assets as it is.

6.	Default and Liabilities

	6.1	The violation by any party of any obligations under this Agreement shall constitute a default. The default party shall make compensation to the other party for its actual losses incurred.

	6.2	Under circumstance where there is a particular provision in any other Articles of this Agreement with respect to default liabilities, the particular provision shall prevail.

	6.3	In case any third party claims occur after the Completion Date but arising out of events or facts of the Sale Assets before the Completion Date, if Party B is aware of any claims, law suits or threatened claims raised by any third parties, which should be borne by Party A according to this Agreement (“Third Party Claims”), Party B shall inform Party A of the Third Party Claims within 3 days after having received the notice and enable Party A to handle and bear its full responsibilities. In case the Third Party Claims are caused by events or facts of the Sale Assets after the Completion Date, if Party A is aware of such claims which should be borne by Party B according to this Agreement, Party A shall inform Party B within 3 days after having received the notice and enable Party B to handle and bear its full responsibilities.

In case any actual or potential disputes, claims or law suits in relation to the Sale Assets exist or occur in or prior to the Completion Date, or occur after the Completion Date but arising out of events of the Sale Assets happened in or prior to the Completion Date, which would cause any losses, liabilities, judgements or expenses to Party B, Party A shall compensate Party B for its actual losses incurred.

7.	Force Majeure

7.1

If earthquake, typhoon, flood, fire, explosion or any other force majeure events occurs and causes one Party hereof to delay or fail to perform its obligations hereunder, the impacted party shall notify the other party immediately, and provide, within 15 days, a certificate stating the reasons why it delays or fails to perform its obligations in this Agreement.

7.2

If a force majeure event occurs, no Party shall be responsible for the losses suffered by the other Party for its failure or delay to perform this Agreement, the impacted party shall take immediate actions to do its best to reduce or eliminate the impacts of the force majeure, though.

8.	Effectiveness

This Agreement comes into effect upon signatures of the legal representatives or their authorized representatives and stamps of both Parties.

9.	Applicable Law and Dispute Settlement

	9.1	The execution, effectiveness, interpretation, performance and dispute settlement of this Agreement shall be governed by the PRC law.

9.2

Any dispute arising out of the performance of or in connection with this Agreement shall be submitted to Chongqing Arbitration Commission for arbitration according to the then effective arbitration rules. The arbitration award made according to the above arbitration procedures shall be final and binding on both Parties.

10.	Default Liabilities

	10.1	Any amendment of this Agreement shall be effective only if both Parties consent in writing and signed a supplementary agreement.

10.2

After this Agreement has come into effect, any changes of China laws, regulations, rules or judicial interpretations shall not constitute the reason for one Party to claim the invalidity of this Agreement.

11.	Miscellaneous

	11.1	The appendix constitutes an inseverable part of this Agreement.

	11.2	Both Parties shall keep the content of this Agreement and its appendices confidential.

	11.3	For any matters not covered in this Agreement, both Parties shall discuss and execute a supplementary agreement. The supplementary agreement has equal legal validity with this Agreement.

	11.4	This Agreement is executed in six (6) original counterparts, three of which shall be retained by each Party. Each original counterpart has the equal legal validity.

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The Vendor: Chongqing Communication Services Company Limited (chop) Legal Person or legal representative: /s/ PAN Feng Date: 9 August 2019
The Purchaser: China Mobile Group Chongqing Company Limited (chop) Legal Person or legal representative: /s/ ZHANG Zili Date: 9 August 2019

CMFJ-201900893

Assets Transfer Agreement

The Vendor: Fujian Xunjie Communication Technology Service Co., Ltd. (“Party A”) Legal Person: LIU Jian Address: 10# Floor, 89 Ruan Jian Avenue, Wu Feng Street, Gu Lou District, Fuzhou
The Purchaser: China Mobile Group Fujian Company Limited (“Party B”) Legal Person: LIU Jian Address: 140 Hu Dong Road, Fuzhou, Fujian

To clarify the rights and obligations of both parties, based on the principle of equally beneficiary to each other, following amicable consultation, both Parties have concluded the following agreements.

1.	The Subject Matter

	1.1	The sale assets under this Agreement (hereinafter the “Sale Assets”) comprise, among other things, 2G equipment, pipelines and optic fibers, land and buildings in relation to the “Village Connect” project. The detailed Sale Assets is listed in the Appendix 1 hereof.

	1.2	The completion date of this transaction hereunder is 9 August 2019 (the “Completion Date”). After the Completion Date, the leasing fees for the Sale Assets will cease to be payable by Party B to Party A.

2.	Consideration and Payment

	2.1	The appraisal of the Sale Assets under this Agreement was conducted by China United Assets Appraisal Group Co., Ltd. The total consideration was determined subject to appraised value, which is RMB 187,918.35 after taxation.

	2.2	Within thirty (30) days after Completion and compliance with the related registration procedures, Party B shall make a one-off payment in cash to Party A the total consideration of RMB 187,918.35 after taxation.

	2.3	Party A shall provide Party B an original and a copy of the official VAT receipt indicating the contract number and the aggregate after-taxation consideration at the tax rate of 3% when Party B pays Party A any consideration under this Agreement. Otherwise, Party B is entitled to delay the payment without bearing any responsibilities.

2.4

Both Parties’ designated bank information for settlement are as follows:

The Vendor: Fujian Xunjie Communication Technology Service Co., Ltd.

Bank account name: Fujian Xunjie Communication Technology Service Co., Ltd

Bank name: Fujian Industrial Bank Fuzhou Yang Qiao Branch

Bank account: 117200101400005942

TIN: 9135000015816059X4

The Purchaser: China Mobile Group Fujian Company Limited

Bank account Name: China Mobile Group Fujian Company Limited

Bank name: China Mobile Group Finance Co., Ltd.

Bank account: 8888015900000014

A Party shall inform the other Party in writing 10 days in advance if the above accounts need to be changed. If one Party fails to inform the other Party in accordance with the provision hereof and causes losses, the Party shall compensate the other Party.

3.	The Transfer of Assets and Rights within the Scope of the Subject Matter

3.1

The assets and rights within the scope of the Subject shall be transferred from Party A to Party B after the Completion Date stipulated in Article 1.2. The handover personnel and address in relation to the transfer of assets and relevant information of the Subject matter shall be agreed otherwise by both Parties.

3.2

The delivery of assets within the scope of the Subject matter hereunder (the “Delivery”) shall be completed in accordance with the relevant laws and regulations, including but not limited to the delivery of movable property, transfer and registration of real estate and others. Party A shall complete the Delivery within 30 days upon the Completion Date hereunder and bear the relevant expenses.

3.3

For the purpose of completing the Delivery, both Parties agree that all rights and interests related to the Subject matter including but not limited to secured debts, mortgage, pledges, are transferred to Party B on the same time. Party A shall be responsible for the transfer of proprietary rights and change of ownership related to the relevant assets and bear the relevant expenses.

	3.4	For the purpose of completing the Delivery, all contracts Party A had entered into in relation to the Sale Assets of the Subject matter shall be transferred to Party B (the “Transferred Contracts”) in principle. Party A’s rights and obligation under Transferred Contracts shall be borne and enjoyed by Party A on and before the Completion Date, and resumed by Party B after the Completion Date. If consent for the transfer of certain Transferred Contracts is not obtained from the other party to the contract before the Completion Date (the “Contracts Not Transferred”), such contracts shall be held by Party A on trust for Party B. Except as otherwise provided for in this Agreement, all rights or obligations, incomes and losses under the Contracts not Transferred from the Completion Date shall be assigned to Party B. Party B shall compensate Party A for any losses and extra expenses incurred except for those incurred due to Party A’s fault.

	3.5	The Sale Assets and related information are under common custody of Party A and Party B during the period of time when both Parties handover the transfer and delivery of the Sale Assets and information. During this period, the incomes generated from the Sale Assets belong to Party B. After the completion of the transfer and delivery of the Sale Assets and information, Party A will no longer be responsible for managing the Sale Assets (rights) and related information except for those empowered by Party B.

	3.6	Under the circumstance where Party B could fully perform the provision of Article 2 hereunder, Party A agree to notify each obligors of the Sale Assets with respect to the transfer of the Sale Assets (rights) from Party A to Party B, by means of an announcement or, if necessary, any other ways required by relevant laws and regulations, within 60 days after the execution of this Agreement or any other period of time agreed by Party B in writing.

4.	Taxes

Both Parties shall respectively bear its taxes incurred from the transfer of the Sale Assets under this Agreement according to laws and regulations.

5.	Representations and Warranties

	5.1	Representations and warranties of Party A

		5.1.1	Party A is a legal person duly incorporated and legally exists under the laws of China, a qualified independent legal person with all necessary rights, powers and capacities to sign this Agreement and perform this Agreement.

		5.1.2	The execution and performance of this Agreement by Party A will not conflict with its existing Articles of Association, internal constitutional documents or any contracts or agreements or obligations entered into by Party A, and will not violate any applicable laws and regulations, judicial judgements and rules, or administrative authorizations, orders and decisions.

		5.1.3	Except otherwise required by related laws, regulations and regulatory authorities, Party A warrants to keep confidential of any commercial information and materials in writing or any other forms that have come into its acknowledges due to its execution and performance of this Agreement, and will not disclose to any third parties in writing, oral or any other forms.

		5.1.4	Party A has all related rights which the owner of the Transferred Assets shall have based on the original title status, and such title may be transferred or disposed of according to laws, and will not be restricted by any undisclosed detention, mortgage or other third-party’s rights.

		5.1.5	Starting from the execution date of this Agreement until the completion of delivery of all transferred assets, Party A warrants not to make any additional encumbrances, the Sale Assets are not the subject of any disposal of or transfer, and there is no material adverse change to the Sale Assets.

		5.1.6	All necessary property insurance policies purchased prior to the delivery of the Sale Assets shall remain valid.

	5.2	Representations and warranties of Party B

		5.2.1	Party B is a limited liability company duly incorporated and legally exists under the laws of China, a qualified independent legal person with all necessary rights, powers and capacities to sign this Agreement and perform this Agreement.

		5.2.2	The execution and performance of this Agreement by Party B will not conflict with its existing Articles of Association, internal constitutional documents or any contracts or agreements or obligations entered into by Party B, and will not violate any applicable laws and regulations, judicial judgements and rules, or administrative authorizations, orders and decisions.

		5.2.3	Party B represent that due diligence has been carried out on the nature, amount, truthfulness, legitimate, effectiveness, whether this is any legal barriers to realize its rights, with respect to the Sale Assets and rights of the Subject matter stated in Article 1 hereunder and listed in its appendix, and agrees to purchase the Sale Assets as it is.

6.	Default and Liabilities

	6.1	The violation by any party of any obligations under this Agreement shall constitute a default. The default party shall make compensation to the other party for its actual losses incurred.

	6.2	Under circumstance where there is a particular provision in any other Articles of this Agreement with respect to default liabilities, the particular provision shall prevail.

	6.3	In case any third party claims occur after the Completion Date but arising out of events or facts of the Sale Assets before the Completion Date, if Party B is aware of any claims, law suits or threatened claims raised by any third parties, which should be borne by Party A according to this Agreement (“Third Party Claims”), Party B shall inform Party A of the Third Party Claims within 3 days after having received the notice and enable Party A to handle and bear its full responsibilities. In case the Third Party Claims are caused by events or facts of the Sale Assets after the Completion Date, if Party A is aware of such claims which should be borne by Party B according to this Agreement, Party A shall inform Party B within 3 days after having received the notice and enable Party B to handle and bear its full responsibilities.

In case any actual or potential disputes, claims or law suits in relation to the Sale Assets exist or occur in or prior to the Completion Date, or occur after the Completion Date but arising out of events of the Sale Assets happened in or prior to the Completion Date, which would cause any losses, liabilities, judgements or expenses to Party B, Party A shall compensate Party B for its actual losses incurred.

7.	Force Majeure

	7.1	If earthquake, typhoon, flood, fire, explosion or any other force majeure events occurs and causes one Party hereof to delay or fail to perform its obligations hereunder, the impacted party shall notify the other party immediately, and provide, within 15 days, a certificate stating the reasons why it delays or fails to perform its obligations in this Agreement.

	7.2	If a force majeure event occurs, no Party shall be responsible for the losses suffered by the other Party for its failure or delay to perform this Agreement, the impacted party shall take immediate actions to do its best to reduce or eliminate the impacts of the force majeure, though.

8.	Effectiveness

This Agreement comes into effect upon signatures of the legal representatives or their authorized representatives and stamps of both Parties.

9.	Applicable Law and Dispute Settlement

	9.1	The execution, effectiveness, interpretation, performance and dispute settlement of this Agreement shall be governed by the PRC law.

	9.2	Any dispute arising out of the performance of or in connection with this Agreement shall be submitted to Fuzhou Arbitration Commission for arbitration according to the then effective arbitration rules. The arbitration award made according to the above arbitration procedures shall be final and binding on both Parties.

10.	Default Liabilities

	10.1	Any amendment of this Agreement shall be effective only if both Parties consent in writing and signed a supplementary agreement.

	10.2	After this Agreement has come into effect, any changes of China laws, regulations, rules or judicial interpretations shall not constitute the reason for one Party to claim the invalidity of this Agreement.

11.	Miscellaneous

	11.1	The appendix constitutes an inseverable part of this Agreement.

	11.2	Both Parties shall keep the content of this Agreement and its appendices confidential.

	11.3	For any matters not covered in this Agreement, both Parties shall discuss and execute a supplementary agreement. The supplementary agreement has equal legal validity with this Agreement.

	11.4	This Agreement is executed in four (4) original counterparts, two of which shall be retained by each Party. Each original counterpart has the equal legal validity.

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The Vendor: Fujian Xunjie Communication Technology Service Co., Ltd. (chop) Legal Person or legal representative: /s/ WU Xi Date: 9 August 2019
The Purchaser: China Mobile Group Fujian Company Limited (chop) Legal Person or legal representative: /s/ LIU Yihui Date: 9 August 2019

Appendix 1: The Sale Assets List

Assets Transfer Agreement

This Agreement is entered into between the following parties on 9 August 2019 in Lanzhou:

The Vendor: Gansu Communication Services Co., Ltd. (“Party A”) Legal Person: PENG Xiaochuan Address: 201 Min Zhu Dong Road, Lanzhou
The Purchaser: China Mobile Group Gansu Company Limited (“Party B”) Legal Person: PENG Xiaochuan Address: 666 Bei Bin He Xi Road, An Ning District, Lanzhou, Gansu

To clarify the rights and obligations of both parties, based on the principle of equally beneficiary to each other, following amicable consultation, both Parties have concluded the following agreements.

1.	The Subject Matter

	1.1	The sale assets under this Agreement (hereinafter the “Sale Assets”) comprise, among other things, 2G equipment, pipelines and optic fibers, land and buildings in relation to the “Village Connect” project. The detailed Sale Assets is listed in the Appendix 1 hereof.

	1.2	The completion date of this transaction hereunder is 9 August 2019 (the “Completion Date”). After the Completion Date, the leasing fees for the Sale Assets will cease to be payable by Party B to Party A.

2.	Consideration and Payment

	2.1	The appraisal of the Sale Assets under this Agreement was conducted by China United Assets Appraisal Group Co., Ltd. The total consideration was determined subject to appraised value, which is RMB 37,270,807.88 after taxation.

Project name	Appraised value		Tax Rate	Tax amount	Total amount
	Original value	Net worth
Fixed Assets-Buildings:	28,995,185.22	15,526,041.56
Purchased before 30 April 2016	15,526,041.56	15,526,041.56	5%	776,302.08	16,302,343.64
Purchased after 1 May 2016	0.00	0.00	9%	-	-
Fixed Assets-_Equipment:	82,551,900.00	19,473,498.00
Purchased before 30 April 2016	67,515,500.00	10,365,885.00	3%	310,976.55	10,676.861.55
Purchased after 1 May 2016	15,036,400.00	9,107,613.00	13%	1,183,989.69	10,291,602.69
Total	111,547,085.22	34,999,539.56		2,271,268.32	37,270,807.88

	2.2	Within thirty (30) days after Completion and compliance with the related registration procedures, Party B shall make a one-off payment in cash to Party A the total consideration of RMB 37,270,807.88 after taxation.

	2.3	Party A shall provide Party B an original and a copy of the official VAT receipt indicating the contract number and the aggregate after-taxation consideration when Party B pays Party A any consideration under this Agreement.

2.4

Both Parties’ designated bank information for settlement are as follows:

The Purchaser: China Mobile Group Gansu Company Limited

TIN: 9162000075657790XM

Bank account Name: China Mobile Group Gansu Company Limited

Bank name: ICBC Lanzhou Huitong Branch

Bank account: 270300360920002577

Address: 666 Bei Bin He Xi Road, An Ning District, Lanzhou, Gansu

The Vendor: Gansu Communication Services Co., Ltd.

TIN: 916200007103803942

Bank account name: Gansu Communication Services Co., Ltd

Bank name: China Agricultural Bank Lanzhou Central Place Branch

Bank account: 27038101040004998

Address: 201 Min Zhu Dong Road, Cheng Guan District, Lanzhou, Gansu

3.	The Transfer of Assets and Rights within the Scope of the Subject Matter

	3.1	The assets and rights within the scope of the Subject shall be transferred from Party A to Party B after the Completion Date stipulated in Article 1.2. The handover personnel and address in relation to the transfer of assets and relevant information of the Subject matter shall be agreed otherwise by both Parties.

	3.2	The delivery of assets within the scope of the Subject matter hereunder (the “Delivery”) shall be completed in accordance with the relevant laws and regulations, including but not limited to the delivery of movable property, transfer and registration of real estate and others. Party A shall complete the Delivery within 90 days upon the Completion Date hereunder and bear the relevant expenses.

	3.3	For the purpose of completing the Delivery, both Parties agree that all rights and interests related to the Subject matter including but not limited to secured debts, mortgage, pledges, are transferred to Party B on the same time. Party A shall be responsible for the transfer of proprietary rights and change of ownership related to the relevant assets and bear the relevant expenses.

	3.4	For the purpose of completing the Delivery, all contracts Party A had entered into in relation to the Sale Assets of the Subject matter shall be transferred to Party B (the “Transferred Contracts”) in principle. Party A’s rights and obligation under Transferred Contracts shall be borne and enjoyed by Party A on and before the Completion Date, and resumed by Party B after the Completion Date. If consent for the transfer of certain Transferred Contracts is not obtained from the other party to the contract before the Completion Date (the “Contracts Not Transferred”), such contracts shall be held by Party A on trust for Party B. Except as otherwise provided for in this Agreement, all rights or obligations, incomes and losses under the Contracts not Transferred from the Completion Date shall be assigned to Party B. Party B shall compensate Party A for any losses and extra expenses incurred except for those incurred due to Party A’s fault.

3.5

The Sale Assets and related information are under common custody of Party A and Party B during the period of time when both Parties handover the transfer and delivery of the Sale Assets and information. During this period, the incomes generated from the Sale Assets belong to Party B. After the completion of the transfer and delivery of the Sale Assets and information, Party A will no longer be responsible for managing the Sale Assets (rights) and related information except for those empowered by Party B.

3.6

Under the circumstance where Party B could fully perform the provision of Article 2 hereunder, Party A agree to notify each obligors of the Sale Assets with respect to the transfer of the Sale Assets (rights) from Party A to Party B, by means of an announcement or, if necessary, any other ways required by relevant laws and regulations, within 60 days after the execution of this Agreement or any other period of time agreed by Party B in writing.

4.	Taxes

Both Parties shall respectively bear its taxes incurred from the transfer of the Sale Assets under this Agreement according to laws and regulations.

5.	Representations and Warranties

	5.1	Representations and warranties of Party A

		5.1.1	Party A is a limited liability company duly incorporated and legally exists under the laws of China, a qualified independent legal person with all necessary rights, powers and capacities to sign this Agreement and perform this Agreement.

		5.1.2	The execution and performance of this Agreement by Party A will not conflict with its existing Articles of Association, internal constitutional documents or any contracts or agreements or obligations entered into by Party A, and will not violate any applicable laws and regulations, judicial judgements and rules, or administrative authorizations, orders and decisions.

		5.1.3	Except otherwise required by related laws, regulations and regulatory authorities, Party A warrants to keep confidential of any commercial information and materials in writing or any other forms that have come into its acknowledges due to its execution and performance of this Agreement, and will not disclose to any third parties in writing, oral or any other forms.

		5.1.4	Party A has all related rights which the owner of the Transferred Assets shall have based on the original title status, and such title may be transferred or disposed of according to laws, and will not be restricted by any undisclosed detention, mortgage or other third-party’s rights.

		5.1.5	Starting from the execution date of this Agreement until the completion of delivery of all transferred assets, Party A warrants not to make any additional encumbrances, the Sale Assets are not the subject of any disposal of or transfer, and there is no material adverse change to the Sale Assets.

		5.1.6	All necessary property insurance policies purchased prior to the delivery of the Sale Assets shall remain valid.

	5.2	Representations and warranties of Party B

		5.2.1	Party B is a limited liability company duly incorporated and legally exists under the laws of China, a qualified independent legal person with all necessary rights, powers and capacities to sign this Agreement and perform this Agreement.

		5.2.2	The execution and performance of this Agreement by Party B will not conflict with its existing Articles of Association, internal constitutional documents or any contracts or agreements or obligations entered into by Party B, and will not violate any applicable laws and regulations, judicial judgements and rules, or administrative authorizations, orders and decisions.

		5.2.3	Party B represent that due diligence has been carried out on the nature, amount, truthfulness, legitimate, effectiveness, whether this is any legal barriers to realize its rights, with respect to the Sale Assets and rights of the Subject matter stated in Article 1 hereunder and listed in its appendix, and agrees to purchase the Sale Assets as it is.

6.	Default and Liabilities

	6.1	The violation by any party of any obligations under this Agreement shall constitute a default. The default party shall make compensation to the other party for its actual losses incurred.

	6.2	Under circumstance where there is a particular provision in any other Articles of this Agreement with respect to default liabilities, the particular provision shall prevail.

6.3

In case any third party claims occur after the Completion Date but arising out of events or facts of the Sale Assets before the Completion Date, if Party B is aware of any claims, law suits or threatened claims raised by any third parties, which should be borne by Party A according to this Agreement (“Third Party Claims”), Party B shall inform Party A of the Third Party Claims within 3 days after having received the notice and enable Party A to handle and bear its full responsibilities. In case the Third Party Claims are caused by events or facts of the Sale Assets after the Completion Date, if Party A is aware of such claims which should be borne by Party B according to this Agreement, Party A shall inform Party B within 3 days after having received the notice and enable Party B to handle and bear its full responsibilities.

In case any actual or potential disputes, claims or law suits in relation to the Sale Assets exist or occur in or prior to the Completion Date, or occur after the Completion Date but arising out of events of the Sale Assets happened in or prior to the Completion Date, which would cause any losses, liabilities, judgements or expenses to Party B, Party A shall compensate Party B for its actual losses incurred.

7.	Force Majeure

	7.1	If earthquake, typhoon, flood, fire, explosion or any other force majeure events occurs and causes one Party hereof to delay or fail to perform its obligations hereunder, the impacted party shall notify the other party immediately, and provide, within 15 days, a certificate stating the reasons why it delays or fails to perform its obligations in this Agreement.

	7.2	If a force majeure event occurs, no Party shall be responsible for the losses suffered by the other Party for its failure or delay to perform this Agreement, the impacted party shall take immediate actions to do its best to reduce or eliminate the impacts of the force majeure, though.

8.	Effectiveness

This Agreement comes into effect upon signatures of the legal representatives or their authorized representatives and stamps of both Parties.

9.	Applicable Law and Dispute Settlement

	9.1	The execution, effectiveness, interpretation, performance and dispute settlement of this Agreement shall be governed by the PRC law.

	9.2	Any dispute arising out of the performance of or in connection with this Agreement shall be submitted to Lanzhou Arbitration Commission for arbitration according to the then effective arbitration rules. The arbitration award made according to the above arbitration procedures shall be final and binding on both Parties.

10.	Default Liabilities

	10.1	Any amendment of this Agreement shall be effective only if both Parties consent in writing and signed a supplementary agreement.

	10.2	After this Agreement has come into effect, any changes of China laws, regulations, rules or judicial interpretations shall not constitute the reason for one Party to claim the invalidity of this Agreement.

11.	Miscellaneous

	11.1	The appendix constitutes an inseverable part of this Agreement.

	11.2	Both Parties shall keep the content of this Agreement and its appendices confidential.

	11.3	For any matters not covered in this Agreement, both Parties shall discuss and execute a supplementary agreement. The supplementary agreement has equal legal validity with this Agreement.

	11.4	This Agreement is executed in six (6) original counterparts, three of which shall be retained by each Party. Each original counterpart has the equal legal validity.

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The Vendor: Gansu Communication Services Co., Ltd. (chop) Legal Person or legal representative: /s/ PENG Xiaochuan Date: 9 August 2019
The Purchaser: China Mobile Group Gansu Company Limited (chop) Legal Person or legal representative: /s/ WEI Hongjiang Date: 9 August 2019

Appendix 1: The Sale Assets List

Assets Transfer Agreement

This Agreement is entered into between the following parties on 9 August 2019 in Nanning:

The Vendor: Guangxi Communication Services Company Limited (“Party A”) Legal Person: HE Ling Address: 35 Chang Gang Road, Nanning, Guangxi
The Purchaser: China Mobile Group Guangxi Company Limited (“Party B”) Legal Person: LU Zhihong Address: 117 Min Zu Avenue, Qing Xiu District, Nanning, Guangxi

To clarify the rights and obligations of both parties, based on the principle of equally beneficiary to each other, following amicable consultation, both Parties have concluded the following agreements.

1.	The Subject Matter

1.1

The sale assets under this Agreement (hereinafter the “Sale Assets”) comprise, among other things, 2G equipment, pipelines and optic fibers, land and buildings in relation to the “Village Connect” project. The detailed Sale Assets is listed in the Appendix 1 hereof.

1.2

The completion date of this transaction hereunder is 9 August 2019 (the “Completion Date”). After the Completion Date, the leasing fees for the Sale Assets will cease to be payable by Party B to Party A.

2.	Consideration and Payment

2.1

The appraisal of the Sale Assets under this Agreement was conducted by China United Assets Appraisal Group Co., Ltd. The total consideration was determined subject to appraised value, which is RMB 6,645,502.64 after taxation.

2.2

Within thirty (30) days after Completion and compliance with the related registration procedures, Party B shall make a one-off payment in cash to Party A the total consideration of RMB 137,151,656.67 after taxation.

	Item	Consideration	Tax	Total Amount	Description
1	Buildings	884,477.00	44,223.85	928,700.85	The buildings in the Sale Assets List apply to Simple Tax Method (5%) because they were purchased before 30 April 2016.
3	Transmission Fibers	5,075,034.00	152,251.02	5,227,285.02	The fibers and equipment apply to Simple Tax Method (3% levy at VAT rate of 2%) according to its activation date.
4	Machinery Equipment	475,259.00	14,257.77	489,516.77
	Total:	6,434,770.00	210,732.64	6,645,502.64

2.3

Party A shall provide Party B an original and a copy of the official VAT receipt indicating the contract number and the aggregate after-taxation consideration when Party B pays Party A any consideration under this Agreement.

Party B shall pay Party B in full amount within 15 working days after having received and verified the above invoice, with Party A’s bank credit date. Both Parties’ bank account information are as follows:

Party A’s account name: Guangxi Communication Services Co., Ltd.
Bank name: ICBC Nanning Gong He Branch
Bank account: 2102101029300282813
TIN: 91450000711431640R
Party B’s account name: China Mobile Group Guangxi Company Limited
Bank name: ICBC Nanning Lang Dong Branch
Bank account: 2102112019301131938
TIN: 914500007188907863

3.	The Transfer of Assets and Rights within the Scope of the Subject Matter

	3.1	The assets and rights within the scope of the Subject shall be transferred from Party A to Party B after the Completion Date stipulated in Article 1.2. The handover personnel and address in relation to the transfer of assets and relevant information of the Subject matter shall be agreed otherwise by both Parties.

	3.2	The delivery of assets within the scope of the Subject matter hereunder (the “Delivery”) shall be completed in accordance with the relevant laws and regulations, including but not limited to the delivery of movable property, transfer and registration of real estate and others. Party A shall complete the Delivery within 30 days upon the Completion Date hereunder and bear the relevant expenses.

	3.3	For the purpose of completing the Delivery, both Parties agree that all rights and interests related to the Subject matter including but not limited to secured debts, mortgage, pledges, are transferred to Party B on the same time. Party A shall be responsible for the transfer of proprietary rights and change of ownership related to the relevant assets and bear the relevant expenses.

	3.4	For the purpose of completing the Delivery, all contracts Party A had entered into in relation to the Sale Assets of the Subject matter shall be transferred to Party B (the “Transferred Contracts”) in principle. Party A’s rights and obligation under Transferred Contracts shall be borne and enjoyed by Party A on and before the Completion Date, and resumed by Party B after the Completion Date. If consent for the transfer of certain Transferred Contracts is not obtained from the other party to the contract before the Completion Date (the “Contracts Not Transferred”), such contracts shall be held by Party A on trust for Party B. Except as otherwise provided for in this Agreement, all rights or obligations, incomes and losses under the Contracts not Transferred from the Completion Date shall be assigned to Party B. Party B shall compensate Party A for any losses and extra expenses incurred except for those incurred due to Party A’s fault.

	3.5	The Sale Assets and related information are under common custody of Party A and Party B during the period of time when both Parties handover the transfer and delivery of the Sale Assets and information. During this period, the incomes generated from the Sale Assets belong to Party B. After the completion of the transfer and delivery of the Sale Assets and information, Party A will no longer be responsible for managing the Sale Assets (rights) and related information except for those empowered by Party B.

	3.6	Under the circumstance where Party B could fully perform the provision of Article 2 hereunder, Party A agree to notify each obligors of the Sale Assets with respect to the transfer of the Sale Assets (rights) from Party A to Party B, by means of an announcement or, if necessary, any other ways required by relevant laws and regulations, within 60 days after the execution of this Agreement or any other period of time agreed by Party B in writing.

4.	Taxes

Both Parties shall respectively bear its taxes incurred from the transfer of the Sale Assets under this Agreement according to laws and regulations.

5.	Representations and Warranties

	5.1	Representations and warranties of Party A

		5.1.1	Party A is Guangxi Communication Services Co., Ltd., which is duly incorporated and legally exists under the laws of China, a qualified independent legal person with all necessary rights, powers and capacities to sign this Agreement and perform this Agreement.

		5.1.2	The execution and performance of this Agreement by Party A will not conflict with its existing Articles of Association, internal constitutional documents or any contracts or agreements or obligations entered into by Party A, and will not violate any applicable laws and regulations, judicial judgements and rules, or administrative authorizations, orders and decisions.

		5.1.3	Except otherwise required by related laws, regulations and regulatory authorities, Party A warrants to keep confidential of any commercial information and materials in writing or any other forms that have come into its acknowledges due to its execution and performance of this Agreement, and will not disclose to any third parties in writing, oral or any other forms.

		5.1.4	Party A has all related rights which the owner of the Transferred Assets shall have based on the original title status, and such title may be transferred or disposed of according to laws, and will not be restricted by any undisclosed detention, mortgage or other third-party’s rights.

		5.1.5	Starting from the execution date of this Agreement until the completion of delivery of all transferred assets, Party A warrants not to make any additional encumbrances, the Sale Assets are not the subject of any disposal of or transfer, and there is no material adverse change to the Sale Assets.

		5.1.6	All necessary property insurance policies purchased prior to the delivery of the Sale Assets shall remain valid.

	5.2	Representations and warranties of Party B

		5.2.1	Party B is China Mobile Group Guangxi Company Limited, which is duly incorporated and legally exists under the laws of China, a qualified independent legal person with all necessary rights, powers and capacities to sign this Agreement and perform this Agreement.

		5.2.2	The execution and performance of this Agreement by Party B will not conflict with its existing Articles of Association, internal constitutional documents or any contracts or agreements or obligations entered into by Party B, and will not violate any applicable laws and regulations, judicial judgements and rules, or administrative authorizations, orders and decisions.

		5.2.3	Party B represent that due diligence has been carried out on the nature, amount, truthfulness, legitimate, effectiveness, whether this is any legal barriers to realize its rights, with respect to the Sale Assets and rights of the Subject matter stated in Article 1 hereunder and listed in its appendix, and agrees to purchase the Sale Assets as it is.

6.	Default and Liabilities

	6.1	The violation by any party of any obligations under this Agreement shall constitute a default. The default party shall make compensation to the other party for its actual losses incurred.

	6.2	Under circumstance where there is a particular provision in any other Articles of this Agreement with respect to default liabilities, the particular provision shall prevail.

6.3

In case any third party claims occur after the Completion Date but arising out of events or facts of the Sale Assets before the Completion Date, if Party B is aware of any claims, law suits or threatened claims raised by any third parties, which should be borne by Party A according to this Agreement (“Third Party Claims”), Party B shall inform Party A of the Third Party Claims within 3 days after having received the notice and enable Party A to handle and bear its full responsibilities. In case the Third Party Claims are caused by events or facts of the Sale Assets after the Completion Date, if Party A is aware of such claims which should be borne by Party B according to this Agreement, Party A shall inform Party B within 3 days after having received the notice and enable Party B to handle and bear its full responsibilities.

In case any actual or potential disputes, claims or law suits in relation to the Sale Assets exist or occur in or prior to the Completion Date, or occur after the Completion Date but arising out of events of the Sale Assets happened in or prior to the Completion Date, which would cause any losses, liabilities, judgements or expenses to Party B, Party A shall compensate Party B for its actual losses incurred.

7.	Force Majeure

	7.1	If earthquake, typhoon, flood, fire, explosion or any other force majeure events occurs and causes one Party hereof to delay or fail to perform its obligations hereunder, the impacted party shall notify the other party immediately, and provide, within 15 days, a certificate stating the reasons why it delays or fails to perform its obligations in this Agreement.

	7.2	If a force majeure event occurs, no Party shall be responsible for the losses suffered by the other Party for its failure or delay to perform this Agreement, the impacted party shall take immediate actions to do its best to reduce or eliminate the impacts of the force majeure, though.

8.	Effectiveness

This Agreement comes into effect upon signatures of the legal representatives or their authorized representatives and stamps of both Parties.

9.	Applicable Law and Dispute Settlement

	9.1	The execution, effectiveness, interpretation, performance and dispute settlement of this Agreement shall be governed by the PRC law.

	9.2	Any dispute arising out of the performance of or in connection with this Agreement shall be submitted to the Arbitration Commission for arbitration according to the then effective arbitration rules. The arbitration award made according to the above arbitration procedures shall be final and binding on both Parties.

10.	Default Liabilities

	10.1	Any amendment of this Agreement shall be effective only if both Parties consent in writing and signed a supplementary agreement.

	10.2	After this Agreement has come into effect, any changes of China laws, regulations, rules or judicial interpretations shall not constitute the reason for one Party to claim the invalidity of this Agreement.

11.	Miscellaneous

	11.1	The appendix constitutes an inseverable part of this Agreement.

	11.2	Both Parties shall keep the content of this Agreement and its appendices confidential.

	11.3	For any matters not covered in this Agreement, both Parties shall discuss and execute a supplementary agreement. The supplementary agreement has equal legal validity with this Agreement.

	11.4	This Agreement is executed in four (4) original counterparts, two of which shall be retained by each Party. Each original counterpart has the equal legal validity.

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The Vendor: Guangxi Communication Services Company Limited (chop) Legal Person or legal representative: /s/ HE Ling Date: 9 August 2019
The Purchaser: China Mobile Group Guangxi Company Limited (chop) Legal Person or legal representative: /s/ LU Zhihong Date: 9 August 2019

Appendix: The Sale Assets List

Assets Transfer Agreement

Party A: Guizhou Communication Services Company Limited

Party B: China Mobile Group Guizhou Company Limited

Content

1.	The Subject Matter	3
2.	Consideration and Payment	3
3.	The Transfer of Assets and Rights within the Scope of the Subject Matter	4
4.	Taxes	5
5.	Representations and Warranties	5
6.	Default and Liabilities	6
7.	Force Majeure	6
8.	Effectiveness	6
9.	Applicable Law and Dispute Settlement	6
10.	Default Liabilities	7
11.	Miscellaneous	7
Signature page		8
Appendix		9

Assets Transfer Agreement

This Agreement is entered into between the following parties on 9 August 2019 in Guiyang, Guizhou:

The Vendor: Guizhou Communication Services Company Limited (“Party A”)

Legal Person: LIU Xuefeng

Address: 93 Zhong Hua Nan Road, Nan Ming District, Guiyang, Guizhou

TIN: 915200007096040390

Bank name: Guizhou Communication Services Company Limited

Bank name: ICBC Guiyang Yunyan Branch

Bank account: 2402 0003 0900 6988 897

The Purchaser: China Mobile Group Guizhou Company Limited (“Party B”)

Legal Person: LIU Xuefeng

Address: 1 Jin Cheng Street, Guan Shan Lake District, Guiyang, Guizhou

TIN: 91520000761388505T

Bank name: China Mobile Group Guizhou Company Limited

Bank name: ICBC Guiyang Yunyan Branch

Bank account: 2402 0003 2900 5411 884

To clarify the rights and obligations of both parties, based on the principle of equally beneficiary to each other, following amicable consultation, both Parties have concluded the following agreements.

1.	The Subject Matter

1.1

The sale assets under this Agreement (hereinafter the “Sale Assets”) comprise, among other things, 2G equipment, pipelines and optic fibers, land and buildings in relation to the “Village Connect” project. The detailed Sale Assets is listed in the Appendix 1 hereof.

1.2

The completion date of this transaction hereunder is 9 August 2019 (the “Completion Date”). After the Completion Date, the leasing fees for the Sale Assets will cease to be payable by Party B to Party A.

2.	Consideration and Payment

2.1

The appraisal of the Sale Assets under this Agreement was conducted by China United Assets Appraisal Group Co., Ltd. The total consideration was determined subject to appraised value, which is RMB 137,151,656.67after taxation.

		2.1.1	The above total consideration includes the before-taxation consideration RMB 14,924,665.00 for buildings at VAT rate of 5%, totaled RMB 15,670,898.25 after taxation,

		2.1.2	The above total consideration includes the before-taxation consideration RMB 117,942,483.90 for equipment at VAT rate of 3%, totaled RMB 121,480,758.42 after taxation.
2.2

Within thirty (30) days after Completion and compliance with the related registration procedures, Party B shall make a one-off payment in cash to Party A the total consideration of RMB 137,151,656.67 after taxation.

		2.2.1	The above total consideration includes the before-taxation consideration RMB 14,924,665.00 for buildings at VAT rate of 5%, totaled RMB 15,670,898.25 after taxation,
		2.2.2	The above total consideration includes the before-taxation consideration RMB 117,942,483.90 for equipment at VAT rate of 3%, totaled RMB 121,480,758.42 after taxation.
2.3

Party A shall provide Party B an original and a copy of the official VAT receipt indicating the contract number and the aggregate after-taxation consideration when Party B pays Party A any consideration under this Agreement.

3.	The Transfer of Assets and Rights within the Scope of the Subject Matter

3.1

The assets and rights within the scope of the Subject shall be transferred from Party A to Party B after the Completion Date stipulated in Article 1.2. The handover personnel and address in relation to the transfer of assets and relevant information of the Subject matter shall be agreed otherwise by both Parties.

3.2

The delivery of assets within the scope of the Subject matter hereunder (the “Delivery”) shall be completed in accordance with the relevant laws and regulations, including but not limited to the delivery of movable property, transfer and registration of real estate and others. Party A shall complete the Delivery within 20 days upon the Completion Date hereunder and bear the relevant expenses.

3.3

For the purpose of completing the Delivery, both Parties agree that all rights and interests related to the Subject matter including but not limited to secured debts, mortgage, pledges, are transferred to Party B on the same time. Party A shall be responsible for the transfer of proprietary rights and change of ownership related to the relevant assets and bear the relevant expenses.

3.4

For the purpose of completing the Delivery, all contracts Party A had entered into in relation to the Sale Assets of the Subject matter shall be transferred to Party B (the “Transferred Contracts”) in principle. Party A’s rights and obligation under Transferred Contracts shall be borne and enjoyed by Party A on and before the Completion Date, and resumed by Party B after the Completion Date. If consent for the transfer of certain Transferred Contracts is not obtained from the other party to the contract before the Completion Date (the “Contracts Not Transferred”), such contracts shall be held by Party A on trust for Party B. Except as otherwise provided for in this Agreement, all rights or obligations, incomes and losses under the Contracts not Transferred from the Completion Date shall be assigned to Party B. Party B shall compensate Party A for any losses and extra expenses incurred except for those incurred due to Party A’s fault.

3.5

The Sale Assets and related information are under common custody of Party A and Party B during the period of time when both Parties handover the transfer and delivery of the Sale Assets and information. During this period, the incomes generated from the Sale Assets belong to Party B. After the completion of the transfer and delivery of the Sale Assets and information, Party A will no longer be responsible for managing the Sale Assets (rights) and related information except for those empowered by Party B.

3.6

Under the circumstance where Party B could fully perform the provision of Article 2 hereunder, Party A agree to notify each obligors of the Sale Assets with respect to the transfer of the Sale Assets (rights) from Party A to Party B, by means of an announcement or, if necessary, any other ways required by relevant laws and regulations, within 60 days after the execution of this Agreement or any other period of time agreed by Party B in writing.

4.	Taxes

Both Parties shall respectively bear its taxes incurred from the transfer of the Sale Assets under this Agreement according to laws and regulations.
5.	Representations and Warranties

	5.1	Representations and warranties of Party A

5.1.1

Party A is a limited liability company duly incorporated and legally exists under the laws of China, a qualified independent legal person with all necessary rights, powers and capacities to sign this Agreement and perform this Agreement.

5.1.2

The execution and performance of this Agreement by Party A will not conflict with its existing Articles of Association, internal constitutional documents or any contracts or agreements or obligations entered into by Party A, and will not violate any applicable laws and regulations, judicial judgements and rules, or administrative authorizations, orders and decisions.

5.1.3

Except otherwise required by related laws, regulations and regulatory authorities, Party A warrants to keep confidential of any commercial information and materials in writing or any other forms that have come into its acknowledges due to its execution and performance of this Agreement, and will not disclose to any third parties in writing, oral or any other forms.

5.1.4

Party A has all related rights which the owner of the Transferred Assets shall have based on the original title status, and such title may be transferred or disposed of according to laws, and will not be restricted by any undisclosed detention, mortgage or other third-party’s rights.

5.1.5

Starting from the execution date of this Agreement until the completion of delivery of all transferred assets, Party A warrants not to make any additional encumbrances, the Sale Assets are not the subject of any disposal of or transfer, and there is no material adverse change to the Sale Assets.

		5.1.6	All necessary property insurance policies purchased prior to the delivery of the Sale Assets shall remain valid.
	5.2	Representations and warranties of Party B

5.2.1

Party B is a limited liability company duly incorporated and legally exists under the laws of China, a qualified independent legal person with all necessary rights, powers and capacities to sign this Agreement and perform this Agreement.

5.2.2

The execution and performance of this Agreement by Party B will not conflict with its existing Articles of Association, internal constitutional documents or any contracts or agreements or obligations entered into by Party B, and will not violate any applicable laws and regulations, judicial judgements and rules, or administrative authorizations, orders and decisions.

5.2.3

Party B represent that due diligence has been carried out on the nature, amount, truthfulness, legitimate, effectiveness, whether this is any legal barriers to realize its rights, with respect to the Sale Assets and rights of the Subject matter stated in Article 1 hereunder and listed in its appendix, and agrees to purchase the Sale Assets as it is.

6.	Default and Liabilities

	6.1	The violation by any party of any obligations under this Agreement shall constitute a default. The default party shall make compensation to the other party for its actual losses incurred.
	6.2	Under circumstance where there is a particular provision in any other Articles of this Agreement with respect to default liabilities, the particular provision shall prevail.
6.3

In case any third party claims occur after the Completion Date but arising out of events or facts of the Sale Assets before the Completion Date, if Party B is aware of any claims, law suits or threatened claims raised by any third parties, which should be borne by Party A according to this Agreement (“Third Party Claims”), Party B shall inform Party A of the Third Party Claims within 3 days after having received the notice and enable Party A to handle and bear its full responsibilities. In case the Third Party Claims are caused by events or facts of the Sale Assets after the Completion Date, if Party A is aware of such claims which should be borne by Party B according to this Agreement, Party A shall inform Party B within 3 days after having received the notice and enable Party B to handle and bear its full responsibilities.

In case any actual or potential disputes, claims or law suits in relation to the Sale Assets exist or occur in or prior to the Completion Date, or occur after the Completion Date but arising out of events of the Sale Assets happened in or prior to the Completion Date, which would cause any losses, liabilities, judgements or expenses to Party B, Party A shall compensate Party B for its actual losses incurred.

7.	Force Majeure

7.1

If earthquake, typhoon, flood, fire, explosion or any other force majeure events occurs and causes one Party hereof to delay or fail to perform its obligations hereunder, the impacted party shall notify the other party immediately, and provide, within 15 days, a certificate stating the reasons why it delays or fails to perform its obligations in this Agreement.

7.2

If a force majeure event occurs, no Party shall be responsible for the losses suffered by the other Party for its failure or delay to perform this Agreement, the impacted party shall take immediate actions to do its best to reduce or eliminate the impacts of the force majeure, though.

8.	Effectiveness

This Agreement comes into effect upon signatures of the legal representatives or their authorized representatives and stamps of both Parties.
9.	Applicable Law and Dispute Settlement

	9.1	The execution, effectiveness, interpretation, performance and dispute settlement of this Agreement shall be governed by the PRC law.
9.2

Any dispute arising out of the performance of or in connection with this Agreement shall be submitted to Guiyang Arbitration Commission for arbitration according to the then effective arbitration rules. The arbitration award made according to the above arbitration procedures shall be final and binding on both Parties.

10.	Default Liabilities

	10.1	Any amendment of this Agreement shall be effective only if both Parties consent in writing and signed a supplementary agreement.

10.2

After this Agreement has come into effect, any changes of China laws, regulations, rules or judicial interpretations shall not constitute the reason for one Party to claim the invalidity of this Agreement.

11.	Miscellaneous

	11.1	The appendix constitutes an inseverable part of this Agreement.
	11.2	Both Parties shall keep the content of this Agreement and its appendices confidential.
	11.3	For any matters not covered in this Agreement, both Parties shall discuss and execute a supplementary agreement. The supplementary agreement has equal legal validity with this Agreement.
	11.4	This Agreement is executed in six (6) original counterparts, three of which shall be retained by each Party. Each original counterpart has the equal legal validity.

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The Vendor: Guizhou Communication Services Company Limited (chop) Legal Person or legal representative: /s/ WU Ya, YANG Qing Date: 9 August 2019
The Purchaser: China Mobile Group Guizhou Company Limited (chop) Legal Person or legal representative: /s/ MU Shaofeng, CHEN Yun Date: 9 August 2019

Appendix: The Sale Assets List

Assets Transfer Agreement

This Agreement is entered into between the following parties on 9 August 2019 in Haikou, Hainan:

The Vendor: Hainan Xintong Communication Services Company Limited (“Party A”) Legal Person: XIAO Lei Address: 63 Da Ying Village, Haikou, Hainan

The Purchaser: China Mobile Group Hainan Company Limited (“Party B”) Legal Person: XIAO Lei Address: 88 Jin Long Road, Haikou, Hainan

To clarify the rights and obligations of both parties, based on the principle of equally beneficiary to each other, following amicable consultation, both Parties have concluded the following agreements.

1.	The Subject Matter

1.1

The sale assets under this Agreement (hereinafter the “Sale Assets”) comprise, among other things, 2G equipment, land and buildings, vehicles, super base stations in relation to the “Village Connect” project. The detailed Sale Assets is listed in the Appendices 1 and 2 hereof.

1.2

The completion date of this transaction hereunder is 9 August 2019 (the “Completion Date”). After the Completion Date, the leasing fees for the Sale Assets will cease to be payable by Party B to Party A.

2.	Consideration and Payment

2.1

The appraisal of the Sale Assets under this Agreement was conducted by China United Assets Appraisal Group Co., Ltd. The total consideration was determined subject to appraised value, which is RMB 1,490,065.48 after taxation, among which, the before-taxation consideration for buildings is RMB 1,275,630 at the VAT rate of 5% and the tax amount is RMB 1,339,411.5; the before-taxation consideration for equipment is RMB 146,266 at the VAT rate of 3% and the tax amount is RMB 150,653.98.

2.2

Within thirty (30) days after Completion and compliance with the related registration procedures, Party B shall make a one-off payment in cash to Party A the total consideration of RMB 1,490,065.48 after taxation.

2.3

Party A shall provide Party B an original and a copy of the official VAT receipt indicating the contract number and the aggregate after-taxation consideration when Party B pays Party A any consideration under this Agreement.

3.	The Transfer of Assets and Rights within the Scope of the Subject Matter

3.1

The assets and rights within the scope of the Subject shall be transferred from Party A to Party B after the Completion Date stipulated in Article 1.2. The handover personnel and address in relation to the transfer of assets and relevant information of the Subject matter shall be agreed otherwise by both Parties.

3.2

The delivery of assets within the scope of the Subject matter hereunder (the “Delivery”) shall be completed in accordance with the relevant laws and regulations, including but not limited to the delivery of movable property, transfer and registration of real estate and others. Party A shall complete the Delivery within 30 days upon the Completion Date hereunder and bear the relevant expenses.

3.3

For the purpose of completing the Delivery, both Parties agree that all rights and interests related to the Subject matter including but not limited to secured debts, mortgage, pledges, are transferred to Party B on the same time. Party A shall be responsible for the transfer of proprietary rights and change of ownership related to the relevant assets and bear the relevant expenses.

3.4

For the purpose of completing the Delivery, all contracts Party A had entered into in relation to the Sale Assets of the Subject matter shall be transferred to Party B (the “Transferred Contracts”) in principle. Party A’s rights and obligation under Transferred Contracts shall be borne and enjoyed by Party A on and before the Completion Date, and resumed by Party B after the Completion Date. If consent for the transfer of certain Transferred Contracts is not obtained from the other party to the contract before the Completion Date (the “Contracts Not Transferred”), such contracts shall be held by Party A on trust for Party B. Except as otherwise provided for in this Agreement, all rights or obligations, incomes and losses under the Contracts not Transferred from the Completion Date shall be assigned to Party B. Party B shall compensate Party A for any losses and extra expenses incurred except for those incurred due to Party A’s fault.

3.5

The Sale Assets and related information are under common custody of Party A and Party B during the period of time when both Parties handover the transfer and delivery of the Sale Assets and information. During this period, the incomes generated from the Sale Assets belong to Party B. After the completion of the transfer and delivery of the Sale Assets and information, Party A will no longer be responsible for managing the Sale Assets (rights) and related information except for those empowered by Party B.

3.6

Under the circumstance where Party B could fully perform the provision of Article 2 hereunder, Party A agree to notify each obligors of the Sale Assets with respect to the transfer of the Sale Assets (rights) from Party A to Party B, by means of an announcement or, if necessary, any other ways required by relevant laws and regulations, within 60 days after the execution of this Agreement or any other period of time agreed by Party B in writing.

4.	Taxes

Both Parties shall respectively bear its taxes incurred from the transfer of the Sale Assets under this Agreement according to laws and regulations.
5.	Representations and Warranties

	5.1	Representations and warranties of Party A
5.1.1

Party A is a limited liability company duly incorporated and legally exists under the laws of China, a qualified independent legal person with all necessary rights, powers and capacities to sign this Agreement and perform this Agreement.

5.1.2

The execution and performance of this Agreement by Party A will not conflict with its existing Articles of Association, internal constitutional documents or any contracts or agreements or obligations entered into by Party A, and will not violate any applicable laws and regulations, judicial judgements and rules, or administrative authorizations, orders and decisions.

5.1.3

Except otherwise required by related laws, regulations and regulatory authorities, Party A warrants to keep confidential of any commercial information and materials in writing or any other forms that have come into its acknowledges due to its execution and performance of this Agreement, and will not disclose to any third parties in writing, oral or any other forms.

5.1.4

Party A has all related rights which the owner of the Transferred Assets shall have based on the original title status, and such title may be transferred or disposed of according to laws, and will not be restricted by any undisclosed detention, mortgage or other third-party’s rights.

5.1.5

Starting from the execution date of this Agreement until the completion of delivery of all transferred assets, Party A warrants not to make any additional encumbrances, the Sale Assets are not the subject of any disposal of or transfer, and there is no material adverse change to the Sale Assets.

		5.1.6	All necessary property insurance policies purchased prior to the delivery of the Sale Assets shall remain valid.
	5.2	Representations and warranties of Party B
5.2.1

Party B is a limited liability company duly incorporated and legally exists under the laws of China, a qualified independent legal person with all necessary rights, powers and capacities to sign this Agreement and perform this Agreement.

5.2.2

The execution and performance of this Agreement by Party B will not conflict with its existing Articles of Association, internal constitutional documents or any contracts or agreements or obligations entered into by Party B, and will not violate any applicable laws and regulations, judicial judgements and rules, or administrative authorizations, orders and decisions.

5.2.3

Party B represent that due diligence has been carried out on the nature, amount, truthfulness, legitimate, effectiveness, whether this is any legal barriers to realize its rights, with respect to the Sale Assets and rights of the Subject matter stated in Article 1 hereunder and listed in its appendix, and agrees to purchase the Sale Assets as it is.

6.	Default and Liabilities

	6.1	The violation by any party of any obligations under this Agreement shall constitute a default. The default party shall make compensation to the other party for its actual losses incurred.
	6.2	Under circumstance where there is a particular provision in any other Articles of this Agreement with respect to default liabilities, the particular provision shall prevail.
6.3

In case any third party claims occur after the Completion Date but arising out of events or facts of the Sale Assets before the Completion Date, if Party B is aware of any claims, law suits or threatened claims raised by any third parties, which should be borne by Party A according to this Agreement (“Third Party Claims”), Party B shall inform Party A of the Third Party Claims within 3 days after having received the notice and enable Party A to handle and bear its full responsibilities. In case the Third Party Claims are caused by events or facts of the Sale Assets after the Completion Date, if Party A is aware of such claims which should be borne by Party B according to this Agreement, Party A shall inform Party B within 3 days after having received the notice and enable Party B to handle and bear its full responsibilities.

In case any actual or potential disputes, claims or law suits in relation to the Sale Assets exist or occur in or prior to the Completion Date, or occur after the Completion Date but arising out of events of the Sale Assets happened in or prior to the Completion Date, which would cause any losses, liabilities, judgements or expenses to Party B, Party A shall compensate Party B for its actual losses incurred.

7.	Force Majeure

7.1

If earthquake, typhoon, flood, fire, explosion or any other force majeure events occurs and causes one Party hereof to delay or fail to perform its obligations hereunder, the impacted party shall notify the other party immediately, and provide, within 15 days, a certificate stating the reasons why it delays or fails to perform its obligations in this Agreement.

7.2

If a force majeure event occurs, no Party shall be responsible for the losses suffered by the other Party for its failure or delay to perform this Agreement, the impacted party shall take immediate actions to do its best to reduce or eliminate the impacts of the force majeure, though.

8.	Effectiveness

This Agreement comes into effect upon signatures of the legal representatives or their authorized representatives and stamps of both Parties.
9.	Applicable Law and Dispute Settlement

	9.1	The execution, effectiveness, interpretation, performance and dispute settlement of this Agreement shall be governed by the PRC law.
9.2

Any dispute arising out of the performance of or in connection with this Agreement shall be submitted to the Arbitration Commission for arbitration according to the then effective arbitration rules. The arbitration award made according to the above arbitration procedures shall be final and binding on both Parties.

10.	Default Liabilities

	10.1	Any amendment of this Agreement shall be effective only if both Parties consent in writing and signed a supplementary agreement.
10.2

After this Agreement has come into effect, any changes of China laws, regulations, rules or judicial interpretations shall not constitute the reason for one Party to claim the invalidity of this Agreement.

11.	Miscellaneous

	11.1	The appendices constitute an inseverable part of this Agreement.
	11.2	Both Parties shall keep the content of this Agreement and its appendices confidential.
	11.3	For any matters not covered in this Agreement, both Parties shall discuss and execute a supplementary agreement. The supplementary agreement has equal legal validity with this Agreement.
	11.4	This Agreement is executed in two (2) original counterparts, one of which shall be retained by each Party. Each original counterpart has the equal legal validity.

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The Vendor: Haonan Xintong Communication Services Company Limited (chop) Legal Person or legal representative: /s/ XIAO Lei Date: 9 August 2019

The Purchaser: China Mobile Group Hainan Company Limited (chop) Legal Person or legal representative: /s/ XIAO Lei Date: 9 August 2019

Appendix 1: The Sale Assets List

Appendix 2: The Sale Assets List of Equipment and Fibers

Assets Transfer Agreement

This Agreement is entered into between the following parties on 9 August 2019 in Shijiazhuang:

The Vendor: Hebei Communication Services Company Limited (“Party A”)

Legal Person: LIU Dianfeng

Address: 136 Dong Feng Road, Shijiazhuang

The Purchaser: China Mobile Group Hebei Company Limited (“Party B”)

Legal Person: LIU Dianfeng

Address: 136 Dong Feng Road, Shijiazhuang

To clarify the rights and obligations of both parties, based on the principle of equally beneficiary to each other, following amicable consultation, both Parties have concluded the following agreements.

1.	The Subject Matter

1.1

The sale assets under this Agreement (hereinafter the “Sale Assets”) comprise, among other things, 2G equipment, pipelines and optic fibers, land and buildings in relation to the “Village Connect” project. The detailed Sale Assets is listed in the Appendix 1 hereof.

1.2

The completion date of this transaction hereunder is 9 August 2019 (the “Completion Date”). After the Completion Date, the leasing fees for the Sale Assets will cease to be payable by Party B to Party A.

2.	Consideration and Payment

2.1

The appraisal of the Sale Assets under this Agreement was conducted by China United Assets Appraisal Group Co., Ltd. The total consideration was determined subject to appraised value, which is RMB 6,975,025.54 after taxation, and RMB 6,750,793.22 before taxation

2.2

Within thirty (30) days after Completion and compliance with the related registration procedures, Party B shall make a one-off payment in cash to Party A the total consideration of RMB 6,975,025.54 after taxation.

2.3

Party A shall provide Party B an original and a copy of the official VAT receipt indicating the contract number and the aggregate after-taxation consideration when Party B pays Party A any consideration under this Agreement.

3.	The Transfer of Assets and Rights within the Scope of the Subject Matter

3.1

The assets and rights within the scope of the Subject shall be transferred from Party A to Party B after the Completion Date stipulated in Article 1.2. The handover personnel and address in relation to the transfer of assets and relevant information of the Subject matter shall be agreed otherwise by both Parties.

3.2

The delivery of assets within the scope of the Subject matter hereunder (the “Delivery”) shall be completed in accordance with the relevant laws and regulations, including but not limited to the delivery of movable property, transfer and registration of real estate and others. Party A shall complete the Delivery within 30 days upon the Completion Date hereunder and bear the relevant expenses.

3.3

For the purpose of completing the Delivery, both Parties agree that all rights and interests related to the Subject matter including but not limited to secured debts, mortgage, pledges, are transferred to Party B on the same time. Party A shall be responsible for the transfer of proprietary rights and change of ownership related to the relevant assets and bear the relevant expenses.

3.4

For the purpose of completing the Delivery, all contracts Party A had entered into in relation to the Sale Assets of the Subject matter shall be transferred to Party B (the “Transferred Contracts”) in principle. Party A’s rights and obligation under Transferred Contracts shall be borne and enjoyed by Party A on and before the Completion Date, and resumed by Party B after the Completion Date. If consent for the transfer of certain Transferred Contracts is not obtained from the other party to the contract before the Completion Date (the “Contracts Not Transferred”), such contracts shall be held by Party A on trust for Party B. Except as otherwise provided for in this Agreement, all rights or obligations, incomes and losses under the Contracts not Transferred from the Completion Date shall be assigned to Party B. Party B shall compensate Party A for any losses and extra expenses incurred except for those incurred due to Party A’s fault.

3.5

The Sale Assets and related information are under common custody of Party A and Party B during the period of time when both Parties handover the transfer and delivery of the Sale Assets and information. During this period, the incomes generated from the Sale Assets belong to Party B. After the completion of the transfer and delivery of the Sale Assets and information, Party A will no longer be responsible for managing the Sale Assets (rights) and related information except for those empowered by Party B.

3.6

Under the circumstance where Party B could fully perform the provision of Article 2 hereunder, Party A agree to notify each obligors of the Sale Assets with respect to the transfer of the Sale Assets (rights) from Party A to Party B, by means of an announcement or, if necessary, any other ways required by relevant laws and regulations, within 60 days after the execution of this Agreement or any other period of time agreed by Party B in writing.

4.	Taxes

Both Parties shall respectively bear its taxes incurred from the transfer of the Sale Assets under this Agreement according to laws and regulations.
5.	Representations and Warranties

	5.1	Representations and warranties of Party A

5.1.1

Party A is a limited liability company duly incorporated and legally exists under the laws of China, a qualified independent legal person with all necessary rights, powers and capacities to sign this Agreement and perform this Agreement.

5.1.2

The execution and performance of this Agreement by Party A will not conflict with its existing Articles of Association, internal constitutional documents or any contracts or agreements or obligations entered into by Party A, and will not violate any applicable laws and regulations, judicial judgements and rules, or administrative authorizations, orders and decisions.

5.1.3

Except otherwise required by related laws, regulations and regulatory authorities, Party A warrants to keep confidential of any commercial information and materials in writing or any other forms that have come into its acknowledges due to its execution and performance of this Agreement, and will not disclose to any third parties in writing, oral or any other forms.

5.1.4

Party A has all related rights which the owner of the Transferred Assets shall have based on the original title status, and such title may be transferred or disposed of according to laws, and will not be restricted by any undisclosed detention, mortgage or other third-party’s rights.

5.1.5

Starting from the execution date of this Agreement until the completion of delivery of all transferred assets, Party A warrants not to make any additional encumbrances, the Sale Assets are not the subject of any disposal of or transfer, and there is no material adverse change to the Sale Assets.

		5.1.6	All necessary property insurance policies purchased prior to the delivery of the Sale Assets shall remain valid.
	5.2	Representations and warranties of Party B

5.2.1

Party B is a limited liability company duly incorporated and legally exists under the laws of China, a qualified independent legal person with all necessary rights, powers and capacities to sign this Agreement and perform this Agreement.

5.2.2

The execution and performance of this Agreement by Party B will not conflict with its existing Articles of Association, internal constitutional documents or any contracts or agreements or obligations entered into by Party B, and will not violate any applicable laws and regulations, judicial judgements and rules, or administrative authorizations, orders and decisions.

5.2.3

Party B represent that due diligence has been carried out on the nature, amount, truthfulness, legitimate, effectiveness, whether this is any legal barriers to realize its rights, with respect to the Sale Assets and rights of the Subject matter stated in Article 1 hereunder and listed in its appendix, and agrees to purchase the Sale Assets as it is.

6.	Default and Liabilities

	6.1	The violation by any party of any obligations under this Agreement shall constitute a default. The default party shall make compensation to the other party for its actual losses incurred.
	6.2	Under circumstance where there is a particular provision in any other Articles of this Agreement with respect to default liabilities, the particular provision shall prevail.
6.3

In case any third party claims occur after the Completion Date but arising out of events or facts of the Sale Assets before the Completion Date, if Party B is aware of any claims, law suits or threatened claims raised by any third parties, which should be borne by Party A according to this Agreement (“Third Party Claims”), Party B shall inform Party A of the Third Party Claims within 3 days after having received the notice and enable Party A to handle and bear its full responsibilities. In case the Third Party Claims are caused by events or facts of the Sale Assets after the Completion Date, if Party A is aware of such claims which should be borne by Party B according to this Agreement, Party A shall inform Party B within 3 days after having received the notice and enable Party B to handle and bear its full responsibilities.

In case any actual or potential disputes, claims or law suits in relation to the Sale Assets exist or occur in or prior to the Completion Date, or occur after the Completion Date but arising out of events of the Sale Assets happened in or prior to the Completion Date, which would cause any losses, liabilities, judgements or expenses to Party B, Party A shall compensate Party B for its actual losses incurred.

7.	Force Majeure

7.1

If earthquake, typhoon, flood, fire, explosion or any other force majeure events occurs and causes one Party hereof to delay or fail to perform its obligations hereunder, the impacted party shall notify the other party immediately, and provide, within 15 days, a certificate stating the reasons why it delays or fails to perform its obligations in this Agreement.

7.2

If a force majeure event occurs, no Party shall be responsible for the losses suffered by the other Party for its failure or delay to perform this Agreement, the impacted party shall take immediate actions to do its best to reduce or eliminate the impacts of the force majeure, though.

8.	Effectiveness

This Agreement comes into effect upon signatures of the legal representatives or their authorized representatives and stamps of both Parties.
9.	Applicable Law and Dispute Settlement

	9.1	The execution, effectiveness, interpretation, performance and dispute settlement of this Agreement shall be governed by the PRC law.
9.2

Any dispute arising out of the performance of or in connection with this Agreement shall be submitted to Shijiazhuang Arbitration Commission for arbitration according to the then effective arbitration rules. The arbitration award made according to the above arbitration procedures shall be final and binding on both Parties.

10.	Default Liabilities

	10.1	Any amendment of this Agreement shall be effective only if both Parties consent in writing and signed a supplementary agreement.
10.2

After this Agreement has come into effect, any changes of China laws, regulations, rules or judicial interpretations shall not constitute the reason for one Party to claim the invalidity of this Agreement.

11.	Miscellaneous

	11.1	The appendix constitutes an inseverable part of this Agreement.
	11.2	Both Parties shall keep the content of this Agreement and its appendices confidential.
	11.3	For any matters not covered in this Agreement, both Parties shall discuss and execute a supplementary agreement. The supplementary agreement has equal legal validity with this Agreement.
	11.4	This Agreement is executed in two (2) original counterparts, one of which shall be retained by each Party. Each original counterpart has the equal legal validity.

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The Vendor: Hebei Communication Services Company Limited (chop)

Legal Person or legal representative: /s/ YANG Zhaohui

Date: 9 August 2019

The Purchaser: China Mobile Group Hebei Company Limited (chop)

Legal Person or legal representative: /s/ YANG Zhaohui

Date: 9 August 2019

Assets Transfer Agreement

This Agreement is entered into between the following parties on 9 August 2019 in Heilongjiang:

The Vendor: Heilongjiang Communication Services Company Limited (“Party A”)

 Legal Person: CHEN Wenyue

Address: 70 Wen Chang Street, Nan Gang District, Harbin, Heilongjiang

The Purchaser: China Mobile Group Heilongjiang Company Limited (“Party B”)

Legal Person: CHEN Wenyue

Address: 168 Xin Wan Road, Song Bei District, Harbin, Heilongjiang

To clarify the rights and obligations of both parties, based on the principle of equally beneficiary to each other, following amicable consultation, both Parties have concluded the following agreements.

1.	The Subject Matter

1.1

The sale assets under this Agreement (hereinafter the “Sale Assets”) comprise, among other things, 2G equipment, pipelines and optic fibers, land and buildings in relation to the “Village Connect” project. The detailed Sale Assets is listed in the Appendix 1 hereof.

1.2

The completion date of this transaction hereunder is 9 August 2019 (the “Completion Date”). After the Completion Date, the leasing fees for the Sale Assets will cease to be payable by Party B to Party A.

2.	Consideration and Payment

2.1

The appraisal of the Sale Assets under this Agreement was conducted by China United Assets Appraisal Group Co., Ltd. The total consideration was determined subject to appraised value, which is RMB 9,161,485.28 after taxation, among which, the consideration before taxation is RMB 8,457,542.95 and the value-added tax is RMB 703,942.33.

2.2

Within thirty (30) days after Completion and compliance with the related registration procedures, Party B shall make a one-off payment in cash to Party A the total consideration of RMB 9,161,485.28 after taxation, among which, the consideration before taxation is RMB 8,457,542.95 and the value-added tax is RMB 703,942.33.

2.3

Party A shall provide Party B an original and a copy of the official VAT receipt indicating the contract number and the aggregate after-taxation consideration when Party B pays Party A any consideration under this Agreement.

3.	The Transfer of Assets and Rights within the Scope of the Subject Matter

3.1

The assets and rights within the scope of the Subject shall be transferred from Party A to Party B after the Completion Date stipulated in Article 1.2. The handover personnel and address in relation to the transfer of assets and relevant information of the Subject matter shall be agreed otherwise by both Parties.

3.2

The delivery of assets within the scope of the Subject matter hereunder (the “Delivery”) shall be completed in accordance with the relevant laws and regulations, including but not limited to the delivery of movable property, transfer and registration of real estate and others. Party A shall complete the Delivery within 30 days upon the Completion Date hereunder and bear the relevant expenses.

3.3

For the purpose of completing the Delivery, both Parties agree that all rights and interests related to the Subject matter including but not limited to secured debts, mortgage, pledges, are transferred to Party B on the same time. Party A shall be responsible for the transfer of proprietary rights and change of ownership related to the relevant assets and bear the relevant expenses.

3.4

For the purpose of completing the Delivery, all contracts Party A had entered into in relation to the Sale Assets of the Subject matter shall be transferred to Party B (the “Transferred Contracts”) in principle. Party A’s rights and obligation under Transferred Contracts shall be borne and enjoyed by Party A on and before the Completion Date, and resumed by Party B after the Completion Date. If consent for the transfer of certain Transferred Contracts is not obtained from the other party to the contract before the Completion Date (the “Contracts Not Transferred”), such contracts shall be held by Party A on trust for Party B. Except as otherwise provided for in this Agreement, all rights or obligations, incomes and losses under the Contracts not Transferred from the Completion Date shall be assigned to Party B. Party B shall compensate Party A for any losses and extra expenses incurred except for those incurred due to Party A’s fault.

3.5

The Sale Assets and related information are under common custody of Party A and Party B during the period of time when both Parties handover the transfer and delivery of the Sale Assets and information. During this period, the incomes generated from the Sale Assets belong to Party B. After the completion of the transfer and delivery of the Sale Assets and information, Party A will no longer be responsible for managing the Sale Assets (rights) and related information except for those empowered by Party B.

3.6

Under the circumstance where Party B could fully perform the provision of Article 2 hereunder, Party A agree to notify each obligors of the Sale Assets with respect to the transfer of the Sale Assets (rights) from Party A to Party B, by means of an announcement or, if necessary, any other ways required by relevant laws and regulations, within 60 days after the execution of this Agreement or any other period of time agreed by Party B in writing.

4.	Taxes

Both Parties shall respectively bear its taxes incurred from the transfer of the Sale Assets under this Agreement according to laws and regulations.
5.	Representations and Warranties

	5.1	Representations and warranties of Party A

5.1.1

Party A is a limited liability company duly incorporated and legally exists under the laws of China, a qualified independent legal person with all necessary rights, powers and capacities to sign this Agreement and perform this Agreement.

5.1.2

The execution and performance of this Agreement by Party A will not conflict with its existing Articles of Association, internal constitutional documents or any contracts or agreements or obligations entered into by Party A, and will not violate any applicable laws and regulations, judicial judgements and rules, or administrative authorizations, orders and decisions.

5.1.3

Except otherwise required by related laws, regulations and regulatory authorities, Party A warrants to keep confidential of any commercial information and materials in writing or any other forms that have come into its acknowledges due to its execution and performance of this Agreement, and will not disclose to any third parties in writing, oral or any other forms.

5.1.4

Party A has all related rights which the owner of the Transferred Assets shall have based on the original title status, and such title may be transferred or disposed of according to laws, and will not be restricted by any undisclosed detention, mortgage or other third-party’s rights.

5.1.5

Starting from the execution date of this Agreement until the completion of delivery of all transferred assets, Party A warrants not to make any additional encumbrances, the Sale Assets are not the subject of any disposal of or transfer, and there is no material adverse change to the Sale Assets.

		5.1.6	All necessary property insurance policies purchased prior to the delivery of the Sale Assets shall remain valid.
	5.2	Representations and warranties of Party B

5.2.1

Party B is a limited liability company duly incorporated and legally exists under the laws of China, a qualified independent legal person with all necessary rights, powers and capacities to sign this Agreement and perform this Agreement.

5.2.2

The execution and performance of this Agreement by Party B will not conflict with its existing Articles of Association, internal constitutional documents or any contracts or agreements or obligations entered into by Party B, and will not violate any applicable laws and regulations, judicial judgements and rules, or administrative authorizations, orders and decisions.

5.2.3

Party B represent that due diligence has been carried out on the nature, amount, truthfulness, legitimate, effectiveness, whether this is any legal barriers to realize its rights, with respect to the Sale Assets and rights of the Subject matter stated in Article 1 hereunder and listed in its appendix, and agrees to purchase the Sale Assets as it is.

6.	Default and Liabilities

	6.1	The violation by any party of any obligations under this Agreement shall constitute a default. The default party shall make compensation to the other party for its actual losses incurred.
	6.2	Under circumstance where there is a particular provision in any other Articles of this Agreement with respect to default liabilities, the particular provision shall prevail.
6.3

In case any third party claims occur after the Completion Date but arising out of events or facts of the Sale Assets before the Completion Date, if Party B is aware of any claims, law suits or threatened claims raised by any third parties, which should be borne by Party A according to this Agreement (“Third Party Claims”), Party B shall inform Party A of the Third Party Claims within 3 days after having received the notice and enable Party A to handle and bear its full responsibilities. In case the Third Party Claims are caused by events or facts of the Sale Assets after the Completion Date, if Party A is aware of such claims which should be borne by Party B according to this Agreement, Party A shall inform Party B within 3 days after having received the notice and enable Party B to handle and bear its full responsibilities.

In case any actual or potential disputes, claims or law suits in relation to the Sale Assets exist or occur in or prior to the Completion Date, or occur after the Completion Date but arising out of events of the Sale Assets happened in or prior to the Completion Date, which would cause any losses, liabilities, judgements or expenses to Party B, Party A shall compensate Party B for its actual losses incurred.

7.	Force Majeure

7.1

If earthquake, typhoon, flood, fire, explosion or any other force majeure events occurs and causes one Party hereof to delay or fail to perform its obligations hereunder, the impacted party shall notify the other party immediately, and provide, within 15 days, a certificate stating the reasons why it delays or fails to perform its obligations in this Agreement.

7.2

If a force majeure event occurs, no Party shall be responsible for the losses suffered by the other Party for its failure or delay to perform this Agreement, the impacted party shall take immediate actions to do its best to reduce or eliminate the impacts of the force majeure, though.

8.	Effectiveness

This Agreement comes into effect upon signatures of the legal representatives or their authorized representatives and stamps of both Parties.
9.	Applicable Law and Dispute Settlement

	9.1	The execution, effectiveness, interpretation, performance and dispute settlement of this Agreement shall be governed by the PRC law.
9.2

Any dispute arising out of the performance of or in connection with this Agreement shall be submitted to Harbin Arbitration Commission for arbitration according to the then effective arbitration rules. The arbitration award made according to the above arbitration procedures shall be final and binding on both Parties.

10.	Default Liabilities

	10.1	Any amendment of this Agreement shall be effective only if both Parties consent in writing and signed a supplementary agreement.
10.2

After this Agreement has come into effect, any changes of China laws, regulations, rules or judicial interpretations shall not constitute the reason for one Party to claim the invalidity of this Agreement.

11.	Miscellaneous

	11.1	The appendices constitute an inseverable part of this Agreement.
	11.2	Both Parties shall keep the content of this Agreement and its appendices confidential.
	11.3	For any matters not covered in this Agreement, both Parties shall discuss and execute a supplementary agreement. The supplementary agreement has equal legal validity with this Agreement.
11.4

The Appendices of this Agreement include: 1. the Sale Assets List and 2. Description of Defects of Property Rights. This Agreement is executed in six (6) original counterparts, three of which shall be retained by each Party. Each original counterpart has the equal legal validity.

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The Vendor: Heilongjiang Communication Services Company Limited (chop)

Legal Person or legal representative: /s/ MA Xianzhi

Date: 9 August 2019

The Purchaser: China Mobile Group Heilongjiang Company Limited (chop)

Legal Person or legal representative: /s/ CHEN Wenyue

Date: 9 August 2019

Assets Transfer Agreement

This Agreement is entered into between the following parties on 9 August 2019 in Zhengzhou:

The Vendor: Henan Feida Communication Development Company Limited (“Party A”)

Legal Person: ZHANG Hongxing

Address: 12 Gong Yi Street, Zhengzhou

The Purchaser: China Mobile Group Henan Company Limited (“Party B”)

Legal Person: YANG Jianyu

Address: 48 Jing San Road, Zhengzhou

To clarify the rights and obligations of both parties, based on the principle of equally beneficiary to each other, following amicable consultation, both Parties have concluded the following agreements.

1.	The Subject Matter

1.1

The sale assets under this Agreement (hereinafter the “Sale Assets”) comprise, among other things, 2G equipment, land and buildings, vehicles, super base stations in relation to the “Village Connect” project. The detailed Sale Assets is listed in the Appendix 1 hereof.

1.2

The completion date of this transaction hereunder is 9 August 2019 (the “Completion Date”). After the Completion Date, the leasing fees for the Sale Assets will cease to be payable by Party B to Party A.

2.	Consideration and Payment

2.1

The appraisal of the Sale Assets under this Agreement was conducted by China United Assets Appraisal Group Co., Ltd. The total consideration was determined subject to appraised value, which is RMB 13,872,706.70 after taxation.

2.2

Within thirty (30) days after Completion and compliance with the related registration procedures, Party B shall make a one-off payment in cash to Party A the total consideration of RMB 13,872,706.00 after taxation.

2.3

Party A shall provide Party B an original and a copy of the official VAT receipt indicating the contract number and the aggregate after-taxation consideration with a breakdown of tax rates at 3%, 5% and 13% when Party B pays Party A any consideration under this Agreement.

	2.4	Party A’s bank account information for settlement is as follows: Account name: Henan Feida Communication Development Company Limited Bank name: ICBC Zhengzhou Branch Bank account: 1702029119201087928

3.	The Transfer of Assets and Rights within the Scope of the Subject Matter

3.1

The assets and rights within the scope of the Subject shall be transferred from Party A to Party B after the Completion Date stipulated in Article 1.2. The handover personnel and address in relation to the transfer of assets and relevant information of the Subject matter shall be agreed otherwise by both Parties.

3.2

The delivery of assets within the scope of the Subject matter hereunder (the “Delivery”) shall be completed in accordance with the relevant laws and regulations, including but not limited to the delivery of movable property, transfer and registration of real estate and others. Party A shall complete the Delivery within [ ] days upon the Completion Date hereunder and bear the relevant expenses.

3.3

For the purpose of completing the Delivery, both Parties agree that all rights and interests related to the Subject matter including but not limited to secured debts, mortgage, pledges, are transferred to Party B on the same time. Party A shall be responsible for the transfer of proprietary rights and change of ownership related to the relevant assets and bear the relevant expenses.

3.4

For the purpose of completing the Delivery, all contracts Party A had entered into in relation to the Sale Assets of the Subject matter shall be transferred to Party B (the “Transferred Contracts”) in principle. Party A’s rights and obligation under Transferred Contracts shall be borne and enjoyed by Party A on and before the Completion Date, and resumed by Party B after the Completion Date. If consent for the transfer of certain Transferred Contracts is not obtained from the other party to the contract before the Completion Date (the “Contracts Not Transferred”), such contracts shall be held by Party A on trust for Party B. Except as otherwise provided for in this Agreement, all rights or obligations, incomes and losses under the Contracts not Transferred from the Completion Date shall be assigned to Party B. Party B shall compensate Party A for any losses and extra expenses incurred except for those incurred due to Party A’s fault.

3.5

The Sale Assets and related information are under common custody of Party A and Party B during the period of time when both Parties handover the transfer and delivery of the Sale Assets and information. During this period, the incomes generated from the Sale Assets belong to Party B. After the completion of the transfer and delivery of the Sale Assets and information, Party A will no longer be responsible for managing the Sale Assets (rights) and related information except for those empowered by Party B.

3.6

Under the circumstance where Party B could fully perform the provision of Article 2 hereunder, Party A agree to notify each obligors of the Sale Assets with respect to the transfer of the Sale Assets (rights) from Party A to Party B, by means of an announcement or, if necessary, any other ways required by relevant laws and regulations, within 60 days after the execution of this Agreement or any other period of time agreed by Party B in writing.

4.	Taxes

Both Parties shall respectively bear its taxes incurred from the transfer of the Sale Assets under this Agreement according to laws and regulations.
5.	Representations and Warranties

	5.1	Representations and warranties of Party A

5.1.1

Party A is Henan Feida Communication Development Company Limited, which is duly incorporated and legally exists under the laws of China, a qualified independent legal person with all necessary rights, powers and capacities to sign this Agreement and perform this Agreement.

5.1.2

The execution and performance of this Agreement by Party A will not conflict with its existing Articles of Association, internal constitutional documents or any contracts or agreements or obligations entered into by Party A, and will not violate any applicable laws and regulations, judicial judgements and rules, or administrative authorizations, orders and decisions.

5.1.3

Except otherwise required by related laws, regulations and regulatory authorities, Party A warrants to keep confidential of any commercial information and materials in writing or any other forms that have come into its acknowledges due to its execution and performance of this Agreement, and will not disclose to any third parties in writing, oral or any other forms.

5.1.4

Party A has all related rights which the owner of the Transferred Assets shall have based on the original title status, and such title may be transferred or disposed of according to laws, and will not be restricted by any undisclosed detention, mortgage or other third-party’s rights.

5.1.5

Starting from the execution date of this Agreement until the completion of delivery of all transferred assets, Party A warrants not to make any additional encumbrances, the Sale Assets are not the subject of any disposal of or transfer, and there is no material adverse change to the Sale Assets.

		5.1.6	All necessary property insurance policies purchased prior to the delivery of the Sale Assets shall remain valid.
	5.2	Representations and warranties of Party B

5.2.1

Party B is China Mobile Group Henan Company Limited, which is duly incorporated and legally exists under the laws of China, a qualified independent legal person with all necessary rights, powers and capacities to sign this Agreement and perform this Agreement.

5.2.2

The execution and performance of this Agreement by Party B will not conflict with its existing Articles of Association, internal constitutional documents or any contracts or agreements or obligations entered into by Party B, and will not violate any applicable laws and regulations, judicial judgements and rules, or administrative authorizations, orders and decisions.

5.2.3

Party B represent that due diligence has been carried out on the nature, amount, truthfulness, legitimate, effectiveness, whether this is any legal barriers to realize its rights, with respect to the Sale Assets and rights of the Subject matter stated in Article 1 hereunder and listed in its appendix, and agrees to purchase the Sale Assets as it is.

6.	Default and Liabilities

	6.1	The violation by any party of any obligations under this Agreement shall constitute a default. The default party shall make compensation to the other party for its actual losses incurred.
	6.2	Under circumstance where there is a particular provision in any other Articles of this Agreement with respect to default liabilities, the particular provision shall prevail.
6.3

In case any third party claims occur after the Completion Date but arising out of events or facts of the Sale Assets before the Completion Date, if Party B is aware of any claims, law suits or threatened claims raised by any third parties, which should be borne by Party A according to this Agreement (“Third Party Claims”), Party B shall inform Party A of the Third Party Claims within 3 days after having received the notice and enable Party A to handle and bear its full responsibilities. In case the Third Party Claims are caused by events or facts of the Sale Assets after the Completion Date, if Party A is aware of such claims which should be borne by Party B according to this Agreement, Party A shall inform Party B within 3 days after having received the notice and enable Party B to handle and bear its full responsibilities.

In case any actual or potential disputes, claims or law suits in relation to the Sale Assets exist or occur in or prior to the Completion Date, or occur after the Completion Date but arising out of events of the Sale Assets happened in or prior to the Completion Date, which would cause any losses, liabilities, judgements or expenses to Party B, Party A shall compensate Party B for its actual losses incurred.

7.	Force Majeure

7.1

If earthquake, typhoon, flood, fire, explosion or any other force majeure events occurs and causes one Party hereof to delay or fail to perform its obligations hereunder, the impacted party shall notify the other party immediately, and provide, within 15 days, a certificate stating the reasons why it delays or fails to perform its obligations in this Agreement.

7.2

If a force majeure event occurs, no Party shall be responsible for the losses suffered by the other Party for its failure or delay to perform this Agreement, the impacted party shall take immediate actions to do its best to reduce or eliminate the impacts of the force majeure, though.

8.	Effectiveness

This Agreement comes into effect upon signatures of the legal representatives or their authorized representatives and stamps of both Parties.
9.	Applicable Law and Dispute Settlement

	9.1	The execution, effectiveness, interpretation, performance and dispute settlement of this Agreement shall be governed by the PRC law.
9.2

Any dispute arising out of the performance of or in connection with this Agreement shall be submitted to Hefei Arbitration Commission for arbitration according to the then effective arbitration rules. The arbitration award made according to the above arbitration procedures shall be final and binding on both Parties.

10.	Default Liabilities

	10.1	Any amendment of this Agreement shall be effective only if both Parties consent in writing and signed a supplementary agreement.
10.2

After this Agreement has come into effect, any changes of China laws, regulations, rules or judicial interpretations shall not constitute the reason for one Party to claim the invalidity of this Agreement.

11.	Miscellaneous

	11.1	The appendix constitutes an inseverable part of this Agreement.
	11.2	Both Parties shall keep the content of this Agreement and its appendices confidential.
	11.3	For any matters not covered in this Agreement, both Parties shall discuss and execute a supplementary agreement. The supplementary agreement has equal legal validity with this Agreement.
	11.4	This Agreement is executed in two (2) original counterparts, one of which shall be retained by each Party. Each original counterpart has the equal legal validity.

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The Vendor: Henan Feida Communication Development Company Limited (chop)

Legal Person or legal representative: /s/ YIN Yongjie

Date: 9 August 2019

The Purchaser: China Mobile Group Henan Company Limited (chop)

Legal Person or legal representative: /s/ YANG Jianyu

Date:

CMHB-201900810

Assets Transfer Agreement

This Agreement is entered into between the following parties on 9 August 2019 in Wuhan, Hubei:

The Vendor: Hubei Communication Services Co., Ltd. (“Party A”) Legal Person: FAN Bingheng Address: 36 Ma Chang Jiao Xiao Road, Jianghan District, Wuhan
The Purchaser: China Mobile Group Hubei Company Limited (“Party B”) Legal Person: FAN Bingheng Address: 66 Chang Qing San Road, Jianghan District, Wuhan

To clarify the rights and obligations of both parties, based on the principle of equally beneficiary to each other, following amicable consultation, both Parties have concluded the following agreements.

1.	The Subject Matter

1.1

The sale assets under this Agreement (hereinafter the “Sale Assets”) comprise, among other things, 2G equipment, pipelines and optic fibers, land and buildings in relation to the “Village Connect” project. The detailed Sale Assets is listed in the Appendix: Scope of the Sale Assets.

1.2

The completion date of this transaction hereunder is 9 August 2019 (the “Completion Date”). After the Completion Date, the leasing fees for the Sale Assets will cease to be payable by Party B to Party A.

2.	Consideration and Payment

2.1

The appraisal of the Sale Assets under this Agreement was conducted by China United Assets Appraisal Group Co., Ltd. The total consideration was determined subject to appraised value, which is RMB 12,328,671.82 after taxation.

2.2

Within thirty (30) days after Completion and compliance with the related registration procedures, Party B shall make a one-off payment in cash to Party A the consideration of RMB 12,328,671.82 after taxation.

2.3

Party A shall provide Party B an original and a copy of the official VAT receipt indicating the contract number and the aggregate after-taxation consideration at the legal tax rates when Party B pays Party A any consideration under this Agreement.

	2.4	Both Parties’ bank information for settlement are as follows:

Party A: Hubei Communication Services Co., Ltd.
TIN: 914200007146985274

Account name: Hubei Communication Services Co., Ltd.

Bank name: ICBC Wuhan Shui Guo Lake Branch

Bank account: 3202016529200024225

Party B: China Mobile Group Hubei Company Limited

TIN: 914200007109374127

Account Name: China Mobile Group Hubei Company Limited

Bank name: China Mobile Group Finance Co., Ltd.

Bank account: 8888016100089008

A Party shall inform the other Party in writing 10 days in advance if the above accounts need to be changed. If one Party fails to inform the other Party in accordance with the provision hereof and causes losses, the Party shall compensate the other Party.

In the course of performing this Agreement, if the national tax policy is changed, the after-taxation consideration for the unperformed part of this Agreement shall be re-calculated at the new tax rates on the basis that the original after-taxation amount remains. No supplementary agreement shall be executed.

3.	The Transfer of Assets and Rights within the Scope of the Subject Matter

3.1

The assets and rights within the scope of the Subject shall be transferred from Party A to Party B after the Completion Date stipulated in Article 1.2. The handover personnel and address in relation to the transfer of assets and relevant information of the Subject matter shall be agreed otherwise by both Parties.

3.2

The delivery of assets within the scope of the Subject matter hereunder (the “Delivery”) shall be completed in accordance with the relevant laws and regulations, including but not limited to the delivery of movable property, transfer and registration of real estate and others. Party A shall complete the Delivery within 30 days upon the Completion Date hereunder and bear the relevant expenses.

3.3

For the purpose of completing the Delivery, both Parties agree that all rights and interests related to the Subject matter including but not limited to secured debts, mortgage, pledges, are transferred to Party B on the same time. Party A shall be responsible for the transfer of proprietary rights and change of ownership related to the relevant assets and bear the relevant expenses.

3.4

For the purpose of completing the Delivery, all contracts Party A had entered into in relation to the Sale Assets of the Subject matter shall be transferred to Party B (the “Transferred Contracts”) in principle. Party A’s rights and obligation under Transferred Contracts shall be borne and enjoyed by Party A on and before the Completion Date, and resumed by Party B after the Completion Date. If consent for the transfer of certain Transferred Contracts is not obtained from the other party to the contract before the Completion Date (the “Contracts Not Transferred”), such contracts shall be held by Party A on trust for Party B. Except as otherwise provided for in this Agreement, all rights or obligations, incomes and losses under the Contracts not Transferred from the Completion Date shall be assigned to Party B. Party B shall compensate Party A for any losses and extra expenses incurred except for those incurred due to Party A’s fault.

3.5

The Sale Assets and related information are under common custody of Party A and Party B during the period of time when both Parties handover the transfer and delivery of the Sale Assets and information. During this period, the incomes generated from the Sale Assets belong to Party B. After the completion of the transfer and delivery of the Sale Assets and information, Party A will no longer be responsible for managing the Sale Assets (rights) and related information except for those empowered by Party B.

3.6

Under the circumstance where Party B could fully perform the provision of Article 2 hereunder, Party A agree to notify each obligors of the Sale Assets with respect to the transfer of the Sale Assets (rights) from Party A to Party B, by means of an announcement or, if necessary, any other ways required by relevant laws and regulations, within 60 days after the execution of this Agreement or any other period of time agreed by Party B in writing.

4.	Taxes

Both Parties shall respectively bear its taxes incurred from the transfer of the Sale Assets under this Agreement according to laws and regulations.
5.	Representations and Warranties

	5.1	Representations and warranties of Party A

5.1.1

Party A is a limited liability company duly incorporated and legally exists under the laws of China, a qualified independent legal person with all necessary rights, powers and capacities to sign this Agreement and perform this Agreement.

5.1.2

The execution and performance of this Agreement by Party A will not conflict with its existing Articles of Association, internal constitutional documents or any contracts or agreements or obligations entered into by Party A, and will not violate any applicable laws and regulations, judicial judgements and rules, or administrative authorizations, orders and decisions.

5.1.3

Except otherwise required by related laws, regulations and regulatory authorities, Party A warrants to keep confidential of any commercial information and materials in writing or any other forms that have come into its acknowledges due to its execution and performance of this Agreement, and will not disclose to any third parties in writing, oral or any other forms.

5.1.4

Party A has all related rights which the owner of the Transferred Assets shall have based on the original title status, and such title may be transferred or disposed of according to laws, and will not be restricted by any undisclosed detention, mortgage or other third-party’s rights.

5.1.5

Starting from the execution date of this Agreement until the completion of delivery of all transferred assets, Party A warrants not to make any additional encumbrances, the Sale Assets are not the subject of any disposal of or transfer, and there is no material adverse change to the Sale Assets.

		5.1.6	All necessary property insurance policies purchased prior to the delivery of the Sale Assets shall remain valid.
	5.2	Representations and warranties of Party B

5.2.1

Party B is a limited liability company duly incorporated and legally exists under the laws of China, a qualified independent legal person with all necessary rights, powers and capacities to sign this Agreement and perform this Agreement.

5.2.2

The execution and performance of this Agreement by Party B will not conflict with its existing Articles of Association, internal constitutional documents or any contracts or agreements or obligations entered into by Party B, and will not violate any applicable laws and regulations, judicial judgements and rules, or administrative authorizations, orders and decisions.

5.2.3

Party B represent that due diligence has been carried out on the nature, amount, truthfulness, legitimate, effectiveness, whether this is any legal barriers to realize its rights, with respect to the Sale Assets and rights of the Subject matter stated in Article 1 hereunder and listed in its appendix, and agrees to purchase the Sale Assets as it is.

6.	Default and Liabilities

	6.1	The violation by any party of any obligations under this Agreement shall constitute a default. The default party shall make compensation to the other party for its actual losses incurred.
	6.2	Under circumstance where there is a particular provision in any other Articles of this Agreement with respect to default liabilities, the particular provision shall prevail.

6.3

In case any third party claims occur after the Completion Date but arising out of events or facts of the Sale Assets before the Completion Date, if Party B is aware of any claims, law suits or threatened claims raised by any third parties, which should be borne by Party A according to this Agreement (“Third Party Claims”), Party B shall inform Party A of the Third Party Claims within 3 days after having received the notice and enable Party A to handle and bear its full responsibilities. In case the Third Party Claims are caused by events or facts of the Sale Assets after the Completion Date, if Party A is aware of such claims which should be borne by Party B according to this Agreement, Party A shall inform Party B within 3 days after having received the notice and enable Party B to handle and bear its full responsibilities.

In case any actual or potential disputes, claims or law suits in relation to the Sale Assets exist or occur in or prior to the Completion Date, or occur after the Completion Date but arising out of events of the Sale Assets happened in or prior to the Completion Date, which would cause any losses, liabilities, judgements or expenses to Party B, Party A shall compensate Party B for its actual losses incurred.

7.	Force Majeure

7.1

If earthquake, typhoon, flood, fire, explosion or any other force majeure events occurs and causes one Party hereof to delay or fail to perform its obligations hereunder, the impacted party shall notify the other party immediately, and provide, within 15 days, a certificate stating the reasons why it delays or fails to perform its obligations in this Agreement.

7.2

If a force majeure event occurs, no Party shall be responsible for the losses suffered by the other Party for its failure or delay to perform this Agreement, the impacted party shall take immediate actions to do its best to reduce or eliminate the impacts of the force majeure, though.

8.	Effectiveness

This Agreement comes into effect upon signatures of the legal representatives or their authorized representatives and stamps of both Parties.
9.	Applicable Law and Dispute Settlement

	9.1	The execution, effectiveness, interpretation, performance and dispute settlement of this Agreement shall be governed by the PRC law.
9.2

Any dispute arising out of the performance of or in connection with this Agreement shall be submitted to Wuhan Arbitration Commission for arbitration according to the then effective arbitration rules. The arbitration award made according to the above arbitration procedures shall be final and binding on both Parties.

10.	Default Liabilities

	10.1	Any amendment of this Agreement shall be effective only if both Parties consent in writing and signed a supplementary agreement.

10.2

After this Agreement has come into effect, any changes of China laws, regulations, rules or judicial interpretations shall not constitute the reason for one Party to claim the invalidity of this Agreement.

11.	Miscellaneous

	11.1	The appendices constitute an inseverable part of this Agreement.
	11.2	Both Parties shall keep the content of this Agreement and its appendices confidential.
	11.3	For any matters not covered in this Agreement, both Parties shall discuss and execute a supplementary agreement. The supplementary agreement has equal legal validity with this Agreement.
	11.4	This Agreement is executed in four (4) original counterparts, two of which shall be retained by each Party. Each original counterpart has the equal legal validity.

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The Vendor: Hubei Communication Services Co., Ltd. (chop) Legal Person or legal representative: /s/ FAN Bingheng Date: 9 August 2019
The Purchaser: China Mobile Group Hubei Company Limited (chop) Legal Person or legal representative: /s/ ZHANG Shaoming Date: 9 August 2019

Assets Transfer Agreement

This Agreement is entered into between the following parties on 9 August 2019 in Changsha:

The Vendor: Hunan Communication Services Co., Ltd. (“Party A”) Legal Person: QIU Wenhui Address: Room 771, 7/F., Yunlong Show Zone Management Committee, Zhuzhou, Hunan
The Purchaser: China Mobile Group Hunan Company Limited (“Party B”) Legal Person: QIU Wenhui Address: 489 Che Zhan Bei Road, Changsha, Hunan

To clarify the rights and obligations of both parties, based on the principle of equally beneficiary to each other, following amicable consultation, both Parties have concluded the following agreements.

1.	The Subject Matter

1.1

The sale assets under this Agreement (hereinafter the “Sale Assets”) comprise, among other things, 2G equipment, pipelines and optic fibers, land and buildings in relation to the “Village Connect” project. The detailed Sale Assets is listed in the Appendix 1: 0011 Appraisal Details in Asset-based Approach (Hunan) (0722 final version).

1.2

The completion date of this transaction hereunder is 9 August 2019 (the “Completion Date”). After the Completion Date, the leasing fees for the Sale Assets will cease to be payable by Party B to Party A.

2.	Consideration and Payment

2.1

The appraisal of the Sale Assets under this Agreement was conducted by China United Assets Appraisal Group Co., Ltd. The total before-taxation consideration was determined subject to appraised value, which is RMB 7,572,611.95. After confirmation, the before-taxation amount for the Sale Assets at tax rate of 3% is RMB 7,214,350.95 with taxation of RMB 216,430.53, and RMB 358261.00 with taxation of RMB 46,573.93 for those at tax rate of 13%, which totaled RMB 7,572,611.95 with taxation of RMB 263,004.46. So the total after-taxation consideration is RMB 7,835,616.41.

2.2

Within thirty (30) days after Completion and compliance with the related registration procedures, Party B shall make a one-off payment in cash to Party A the consideration of RMB 7,835,616.41 after taxation.

2.3

Party A shall provide Party B an original and a copy of the official VAT receipt indicating the contract number and the aggregate after-taxation consideration when Party B pays Party A any consideration under this Agreement.

3.	The Transfer of Assets and Rights within the Scope of the Subject Matter

3.1

The assets and rights within the scope of the Subject shall be transferred from Party A to Party B after the Completion Date stipulated in Article 1.2. The handover personnel and address in relation to the transfer of assets and relevant information of the Subject matter shall be agreed otherwise by both Parties.

3.2

The delivery of assets within the scope of the Subject matter hereunder (the “Delivery”) shall be completed in accordance with the relevant laws and regulations, including but not limited to the delivery of movable property, transfer and registration of real estate and others. Party A shall complete the Delivery within 90 days upon the Completion Date hereunder and bear the relevant expenses.

3.3

For the purpose of completing the Delivery, both Parties agree that all rights and interests related to the Subject matter including but not limited to secured debts, mortgage, pledges, are transferred to Party B on the same time. Party A shall be responsible for the transfer of proprietary rights and change of ownership related to the relevant assets and bear the relevant expenses.

3.4

For the purpose of completing the Delivery, all contracts Party A had entered into in relation to the Sale Assets of the Subject matter shall be transferred to Party B (the “Transferred Contracts”) in principle. Party A’s rights and obligation under Transferred Contracts shall be borne and enjoyed by Party A on and before the Completion Date, and resumed by Party B after the Completion Date. If consent for the transfer of certain Transferred Contracts is not obtained from the other party to the contract before the Completion Date (the “Contracts Not Transferred”), such contracts shall be held by Party A on trust for Party B. Except as otherwise provided for in this Agreement, all rights or obligations, incomes and losses under the Contracts not Transferred from the Completion Date shall be assigned to Party B. Party B shall compensate Party A for any losses and extra expenses incurred except for those incurred due to Party A’s fault.

3.5

The Sale Assets and related information are under common custody of Party A and Party B during the period of time when both Parties handover the transfer and delivery of the Sale Assets and information. During this period, the incomes generated from the Sale Assets belong to Party B. After the completion of the transfer and delivery of the Sale Assets and information, Party A will no longer be responsible for managing the Sale Assets (rights) and related information except for those empowered by Party B.

3.6

Under the circumstance where Party B could fully perform the provision of Article 2 hereunder, Party A agree to notify each obligors of the Sale Assets with respect to the transfer of the Sale Assets (rights) from Party A to Party B, by means of an announcement or, if necessary, any other ways required by relevant laws and regulations, within 60 days after the execution of this Agreement or any other period of time agreed by Party B in writing.

4.	Taxes

Both Parties shall respectively bear its taxes incurred from the transfer of the Sale Assets under this Agreement according to laws and regulations.
5.	Representations and Warranties

	5.1	Representations and warranties of Party A

5.1.1

Party A is a company duly incorporated and legally exists under the laws of China, a qualified independent legal person with all necessary rights, powers and capacities to sign this Agreement and perform this Agreement.

5.1.2

The execution and performance of this Agreement by Party A will not conflict with its existing Articles of Association, internal constitutional documents or any contracts or agreements or obligations entered into by Party A, and will not violate any applicable laws and regulations, judicial judgements and rules, or administrative authorizations, orders and decisions.

5.1.3

Except otherwise required by related laws, regulations and regulatory authorities, Party A warrants to keep confidential of any commercial information and materials in writing or any other forms that have come into its acknowledges due to its execution and performance of this Agreement, and will not disclose to any third parties in writing, oral or any other forms.

5.1.4

Party A has all related rights which the owner of the Transferred Assets shall have based on the original title status, and such title may be transferred or disposed of according to laws, and will not be restricted by any undisclosed detention, mortgage or other third-party’s rights.

5.1.5

Starting from the execution date of this Agreement until the completion of delivery of all transferred assets, Party A warrants not to make any additional encumbrances, the Sale Assets are not the subject of any disposal of or transfer, and there is no material adverse change to the Sale Assets.

		5.1.6	All necessary property insurance policies purchased prior to the delivery of the Sale Assets shall remain valid.
	5.2	Representations and warranties of Party B

5.2.1

Party B is a company duly incorporated and legally exists under the laws of China, a qualified independent legal person with all necessary rights, powers and capacities to sign this Agreement and perform this Agreement.

5.2.2

The execution and performance of this Agreement by Party B will not conflict with its existing Articles of Association, internal constitutional documents or any contracts or agreements or obligations entered into by Party B, and will not violate any applicable laws and regulations, judicial judgements and rules, or administrative authorizations, orders and decisions.

5.2.3

Party B represent that due diligence has been carried out on the nature, amount, truthfulness, legitimate, effectiveness, whether this is any legal barriers to realize its rights, with respect to the Sale Assets and rights of the Subject matter stated in Article 1 hereunder and listed in its appendix, and agrees to purchase the Sale Assets as it is.

6.	Default and Liabilities

	6.1	The violation by any party of any obligations under this Agreement shall constitute a default. The default party shall make compensation to the other party for its actual losses incurred.
	6.2	Under circumstance where there is a particular provision in any other Articles of this Agreement with respect to default liabilities, the particular provision shall prevail.
6.3

In case any third party claims occur after the Completion Date but arising out of events or facts of the Sale Assets before the Completion Date, if Party B is aware of any claims, law suits or threatened claims raised by any third parties, which should be borne by Party A according to this Agreement (“Third Party Claims”), Party B shall inform Party A of the Third Party Claims within 3 days after having received the notice and enable Party A to handle and bear its full responsibilities. In case the Third Party Claims are caused by events or facts of the Sale Assets after the Completion Date, if Party A is aware of such claims which should be borne by Party B according to this Agreement, Party A shall inform Party B within 3 days after having received the notice and enable Party B to handle and bear its full responsibilities.

In case any actual or potential disputes, claims or law suits in relation to the Sale Assets exist or occur in or prior to the Completion Date, or occur after the Completion Date but arising out of events of the Sale Assets happened in or prior to the Completion Date, which would cause any losses, liabilities, judgements or expenses to Party B, Party A shall compensate Party B for its actual losses incurred.

7.	Force Majeure

7.1

If earthquake, typhoon, flood, fire, explosion or any other force majeure events occurs and causes one Party hereof to delay or fail to perform its obligations hereunder, the impacted party shall notify the other party immediately, and provide, within 15 days, a certificate stating the reasons why it delays or fails to perform its obligations in this Agreement.

7.2

If a force majeure event occurs, no Party shall be responsible for the losses suffered by the other Party for its failure or delay to perform this Agreement, the impacted party shall take immediate actions to do its best to reduce or eliminate the impacts of the force majeure, though.

8.	Effectiveness

This Agreement comes into effect upon signatures of the legal representatives or their authorized representatives and stamps of both Parties.
9.	Applicable Law and Dispute Settlement

	9.1	The execution, effectiveness, interpretation, performance and dispute settlement of this Agreement shall be governed by the PRC law.
9.2

Any dispute arising out of the performance of or in connection with this Agreement shall be submitted to the Arbitration Commission for arbitration according to the then effective arbitration rules. The arbitration award made according to the above arbitration procedures shall be final and binding on both Parties.

10.	Default Liabilities

	10.1	Any amendment of this Agreement shall be effective only if both Parties consent in writing and signed a supplementary agreement.
10.2

After this Agreement has come into effect, any changes of China laws, regulations, rules or judicial interpretations shall not constitute the reason for one Party to claim the invalidity of this Agreement.

11.	Miscellaneous

	11.1	The appendix constitutes an inseverable part of this Agreement.
	11.2	Both Parties shall keep the content of this Agreement and its appendices confidential.
	11.3	For any matters not covered in this Agreement, both Parties shall discuss and execute a supplementary agreement. The supplementary agreement has equal legal validity with this Agreement.
	11.4	This Agreement is executed in four (4) original counterparts, two of which shall be retained by each Party. Each original counterpart has the equal legal validity.

Appendix 1: 0011 Appraisal Details in Asset-based Approach (Hunan) (0722 final version)

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The Vendor: Hunan Communication Services Co., Ltd. (chop) Legal Person or legal representative: /s/ QIU Wenhui Date: 9 August 2019
The Purchaser: China Mobile Group Hunan Company Limited (chop) Legal Person or legal representative: /s/ QIU Wenhui Date: 9 August 2019

CMNM-201901259

Assets Transfer Agreement

This Agreement is entered into between the following parties on 9 August 2019 in Hohhot:

The Vendor: Neimenggu Communication Services Company Limited (“Party A”) Legal Person: YANG Yuehui Address: 61 Hu Lun Nan Road, New Town District, Hohhot
The Purchaser: China Mobile Group Neimenggu Company Limited (“Party B”) Legal Person: YANG Yuehui Address: 39 Teng Fei Nan Road, Sai Han District, Hohhot

To clarify the rights and obligations of both parties, based on the principle of equally beneficiary to each other, following amicable consultation, both Parties have concluded the following agreements.

1.	The Subject Matter

1.1

The sale assets under this Agreement (hereinafter the “Sale Assets”) comprise, among other things, 2G equipment, pipelines and optic fibers, land and buildings in relation to the “Village Connect” project. The detailed Sale Assets is listed in the Appendix 1 hereof.

1.2

The completion date of this transaction hereunder is 9 August 2019 (the “Completion Date”). After the Completion Date, the leasing fees for the Sale Assets will cease to be payable by Party B to Party A.

2.	Consideration and Payment

2.1

The appraisal of the Sale Assets under this Agreement was conducted by China United Assets Appraisal Group Co., Ltd. The total consideration was determined subject to appraised value, which is RMB 180,988,242.29 after taxation.

2.2

Within thirty (30) days after Completion and compliance with the related registration procedures, Party B shall make a one-off payment in cash to Party A the total consideration of RMB 180,988,242.29 after taxation.

2.3

Party A shall provide Party B an original and a copy of the official VAT receipt indicating the contract number and the aggregate after-taxation consideration with a breakdown of tax rates at 3% and 5% when Party B pays Party A any consideration under this Agreement.

3.	The Transfer of Assets and Rights within the Scope of the Subject Matter

3.1

The assets and rights within the scope of the Subject shall be transferred from Party A to Party B after the Completion Date stipulated in Article 1.2. The handover personnel and address in relation to the transfer of assets and relevant information of the Subject matter shall be agreed otherwise by both Parties.

3.2

The delivery of assets within the scope of the Subject matter hereunder (the “Delivery”) shall be completed in accordance with the relevant laws and regulations, including but not limited to the delivery of movable property, transfer and registration of real estate and others. Party A shall complete the Delivery within 180 days upon the Completion Date hereunder and bear the relevant expenses.

3.3

For the purpose of completing the Delivery, both Parties agree that all rights and interests related to the Subject matter including but not limited to secured debts, mortgage, pledges, are transferred to Party B on the same time. Party A shall be responsible for the transfer of proprietary rights and change of ownership related to the relevant assets and bear the relevant expenses.

3.4

For the purpose of completing the Delivery, all contracts Party A had entered into in relation to the Sale Assets of the Subject matter shall be transferred to Party B (the “Transferred Contracts”) in principle. Party A’s rights and obligation under Transferred Contracts shall be borne and enjoyed by Party A on and before the Completion Date, and resumed by Party B after the Completion Date. If consent for the transfer of certain Transferred Contracts is not obtained from the other party to the contract before the Completion Date (the “Contracts Not Transferred”), such contracts shall be held by Party A on trust for Party B. Except as otherwise provided for in this Agreement, all rights or obligations, incomes and losses under the Contracts not Transferred from the Completion Date shall be assigned to Party B. Party B shall compensate Party A for any losses and extra expenses incurred except for those incurred due to Party A’s fault.

3.5

The Sale Assets and related information are under common custody of Party A and Party B during the period of time when both Parties handover the transfer and delivery of the Sale Assets and information. During this period, the incomes generated from the Sale Assets belong to Party B. After the completion of the transfer and delivery of the Sale Assets and information, Party A will no longer be responsible for managing the Sale Assets (rights) and related information except for those empowered by Party B.

3.6

Under the circumstance where Party B could fully perform the provision of Article 2 hereunder, Party A agree to notify each obligors of the Sale Assets with respect to the transfer of the Sale Assets (rights) from Party A to Party B, by means of an announcement or, if necessary, any other ways required by relevant laws and regulations, within 60 days after the execution of this Agreement or any other period of time agreed by Party B in writing.

4.	Taxes

Both Parties shall respectively bear its taxes incurred from the transfer of the Sale Assets under this Agreement according to laws and regulations.
5.	Representations and Warranties

	5.1	Representations and warranties of Party A

5.1.1

Party A is a limited liability company duly incorporated and legally exists under the laws of China, a qualified independent legal person with all necessary rights, powers and capacities to sign this Agreement and perform this Agreement.

5.1.2

The execution and performance of this Agreement by Party A will not conflict with its existing Articles of Association, internal constitutional documents or any contracts or agreements or obligations entered into by Party A, and will not violate any applicable laws and regulations, judicial judgements and rules, or administrative authorizations, orders and decisions.

5.1.3

Except otherwise required by related laws, regulations and regulatory authorities, Party A warrants to keep confidential of any commercial information and materials in writing or any other forms that have come into its acknowledges due to its execution and performance of this Agreement, and will not disclose to any third parties in writing, oral or any other forms.

5.1.4

Party A has all related rights which the owner of the Transferred Assets shall have based on the original title status, and such title may be transferred or disposed of according to laws, and will not be restricted by any undisclosed detention, mortgage or other third-party’s rights.

5.1.5

Starting from the execution date of this Agreement until the completion of delivery of all transferred assets, Party A warrants not to make any additional encumbrances, the Sale Assets are not the subject of any disposal of or transfer, and there is no material adverse change to the Sale Assets.

		5.1.6	All necessary property insurance policies purchased prior to the delivery of the Sale Assets shall remain valid.
	5.2	Representations and warranties of Party B

5.2.1

Party B is a limited liability company duly incorporated and legally exists under the laws of China, a qualified independent legal person with all necessary rights, powers and capacities to sign this Agreement and perform this Agreement.

5.2.2

The execution and performance of this Agreement by Party B will not conflict with its existing Articles of Association, internal constitutional documents or any contracts or agreements or obligations entered into by Party B, and will not violate any applicable laws and regulations, judicial judgements and rules, or administrative authorizations, orders and decisions.

5.2.3

Party B represent that due diligence has been carried out on the nature, amount, truthfulness, legitimate, effectiveness, whether this is any legal barriers to realize its rights, with respect to the Sale Assets and rights of the Subject matter stated in Article 1 hereunder and listed in its appendix, and agrees to purchase the Sale Assets as it is.

6.	Default and Liabilities

	6.1	The violation by any party of any obligations under this Agreement shall constitute a default. The default party shall make compensation to the other party for its actual losses incurred.
	6.2	Under circumstance where there is a particular provision in any other Articles of this Agreement with respect to default liabilities, the particular provision shall prevail.
6.3

In case any third party claims occur after the Completion Date but arising out of events or facts of the Sale Assets before the Completion Date, if Party B is aware of any claims, law suits or threatened claims raised by any third parties, which should be borne by Party A according to this Agreement (“Third Party Claims”), Party B shall inform Party A of the Third Party Claims within 3 days after having received the notice and enable Party A to handle and bear its full responsibilities. In case the Third Party Claims are caused by events or facts of the Sale Assets after the Completion Date, if Party A is aware of such claims which should be borne by Party B according to this Agreement, Party A shall inform Party B within 3 days after having received the notice and enable Party B to handle and bear its full responsibilities.

In case any actual or potential disputes, claims or law suits in relation to the Sale Assets exist or occur in or prior to the Completion Date, or occur after the Completion Date but arising out of events of the Sale Assets happened in or prior to the Completion Date, which would cause any losses, liabilities, judgements or expenses to Party B, Party A shall compensate Party B for its actual losses incurred.

7.	Force Majeure

7.1

If earthquake, typhoon, flood, fire, explosion or any other force majeure events occurs and causes one Party hereof to delay or fail to perform its obligations hereunder, the impacted party shall notify the other party immediately, and provide, within 15 days, a certificate stating the reasons why it delays or fails to perform its obligations in this Agreement.

7.2

If a force majeure event occurs, no Party shall be responsible for the losses suffered by the other Party for its failure or delay to perform this Agreement, the impacted party shall take immediate actions to do its best to reduce or eliminate the impacts of the force majeure, though.

8.	Effectiveness

This Agreement comes into effect upon signatures of the legal representatives or their authorized representatives and stamps of both Parties.
9.	Applicable Law and Dispute Settlement

	9.1	The execution, effectiveness, interpretation, performance and dispute settlement of this Agreement shall be governed by the PRC law.
9.2

Any dispute arising out of the performance of or in connection with this Agreement shall be submitted to Hohhot Arbitration Commission for arbitration according to the then effective arbitration rules. The arbitration award made according to the above arbitration procedures shall be final and binding on both Parties.

10.	Default Liabilities

	10.1	Any amendment of this Agreement shall be effective only if both Parties consent in writing and signed a supplementary agreement.
10.2

After this Agreement has come into effect, any changes of China laws, regulations, rules or judicial interpretations shall not constitute the reason for one Party to claim the invalidity of this Agreement.

11.	Miscellaneous

	11.1	The appendix constitutes an inseverable part of this Agreement.
	11.2	Both Parties shall keep the content of this Agreement and its appendices confidential.
	11.3	For any matters not covered in this Agreement, both Parties shall discuss and execute a supplementary agreement. The supplementary agreement has equal legal validity with this Agreement.
	11.4	This Agreement is executed in four (4) original counterparts, two of which shall be retained by each Party. Each original counterpart has the equal legal validity.

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The Vendor (Party A): Neimenggu Communication Services Company Limited (chop) Legal Person or legal representative: /s/ YANG Yuehui Date: 9 August 2019
The Purchaser (Party B): China Mobile Group Neimenggu Company Limited (chop) Legal Person or legal representative: /s/ YANG Yuehui Date: 9 August 2019

Assets Transfer Agreement

This Agreement is entered into between the following parties on 9 August 2019 in Nanchang, Jiangxi:

The Vendor: Jiangxi Communication Services Company Limited (“Party A”) Legal Person: LIN Hao Address: Jinyuan Tower, Tao Yuan Estate, Xi Hu District, Nanchang, Jiangxi
The Purchaser: China Mobile Group Jiangxi Company Limited (“Party B”) Legal Person: LIN Hao Address: 58 Zi An Road, Xi Hu District, Nanchang, Jiangxi

To clarify the rights and obligations of both parties, based on the principle of equally beneficiary to each other, following amicable consultation, both Parties have concluded the following agreements.

1.	The Subject Matter

1.1

The sale assets under this Agreement (hereinafter the “Sale Assets”) comprise, among other things, buildings, transmission fibers and poles, machinery equipment in relation to the “Village Connect” project. The detailed Sale Assets is listed in the Appendix 1 hereof.

1.2

The completion date of this transaction hereunder is 9 August 2019 (the “Completion Date”). After the Completion Date, the leasing fees for the Sale Assets will cease to be payable by Party B to Party A.

2.	Consideration and Payment

2.1

The appraisal of the Sale Assets under this Agreement was conducted by China United Assets Appraisal Group Co., Ltd. The total consideration was determined subject to appraised value, which is RMB 14,130,468.79 after taxation.

2.2

Within thirty (30) days after Completion and compliance with the related registration procedures, Party B shall make a one-off payment in cash to Party A the total consideration of RMB 14,130,468.79 after taxation.

2.3

Party A shall provide Party B an original and a copy of the official VAT receipt indicating the contract number and the aggregate after-taxation consideration when Party B pays Party A any consideration under this Agreement.

3.	The Transfer of Assets and Rights within the Scope of the Subject Matter

3.1

The assets and rights within the scope of the Subject shall be transferred from Party A to Party B after the Completion Date stipulated in Article 1.2. The handover personnel and address in relation to the transfer of assets and relevant information of the Subject matter shall be agreed otherwise by both Parties.

3.2

The delivery of assets within the scope of the Subject matter hereunder (the “Delivery”) shall be completed in accordance with the relevant laws and regulations, including but not limited to the delivery of movable property, transfer and registration of real estate and others. Party A shall complete the Delivery within 30 days upon the Completion Date hereunder and bear the relevant expenses.

3.3

For the purpose of completing the Delivery, both Parties agree that all rights and interests related to the Subject matter including but not limited to secured debts, mortgage, pledges, are transferred to Party B on the same time. Party A shall be responsible for the transfer of proprietary rights and change of ownership related to the relevant assets and bear the relevant expenses.

3.4

For the purpose of completing the Delivery, all contracts Party A had entered into in relation to the Sale Assets of the Subject matter shall be transferred to Party B (the “Transferred Contracts”) in principle. Party A’s rights and obligation under Transferred Contracts shall be borne and enjoyed by Party A on and before the Completion Date, and resumed by Party B after the Completion Date. If consent for the transfer of certain Transferred Contracts is not obtained from the other party to the contract before the Completion Date (the “Contracts Not Transferred”), such contracts shall be held by Party A on trust for Party B. Except as otherwise provided for in this Agreement, all rights or obligations, incomes and losses under the Contracts not Transferred from the Completion Date shall be assigned to Party B. Party B shall compensate Party A for any losses and extra expenses incurred except for those incurred due to Party A’s fault.

3.5

The Sale Assets and related information are under common custody of Party A and Party B during the period of time when both Parties handover the transfer and delivery of the Sale Assets and information. During this period, the incomes generated from the Sale Assets belong to Party B. After the completion of the transfer and delivery of the Sale Assets and information, Party A will no longer be responsible for managing the Sale Assets (rights) and related information except for those empowered by Party B.

3.6

Under the circumstance where Party B could fully perform the provision of Article 2 hereunder, Party A agree to notify each obligors of the Sale Assets with respect to the transfer of the Sale Assets (rights) from Party A to Party B, by means of an announcement or, if necessary, any other ways required by relevant laws and regulations, within 60 days after the execution of this Agreement or any other period of time agreed by Party B in writing.

4.	Taxes

Both Parties shall respectively bear its taxes incurred from the transfer of the Sale Assets under this Agreement according to laws and regulations.
5.	Representations and Warranties

	5.1	Representations and warranties of Party A

5.1.1

Party A is a limited liability company duly incorporated and legally exists under the laws of China, a qualified independent legal person with all necessary rights, powers and capacities to sign this Agreement and perform this Agreement.

5.1.2

The execution and performance of this Agreement by Party A will not conflict with its existing Articles of Association, internal constitutional documents or any contracts or agreements or obligations entered into by Party A, and will not violate any applicable laws and regulations, judicial judgements and rules, or administrative authorizations, orders and decisions.

5.1.3

Except otherwise required by related laws, regulations and regulatory authorities, Party A warrants to keep confidential of any commercial information and materials in writing or any other forms that have come into its acknowledges due to its execution and performance of this Agreement, and will not disclose to any third parties in writing, oral or any other forms.

5.1.4

Party A has all related rights which the owner of the Transferred Assets shall have based on the original title status, and such title may be transferred or disposed of according to laws, and will not be restricted by any undisclosed detention, mortgage or other third-party’s rights.

5.1.5

Starting from the execution date of this Agreement until the completion of delivery of all transferred assets, Party A warrants not to make any additional encumbrances, the Sale Assets are not the subject of any disposal of or transfer, and there is no material adverse change to the Sale Assets.

		5.1.6	All necessary property insurance policies purchased prior to the delivery of the Sale Assets shall remain valid.
	5.2	Representations and warranties of Party B

5.2.1

Party B is a limited liability company duly incorporated and legally exists under the laws of China, a qualified independent legal person with all necessary rights, powers and capacities to sign this Agreement and perform this Agreement.

5.2.2

The execution and performance of this Agreement by Party B will not conflict with its existing Articles of Association, internal constitutional documents or any contracts or agreements or obligations entered into by Party B, and will not violate any applicable laws and regulations, judicial judgements and rules, or administrative authorizations, orders and decisions.

5.2.3

Party B represent that due diligence has been carried out on the nature, amount, truthfulness, legitimate, effectiveness, whether this is any legal barriers to realize its rights, with respect to the Sale Assets and rights of the Subject matter stated in Article 1 hereunder and listed in its appendix, and agrees to purchase the Sale Assets as it is.

6.	Default and Liabilities

	6.1	The violation by any party of any obligations under this Agreement shall constitute a default. The default party shall make compensation to the other party for its actual losses incurred.
	6.2	Under circumstance where there is a particular provision in any other Articles of this Agreement with respect to default liabilities, the particular provision shall prevail.
6.3

In case any third party claims occur after the Completion Date but arising out of events or facts of the Sale Assets before the Completion Date, if Party B is aware of any claims, law suits or threatened claims raised by any third parties, which should be borne by Party A according to this Agreement (“Third Party Claims”), Party B shall inform Party A of the Third Party Claims within 3 days after having received the notice and enable Party A to handle and bear its full responsibilities. In case the Third Party Claims are caused by events or facts of the Sale Assets after the Completion Date, if Party A is aware of such claims which should be borne by Party B according to this Agreement, Party A shall inform Party B within 3 days after having received the notice and enable Party B to handle and bear its full responsibilities.

In case any actual or potential disputes, claims or law suits in relation to the Sale Assets exist or occur in or prior to the Completion Date, or occur after the Completion Date but arising out of events of the Sale Assets happened in or prior to the Completion Date, which would cause any losses, liabilities, judgements or expenses to Party B, Party A shall compensate Party B for its actual losses incurred.

7.	Force Majeure

7.1

If earthquake, typhoon, flood, fire, explosion or any other force majeure events occurs and causes one Party hereof to delay or fail to perform its obligations hereunder, the impacted party shall notify the other party immediately, and provide, within 15 days, a certificate stating the reasons why it delays or fails to perform its obligations in this Agreement.

7.2

If a force majeure event occurs, no Party shall be responsible for the losses suffered by the other Party for its failure or delay to perform this Agreement, the impacted party shall take immediate actions to do its best to reduce or eliminate the impacts of the force majeure, though.

8.	Effectiveness

This Agreement comes into effect upon signatures of the legal representatives or their authorized representatives and stamps of both Parties.
9.	Applicable Law and Dispute Settlement

	9.1	The execution, effectiveness, interpretation, performance and dispute settlement of this Agreement shall be governed by the PRC law.
9.2

Any dispute arising out of the performance of or in connection with this Agreement shall be submitted to Nanchang Arbitration Commission for arbitration according to the then effective arbitration rules. The arbitration award made according to the above arbitration procedures shall be final and binding on both Parties.

10.	Default Liabilities

	10.1	Any amendment of this Agreement shall be effective only if both Parties consent in writing and signed a supplementary agreement.
10.2

After this Agreement has come into effect, any changes of China laws, regulations, rules or judicial interpretations shall not constitute the reason for one Party to claim the invalidity of this Agreement.

11.	Miscellaneous

	11.1	The appendix constitutes an inseverable part of this Agreement.
	11.2	Both Parties shall keep the content of this Agreement and its appendices confidential.
	11.3	For any matters not covered in this Agreement, both Parties shall discuss and execute a supplementary agreement. The supplementary agreement has equal legal validity with this Agreement.
	11.4	This Agreement is executed in two (2) original counterparts, one of which shall be retained by each Party. Each original counterpart has the equal legal validity.

Appendix: The Sale Assets List

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The Vendor: Jiangxi Communication Services Company Limited (chop) Legal Person or legal representative: /s/ CHENG Jiang Date: 9 August 2019
The Purchaser: China Mobile Group Jiangxi Company Limited (chop) Legal Person or legal representative: /s/ CHENG Jiang Date: 9 August 2019

Assets Transfer Agreement

This Agreement is entered into between the following parties on 9 August 2019 in Shenyang:

The Vendor: Liaoning Communication Services Company Limited (“Party A”) Legal Person: LANG Kuiping Address: 6-2 A Xin Long Street, Dong Ling District, Shenyang

The Purchaser: China Mobile Group Liaoning Company Limited (“Party B”) Legal Person: LANG Kuiping Address: 6 Xin Long Street, Dong Ling District, Shenyang

To clarify the rights and obligations of both parties, based on the principle of equally beneficiary to each other, following amicable consultation, both Parties have concluded the following agreements.

1.	The Subject Matter

1.1

The sale assets under this Agreement (hereinafter the “Sale Assets”) comprise, among other things, 2G equipment, pipelines and optic fibers, land and buildings in relation to the “Village Connect” project. The detailed Sale Assets is listed in the Appendix 1 hereof.

1.2

The completion date of this transaction hereunder is 9 August 2019 (the “Completion Date”). After the Completion Date, the leasing fees for the Sale Assets will cease to be payable by Party B to Party A.

2.	Consideration and Payment

2.1

The appraisal of the Sale Assets under this Agreement was conducted by China United Assets Appraisal Group Co., Ltd. The total consideration was determined subject to appraised value, which is RMB 3,798,967.00 before taxation, and the total VAT of which is RMB 420,691.51. The consideration for those assets at the tax rate of 3% is RMB 731,742.00 with VAT at RMB 21,952.26. The consideration for those assets at the tax rate of 13% is RMB 3,067,225.00 with VAT at RMB 398,739.25. If the VAT amount is different with the amount in the official invoice, the actual amount in the official invoice shall prevail.

2.2

Within thirty (30) days after Completion and compliance with the related registration procedures, Party B shall make a one-off payment in cash to Party A the total consideration of RMB 3,798,967.00 before taxation, and the VAT is RMB 420,691.51. If the VAT amount is different with the amount in the official invoice, the actual amount in the official invoice shall prevail.

2.3

Party A shall provide Party B an original and a copy of the official VAT receipt indicating the contract number and the aggregate after-taxation consideration when Party B pays Party A any consideration under this Agreement.

3.	The Transfer of Assets and Rights within the Scope of the Subject Matter

3.1

The assets and rights within the scope of the Subject shall be transferred from Party A to Party B after the Completion Date stipulated in Article 1.2. The handover personnel and address in relation to the transfer of assets and relevant information of the Subject matter shall be agreed otherwise by both Parties.

3.2

The delivery of assets within the scope of the Subject matter hereunder (the “Delivery”) shall be completed in accordance with the relevant laws and regulations, including but not limited to the delivery of movable property, transfer and registration of real estate and others. Party A shall complete the Delivery within 30 days upon the Completion Date hereunder and bear the relevant expenses.

3.3

For the purpose of completing the Delivery, both Parties agree that all rights and interests related to the Subject matter including but not limited to secured debts, mortgage, pledges, are transferred to Party B on the same time. Party A shall be responsible for the transfer of proprietary rights and change of ownership related to the relevant assets and bear the relevant expenses.

3.4

For the purpose of completing the Delivery, all contracts Party A had entered into in relation to the Sale Assets of the Subject matter shall be transferred to Party B (the “Transferred Contracts”) in principle. Party A’s rights and obligation under Transferred Contracts shall be borne and enjoyed by Party A on and before the Completion Date, and resumed by Party B after the Completion Date. If consent for the transfer of certain Transferred Contracts is not obtained from the other party to the contract before the Completion Date (the “Contracts Not Transferred”), such contracts shall be held by Party A on trust for Party B. Except as otherwise provided for in this Agreement, all rights or obligations, incomes and losses under the Contracts not Transferred from the Completion Date shall be assigned to Party B. Party B shall compensate Party A for any losses and extra expenses incurred except for those incurred due to Party A’s fault.

3.5

The Sale Assets and related information are under common custody of Party A and Party B during the period of time when both Parties handover the transfer and delivery of the Sale Assets and information. During this period, the incomes generated from the Sale Assets belong to Party B. After the completion of the transfer and delivery of the Sale Assets and information, Party A will no longer be responsible for managing the Sale Assets (rights) and related information except for those empowered by Party B.

3.6

Under the circumstance where Party B could fully perform the provision of Article 2 hereunder, Party A agree to notify each obligors of the Sale Assets with respect to the transfer of the Sale Assets (rights) from Party A to Party B, by means of an announcement or, if necessary, any other ways required by relevant laws and regulations, within 60 days after the execution of this Agreement or any other period of time agreed by Party B in writing.

4.	Taxes

Both Parties shall respectively bear its taxes incurred from the transfer of the Sale Assets under this Agreement according to laws and regulations.
5.	Representations and Warranties

	5.1	Representations and warranties of Party A

5.1.1

Party A is a limited liability company duly incorporated and legally exists under the laws of China, a qualified independent legal person with all necessary rights, powers and capacities to sign this Agreement and perform this Agreement.

5.1.2

The execution and performance of this Agreement by Party A will not conflict with its existing Articles of Association, internal constitutional documents or any contracts or agreements or obligations entered into by Party A, and will not violate any applicable laws and regulations, judicial judgements and rules, or administrative authorizations, orders and decisions.

5.1.3

Except otherwise required by related laws, regulations and regulatory authorities, Party A warrants to keep confidential of any commercial information and materials in writing or any other forms that have come into its acknowledges due to its execution and performance of this Agreement, and will not disclose to any third parties in writing, oral or any other forms.

5.1.4

Party A has all related rights which the owner of the Transferred Assets shall have based on the original title status, and such title may be transferred or disposed of according to laws, and will not be restricted by any undisclosed detention, mortgage or other third-party’s rights.

5.1.5

Starting from the execution date of this Agreement until the completion of delivery of all transferred assets, Party A warrants not to make any additional encumbrances, the Sale Assets are not the subject of any disposal of or transfer, and there is no material adverse change to the Sale Assets.

		5.1.6	All necessary property insurance policies purchased prior to the delivery of the Sale Assets shall remain valid.

	5.2	Representations and warranties of Party B

5.2.1

Party B is a limited liability company duly incorporated and legally exists under the laws of China, a qualified independent legal person with all necessary rights, powers and capacities to sign this Agreement and perform this Agreement.

5.2.2

The execution and performance of this Agreement by Party B will not conflict with its existing Articles of Association, internal constitutional documents or any contracts or agreements or obligations entered into by Party B, and will not violate any applicable laws and regulations, judicial judgements and rules, or administrative authorizations, orders and decisions.

5.2.3

Party B represent that due diligence has been carried out on the nature, amount, truthfulness, legitimate, effectiveness, whether this is any legal barriers to realize its rights, with respect to the Sale Assets and rights of the Subject matter stated in Article 1 hereunder and listed in its appendix, and agrees to purchase the Sale Assets as it is.

6.	Default and Liabilities

	6.1	The violation by any party of any obligations under this Agreement shall constitute a default. The default party shall make compensation to the other party for its actual losses incurred.
	6.2	Under circumstance where there is a particular provision in any other Articles of this Agreement with respect to default liabilities, the particular provision shall prevail.
6.3

In case any third party claims occur after the Completion Date but arising out of events or facts of the Sale Assets before the Completion Date, if Party B is aware of any claims, law suits or threatened claims raised by any third parties, which should be borne by Party A according to this Agreement (“Third Party Claims”), Party B shall inform Party A of the Third Party Claims within 3 days after having received the notice and enable Party A to handle and bear its full responsibilities. In case the Third Party Claims are caused by events or facts of the Sale Assets after the Completion Date, if Party A is aware of such claims which should be borne by Party B according to this Agreement, Party A shall inform Party B within 3 days after having received the notice and enable Party B to handle and bear its full responsibilities.

In case any actual or potential disputes, claims or law suits in relation to the Sale Assets exist or occur in or prior to the Completion Date, or occur after the Completion Date but arising out of events of the Sale Assets happened in or prior to the Completion Date, which would cause any losses, liabilities, judgements or expenses to Party B, Party A shall compensate Party B for its actual losses incurred.

7.	Force Majeure

7.1

If earthquake, typhoon, flood, fire, explosion or any other force majeure events occurs and causes one Party hereof to delay or fail to perform its obligations hereunder, the impacted party shall notify the other party immediately, and provide, within 15 days, a certificate stating the reasons why it delays or fails to perform its obligations in this Agreement.

7.2

If a force majeure event occurs, no Party shall be responsible for the losses suffered by the other Party for its failure or delay to perform this Agreement, the impacted party shall take immediate actions to do its best to reduce or eliminate the impacts of the force majeure, though.

8.	Effectiveness

This Agreement comes into effect upon signatures of the legal representatives or their authorized representatives and stamps of both Parties.
9.	Applicable Law and Dispute Settlement

	9.1	The execution, effectiveness, interpretation, performance and dispute settlement of this Agreement shall be governed by the PRC law.
	9.2	Any dispute arising out of the performance of or in connection with this Agreement shall be submitted to the People’s Court with jurisdiction.
10.	Default Liabilities

	10.1	Any amendment of this Agreement shall be effective only if both Parties consent in writing and signed a supplementary agreement.
10.2

After this Agreement has come into effect, any changes of China laws, regulations, rules or judicial interpretations shall not constitute the reason for one Party to claim the invalidity of this Agreement.

11.	Miscellaneous

	11.1	The appendix constitutes an inseverable part of this Agreement.
	11.2	Both Parties shall keep the content of this Agreement and its appendices confidential.
	11.3	For any matters not covered in this Agreement, both Parties shall discuss and execute a supplementary agreement. The supplementary agreement has equal legal validity with this Agreement.
	11.4	This Agreement is executed in four (4) original counterparts, two of which shall be retained by each Party. Each original counterpart has the equal legal validity.

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The Vendor: Liaoning Communication Services Company Limited (chop) Legal Person or legal representative: /s/ PENG Xia Date: 26 August 2019

The Purchaser: China Mobile Group Liaoning Company Limited (chop) Legal Person or legal representative: /s/ LANG Kuiping Date: 26 August 2019

Appendix: The Sale Assets List

Assets Transfer Agreement

between China Mobile Group Ningxia Company Limited and Ningxia

Communication Services Company Limited

Party A: Ningxia Communication Services Company Limited
Party B: China Mobile Group Ningxia Company Limited

To clarify the rights and obligations of both parties, based on the principle of equally beneficiary to each other, following amicable consultation, both Parties have concluded the following agreements.

1.	The Subject Matter

1.1

The sale assets under this Agreement (hereinafter the “Sale Assets”) comprise, among other things, 2G equipment, pipelines and optic fibers, land and buildings in relation to the “Village Connect” project. The detailed Sale Assets is listed in the Appendix 1: The Scope of the Sale Assets hereof.

1.2

The completion date of this transaction hereunder is 9 August 2019 (the “Completion Date”). After the Completion Date, the leasing fees for the Sale Assets will cease to be payable by Party B to Party A.

2.	Consideration and Payment

2.1

The appraisal of the Sale Assets under this Agreement was conducted by China United Assets Appraisal Group Co., Ltd. The total consideration was determined subject to appraised value, which is RMB 709,229.52 after taxation.

2.2

Within thirty (30) days after Completion and compliance with the related registration procedures, Party B shall make a one-off payment in cash to Party A the total consideration of RMB 709,229.52 after taxation.

2.3

Party A shall provide Party B an original and a copy of the official VAT receipt indicating the contract number and the aggregate after-taxation consideration at the tax rate of 2% when Party B pays Party A any consideration under this Agreement.

3.	The Transfer of Assets and Rights within the Scope of the Subject Matter

3.1

The assets and rights within the scope of the Subject shall be transferred from Party A to Party B after the Completion Date stipulated in Article 1.2. The handover personnel and address in relation to the transfer of assets and relevant information of the Subject matter shall be agreed otherwise by both Parties.

3.2

The delivery of assets within the scope of the Subject matter hereunder (the “Delivery”) shall be completed in accordance with the relevant laws and regulations, including but not limited to the delivery of movable property, transfer and registration of real estate and others. Party A shall complete the Delivery within 30 days upon the Completion Date hereunder and bear the relevant expenses.

3.3

For the purpose of completing the Delivery, both Parties agree that all rights and interests related to the Subject matter including but not limited to secured debts, mortgage, pledges, are transferred to Party B on the same time. Party A shall be responsible for the transfer of proprietary rights and change of ownership related to the relevant assets and bear the relevant expenses.

3.4

For the purpose of completing the Delivery, all contracts Party A had entered into in relation to the Sale Assets of the Subject matter shall be transferred to Party B (the “Transferred Contracts”) in principle. Party A’s rights and obligation under Transferred Contracts shall be borne and enjoyed by Party A on and before the Completion Date, and resumed by Party B after the Completion Date. If consent for the transfer of certain Transferred Contracts is not obtained from the other party to the contract before the Completion Date (the “Contracts Not Transferred”), such contracts shall be held by Party A on trust for Party B. Except as otherwise provided for in this Agreement, all rights or obligations, incomes and losses under the Contracts not Transferred from the Completion Date shall be assigned to Party B. Party B shall compensate Party A for any losses and extra expenses incurred except for those incurred due to Party A’s fault.

3.5

The Sale Assets and related information are under common custody of Party A and Party B during the period of time when both Parties handover the transfer and delivery of the Sale Assets and information. During this period, the incomes generated from the Sale Assets belong to Party B. After the completion of the transfer and delivery of the Sale Assets and information, Party A will no longer be responsible for managing the Sale Assets (rights) and related information except for those empowered by Party B.

3.6

Under the circumstance where Party B could fully perform the provision of Article 2 hereunder, Party A agree to notify each obligors of the Sale Assets with respect to the transfer of the Sale Assets (rights) from Party A to Party B, by means of an announcement or, if necessary, any other ways required by relevant laws and regulations, within 60 days after the execution of this Agreement or any other period of time agreed by Party B in writing.

4.	Taxes

Both Parties shall respectively bear its taxes incurred from the transfer of the Sale Assets under this Agreement according to laws and regulations.
5.	Representations and Warranties

	5.1	Representations and warranties of Party A

5.1.1

Party A is a limited liability company duly incorporated and legally exists under the laws of China, a qualified independent legal person with all necessary rights, powers and capacities to sign this Agreement and perform this Agreement.

5.1.2

The execution and performance of this Agreement by Party A will not conflict with its existing Articles of Association, internal constitutional documents or any contracts or agreements or obligations entered into by Party A, and will not violate any applicable laws and regulations, judicial judgements and rules, or administrative authorizations, orders and decisions.

5.1.3

Except otherwise required by related laws, regulations and regulatory authorities, Party A warrants to keep confidential of any commercial information and materials in writing or any other forms that have come into its acknowledges due to its execution and performance of this Agreement, and will not disclose to any third parties in writing, oral or any other forms.

5.1.4

Party A has all related rights which the owner of the Transferred Assets shall have based on the original title status, and such title may be transferred or disposed of according to laws, and will not be restricted by any undisclosed detention, mortgage or other third-party’s rights.

5.1.5

Starting from the execution date of this Agreement until the completion of delivery of all transferred assets, Party A warrants not to make any additional encumbrances, the Sale Assets are not the subject of any disposal of or transfer, and there is no material adverse change to the Sale Assets.

		5.1.6	All necessary property insurance policies purchased prior to the delivery of the Sale Assets shall remain valid.
	5.2	Representations and warranties of Party B

5.2.1

Party B is a limited liability company duly incorporated and legally exists under the laws of China, a qualified independent legal person with all necessary rights, powers and capacities to sign this Agreement and perform this Agreement.

5.2.2

The execution and performance of this Agreement by Party B will not conflict with its existing Articles of Association, internal constitutional documents or any contracts or agreements or obligations entered into by Party B, and will not violate any applicable laws and regulations, judicial judgements and rules, or administrative authorizations, orders and decisions.

5.2.3

Party B represent that due diligence has been carried out on the nature, amount, truthfulness, legitimate, effectiveness, whether this is any legal barriers to realize its rights, with respect to the Sale Assets and rights of the Subject matter stated in Article 1 hereunder and listed in its appendix, and agrees to purchase the Sale Assets as it is.

6.	Default and Liabilities

	6.1	The violation by any party of any obligations under this Agreement shall constitute a default. The default party shall make compensation to the other party for its actual losses incurred.

	6.2	Under circumstance where there is a particular provision in any other Articles of this Agreement with respect to default liabilities, the particular provision shall prevail.
6.3

In case any third party claims occur after the Completion Date but arising out of events or facts of the Sale Assets before the Completion Date, if Party B is aware of any claims, law suits or threatened claims raised by any third parties, which should be borne by Party A according to this Agreement (“Third Party Claims”), Party B shall inform Party A of the Third Party Claims within 3 days after having received the notice and enable Party A to handle and bear its full responsibilities. In case the Third Party Claims are caused by events or facts of the Sale Assets after the Completion Date, if Party A is aware of such claims which should be borne by Party B according to this Agreement, Party A shall inform Party B within 3 days after having received the notice and enable Party B to handle and bear its full responsibilities.

In case any actual or potential disputes, claims or law suits in relation to the Sale Assets exist or occur in or prior to the Completion Date, or occur after the Completion Date but arising out of events of the Sale Assets happened in or prior to the Completion Date, which would cause any losses, liabilities, judgements or expenses to Party B, Party A shall compensate Party B for its actual losses incurred.

7.	Force Majeure

7.1

If earthquake, typhoon, flood, fire, explosion or any other force majeure events occurs and causes one Party hereof to delay or fail to perform its obligations hereunder, the impacted party shall notify the other party immediately, and provide, within 15 days, a certificate stating the reasons why it delays or fails to perform its obligations in this Agreement.

7.2

If a force majeure event occurs, no Party shall be responsible for the losses suffered by the other Party for its failure or delay to perform this Agreement, the impacted party shall take immediate actions to do its best to reduce or eliminate the impacts of the force majeure, though.

8.	Effectiveness

This Agreement comes into effect upon signatures of the legal representatives or their authorized representatives and stamps of both Parties.
9.	Applicable Law and Dispute Settlement

	9.1	The execution, effectiveness, interpretation, performance and dispute settlement of this Agreement shall be governed by the PRC law.
9.2

Any dispute arising out of the performance of or in connection with this Agreement shall be submitted to Yinchuan Arbitration Commission for arbitration according to the then effective arbitration rules. The arbitration award made according to the above arbitration procedures shall be final and binding on both Parties.

10.	Default Liabilities

	10.1	Any amendment of this Agreement shall be effective only if both Parties consent in writing and signed a supplementary agreement.
10.2

After this Agreement has come into effect, any changes of China laws, regulations, rules or judicial interpretations shall not constitute the reason for one Party to claim the invalidity of this Agreement.

11.	Miscellaneous

	11.1	The appendix constitutes an inseverable part of this Agreement.
	11.2	Both Parties shall keep the content of this Agreement and its appendices confidential.
	11.3	For any matters not covered in this Agreement, both Parties shall discuss and execute a supplementary agreement. The supplementary agreement has equal legal validity with this Agreement.
	11.4	This Agreement is executed in eight (8) original counterparts, four of which shall be retained by each Party. Each original counterpart has the equal legal validity.

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The Vendor (Party A): Ningxia Communication Services Company Limited (chop) Legal Person or legal representative: /s/ ZHANG Hongxing Date:

The Purchaser (Party B): China Mobile Group Ningxia Company Limited (chop) Legal Person or legal representative: /s/ WANG Xiaohui Date:

Assets Transfer Agreement

This Agreement is entered into between the following parties on 9 August 2019 in Xining, Qinghai:

The Vendor: Qinghai Communication Services Company Limited (“Party A”) Legal Person: YU Yunfeng Address: 56 Xi Guan Avenue, Xining, Qinghai
The Purchaser: China Mobile Group Qinghai Company Limited (“Party B”) Legal Person: YU Yunfeng Address: 48 Kunlun Dong Road, East Economy Developing Zone, Xining, Qinghai

To clarify the rights and obligations of both parties, based on the principle of equally beneficiary to each other, following amicable consultation, both Parties have concluded the following agreements.

1.	The Subject Matter

	1.1	The sale assets under this Agreement (hereinafter the “Sale Assets”) comprise, among other things, 2G equipment, pipelines and optic fibers, land and buildings in relation to the “Village Connect” project. The detailed Sale Assets is listed in the Appendix 1 hereof.

	1.2	The completion date of this transaction hereunder is 9 August 2019 (the “Completion Date”). After the Completion Date, the leasing fees for the Sale Assets will cease to be payable by Party B to Party A.

2.	Consideration and Payment

	2.1	The appraisal of the Sale Assets under this Agreement was conducted by China United Assets Appraisal Group Co., Ltd. The consideration was determined subject to appraised value, which is RMB 14,932,945.46 after taxation.

	2.2	Within thirty (30) days after Completion and compliance with the related registration procedures, Party B shall make a one-off payment in cash to Party A the consideration of RMB 14,932,945.46 after taxation.

	2.3	Party A shall provide Party B an original and a copy of the official VAT receipt indicating the contract number and the aggregate after-taxation consideration with a breakdown of tax rates at 3% for movable property estate and 5% for real estate when Party B pays Party A any consideration under this Agreement.

3.	The Transfer of Assets and Rights within the Scope of the Subject Matter

	3.1	The assets and rights within the scope of the Subject shall be transferred from Party A to Party B after the Completion Date stipulated in Article 1.2. The handover personnel and address in relation to the transfer of assets and relevant information of the Subject matter shall be agreed otherwise by both Parties.

3.2	The delivery of assets within the scope of the Subject matter hereunder (the “Delivery”) shall be completed in accordance with the relevant laws and regulations, including but not limited to the delivery of movable property, transfer and registration of real estate and others. Party A shall complete the Delivery within 60 days upon the Completion Date hereunder and bear the relevant expenses.

3.3	For the purpose of completing the Delivery, both Parties agree that all rights and interests related to the Subject matter including but not limited to secured debts, mortgage, pledges, are transferred to Party B on the same time. Party A shall be responsible for the transfer of proprietary rights and change of ownership related to the relevant assets and bear the relevant expenses.

3.4	For the purpose of completing the Delivery, all contracts Party A had entered into in relation to the Sale Assets of the Subject matter shall be transferred to Party B (the “Transferred Contracts”) in principle. Party A’s rights and obligation under Transferred Contracts shall be borne and enjoyed by Party A on and before the Completion Date, and resumed by Party B after the Completion Date. If consent for the transfer of certain Transferred Contracts is not obtained from the other party to the contract before the Completion Date (the “Contracts Not Transferred”), such contracts shall be held by Party A on trust for Party B. Except as otherwise provided for in this Agreement, all rights or obligations, incomes and losses under the Contracts not Transferred from the Completion Date shall be assigned to Party B. Party B shall compensate Party A for any losses and extra expenses incurred except for those incurred due to Party A’s fault.

3.5	The Sale Assets and related information are under common custody of Party A and Party B during the period of time when both Parties handover the transfer and delivery of the Sale Assets and information. During this period, the incomes generated from the Sale Assets belong to Party B. After the completion of the transfer and delivery of the Sale Assets and information, Party A will no longer be responsible for managing the Sale Assets (rights) and related information except for those empowered by Party B.

3.6	Under the circumstance where Party B could fully perform the provision of Article 2 hereunder, Party A agree to notify each obligors of the Sale Assets with respect to the transfer of the Sale Assets (rights) from Party A to Party B, by means of an announcement or, if necessary, any other ways required by relevant laws and regulations, within 60 days after the execution of this Agreement or any other period of time agreed by Party B in writing.

4.	Taxes

Both Parties shall respectively bear its taxes incurred from the transfer of the Sale Assets under this Agreement according to laws and regulations.

5.	Representations and Warranties

	5.1	Representations and warranties of Party A

		5.1.1	Party A is Qinghai Communication Services Company Limited, which is duly incorporated and legally exists under the laws of China, a qualified independent legal person with all necessary rights, powers and capacities to sign this Agreement and perform this Agreement.

		5.1.2	The execution and performance of this Agreement by Party A will not conflict with its existing Articles of Association, internal constitutional documents or any contracts or agreements or obligations entered into by Party A, and will not violate any applicable laws and regulations, judicial judgements and rules, or administrative authorizations, orders and decisions.

		5.1.3	Except otherwise required by related laws, regulations and regulatory authorities, Party A warrants to keep confidential of any commercial information and materials in writing or any other forms that have come into its acknowledges due to its execution and performance of this Agreement, and will not disclose to any third parties in writing, oral or any other forms.

		5.1.4	Party A has all related rights which the owner of the Transferred Assets shall have based on the original title status, and such title may be transferred or disposed of according to laws, and will not be restricted by any undisclosed detention, mortgage or other third-party’s rights.

		5.1.5	Starting from the execution date of this Agreement until the completion of delivery of all transferred assets, Party A warrants not to make any additional encumbrances, the Sale Assets are not the subject of any disposal of or transfer, and there is no material adverse change to the Sale Assets.

		5.1.6	All necessary property insurance policies purchased prior to the delivery of the Sale Assets shall remain valid.

	5.2	Representations and warranties of Party B

		5.2.1	Party B is China Mobile Group Qinghai Company Limited, which is duly incorporated and legally exists under the laws of China, a qualified independent legal person with all necessary rights, powers and capacities to sign this Agreement and perform this Agreement.

		5.2.2	The execution and performance of this Agreement by Party B will not conflict with its existing Articles of Association, internal constitutional documents or any contracts or agreements or obligations entered into by Party B, and will not violate any applicable laws and regulations, judicial judgements and rules, or administrative authorizations, orders and decisions.

		5.2.3	Party B represent that due diligence has been carried out on the nature, amount, truthfulness, legitimate, effectiveness, whether this is any legal barriers to realize its rights, with respect to the Sale Assets and rights of the Subject matter stated in Article 1 hereunder and listed in its appendix, and agrees to purchase the Sale Assets as it is.

6.	Default and Liabilities

	6.1	The violation by any party of any obligations under this Agreement shall constitute a default. The default party shall make compensation to the other party for its actual losses incurred.

	6.2	Under circumstance where there is a particular provision in any other Articles of this Agreement with respect to default liabilities, the particular provision shall prevail.

6.3

In case any third party claims occur after the Completion Date but arising out of events or facts of the Sale Assets before the Completion Date, if Party B is aware of any claims, law suits or threatened claims raised by any third parties, which should be borne by Party A according to this Agreement (“Third Party Claims”), Party B shall inform Party A of the Third Party Claims within 3 days after having received the notice and enable Party A to handle and bear its full responsibilities. In case the Third Party Claims are caused by events or facts of the Sale Assets after the Completion Date, if Party A is aware of such claims which should be borne by Party B according to this Agreement, Party A shall inform Party B within 3 days after having received the notice and enable Party B to handle and bear its full responsibilities.

In case any actual or potential disputes, claims or law suits in relation to the Sale Assets exist or occur in or prior to the Completion Date, or occur after the Completion Date but arising out of events of the Sale Assets happened in or prior to the Completion Date, which would cause any losses, liabilities, judgements or expenses to Party B, Party A shall compensate Party B for its actual losses incurred.

7.	Force Majeure

	7.1	If earthquake, typhoon, flood, fire, explosion or any other force majeure events occurs and causes one Party hereof to delay or fail to perform its obligations hereunder, the impacted party shall notify the other party immediately, and provide, within 15 days, a certificate stating the reasons why it delays or fails to perform its obligations in this Agreement.

	7.2	If a force majeure event occurs, no Party shall be responsible for the losses suffered by the other Party for its failure or delay to perform this Agreement, the impacted party shall take immediate actions to do its best to reduce or eliminate the impacts of the force majeure, though.

8.	Effectiveness

This Agreement comes into effect upon signatures of the legal representatives or their authorized representatives and stamps of both Parties.

9.	Applicable Law and Dispute Settlement

	9.1	The execution, effectiveness, interpretation, performance and dispute settlement of this Agreement shall be governed by the PRC law.

	9.2	Any dispute arising out of the performance of or in connection with this Agreement shall be submitted to the Arbitration Commission for arbitration according to the then effective arbitration rules. The arbitration award made according to the above arbitration procedures shall be final and binding on both Parties.

10.	Default Liabilities

	10.1	Any amendment of this Agreement shall be effective only if both Parties consent in writing and signed a supplementary agreement.

	10.2	After this Agreement has come into effect, any changes of China laws, regulations, rules or judicial interpretations shall not constitute the reason for one Party to claim the invalidity of this Agreement.

11.	Miscellaneous

	11.1	The appendix constitutes an inseverable part of this Agreement.

	11.2	Both Parties shall keep the content of this Agreement and its appendices confidential.

	11.3	For any matters not covered in this Agreement, both Parties shall discuss and execute a supplementary agreement. The supplementary agreement has equal legal validity with this Agreement.

	11.4	This Agreement is executed in four (4) original counterparts, two of which shall be retained by each Party. Each original counterpart has the equal legal validity.

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The Vendor: Qinghai Communication Services Company Limited (chop) Legal Person or legal representative: /s/ YU Yunfeng Date: 9 August 2019
The Purchaser: China Mobile Group Qinghai Company Limited (chop) Legal Person or legal representative: /s/ LIU Jiayue Date: 9 August 2019

Assets Transfer Agreement

This Agreement is entered into between the following parties on 9 August 2019 in Lhasa, Xizang:

The Vendor: Xizang Communication Services Company Limited (“Party A”) Legal Person: ZHOU Min Address: 84 Jin Zhu Xi Road, Lhasa
The Purchaser: China Mobile Group Xizang Company Limited (“Party B”) Legal Person: ZHOU Min Address: 84 Jin Zhu Zhong Road, Lhasa

To clarify the rights and obligations of both parties, based on the principle of equally beneficiary to each other, following amicable consultation, both Parties have concluded the following agreements.

1.	The Subject Matter

	1.1	The sale assets under this Agreement (hereinafter the “Sale Assets”) comprise, among other things, 2G equipment, pipelines and optic fibers, land and buildings in relation to the “Village Connect” project. The detailed Sale Assets is listed in the Appendix 1 hereof.

	1.2	The completion date of this transaction hereunder is 9 August 2019 (the “Completion Date”). After the Completion Date, the leasing fees for the Sale Assets will cease to be payable by Party B to Party A.

2.	Consideration and Payment

	2.1	The appraisal of the Sale Assets under this Agreement was conducted by China United Assets Appraisal Group Co., Ltd. The total consideration was determined subject to appraised value, which is RMB 17,955,717.47 after taxation.

	2.2	Within thirty (30) days after Completion and compliance with the related registration procedures, Party B shall make a one-off payment in cash to Party A the consideration of RMB 17,955,717.47 after taxation.

	2.3	Party A shall provide Party B an original and a copy of the official VAT receipt indicating the contract number and the aggregate after-taxation consideration at the tax rate of 2% when Party B pays Party A any consideration under this Agreement.

3.	The Transfer of Assets and Rights within the Scope of the Subject Matter

	3.1	The assets and rights within the scope of the Subject shall be transferred from Party A to Party B after the Completion Date stipulated in Article 1.2. The handover personnel and address in relation to the transfer of assets and relevant information of the Subject matter shall be agreed otherwise by both Parties.

	3.2	The delivery of assets within the scope of the Subject matter hereunder (the “Delivery”) shall be completed in accordance with the relevant laws and regulations, including but not limited to the delivery of movable property, transfer and registration of real estate and others. Party A shall complete the Delivery within [ ] upon the Completion Date hereunder and bear the relevant expenses.

	3.3	For the purpose of completing the Delivery, both Parties agree that all rights and interests related to the Subject matter including but not limited to secured debts, mortgage, pledges, are transferred to Party B on the same time. Party A shall be responsible for the transfer of proprietary rights and change of ownership related to the relevant assets and bear the relevant expenses.

	3.4	For the purpose of completing the Delivery, all contracts Party A had entered into in relation to the Sale Assets of the Subject matter shall be transferred to Party B (the “Transferred Contracts”) in principle. Party A’s rights and obligation under Transferred Contracts shall be borne and enjoyed by Party A on and before the Completion Date, and resumed by Party B after the Completion Date. If consent for the transfer of certain Transferred Contracts is not obtained from the other party to the contract before the Completion Date (the “Contracts Not Transferred”), such contracts shall be held by Party A on trust for Party B. Except as otherwise provided for in this Agreement, all rights or obligations, incomes and losses under the Contracts not Transferred from the Completion Date shall be assigned to Party B. Party B shall compensate Party A for any losses and extra expenses incurred except for those incurred due to Party A’s fault.

	3.5	The Sale Assets and related information are under common custody of Party A and Party B during the period of time when both Parties handover the transfer and delivery of the Sale Assets and information. During this period, the incomes generated from the Sale Assets belong to Party B. After the completion of the transfer and delivery of the Sale Assets and information, Party A will no longer be responsible for managing the Sale Assets (rights) and related information except for those empowered by Party B.

	3.6	Under the circumstance where Party B could fully perform the provision of Article 2 hereunder, Party A agree to notify each obligors of the Sale Assets with respect to the transfer of the Sale Assets (rights) from Party A to Party B, by means of an announcement or, if necessary, any other ways required by relevant laws and regulations, within 60 days after the execution of this Agreement or any other period of time agreed by Party B in writing.

4.	Taxes

Both Parties shall respectively bear its taxes incurred from the transfer of the Sale Assets under this Agreement according to laws and regulations.

5.	Representations and Warranties

	5.1	Representations and warranties of Party A

		5.1.1	Party A is a limited liability company duly incorporated and legally exists under the laws of China, a qualified independent legal person with all necessary rights, powers and capacities to sign this Agreement and perform this Agreement.

		5.1.2	The execution and performance of this Agreement by Party A will not conflict with its existing Articles of Association, internal constitutional documents or any contracts or agreements or obligations entered into by Party A, and will not violate any applicable laws and regulations, judicial judgements and rules, or administrative authorizations, orders and decisions.

		5.1.3	Except otherwise required by related laws, regulations and regulatory authorities, Party A warrants to keep confidential of any commercial information and materials in writing or any other forms that have come into its acknowledges due to its execution and performance of this Agreement, and will not disclose to any third parties in writing, oral or any other forms.

		5.1.4	Party A has all related rights which the owner of the Transferred Assets shall have based on the original title status, and such title may be transferred or disposed of according to laws, and will not be restricted by any undisclosed detention, mortgage or other third-party’s rights.

		5.1.5	Starting from the execution date of this Agreement until the completion of delivery of all transferred assets, Party A warrants not to make any additional encumbrances, the Sale Assets are not the subject of any disposal of or transfer, and there is no material adverse change to the Sale Assets.

		5.1.6	All necessary property insurance policies purchased prior to the delivery of the Sale Assets shall remain valid.

	5.2	Representations and warranties of Party B

		5.2.1	Party B is a limited liability company duly incorporated and legally exists under the laws of China, a qualified independent legal person with all necessary rights, powers and capacities to sign this Agreement and perform this Agreement.

		5.2.2	The execution and performance of this Agreement by Party B will not conflict with its existing Articles of Association, internal constitutional documents or any contracts or agreements or obligations entered into by Party B, and will not violate any applicable laws and regulations, judicial judgements and rules, or administrative authorizations, orders and decisions.

		5.2.3	Party B represent that due diligence has been carried out on the nature, amount, truthfulness, legitimate, effectiveness, whether this is any legal barriers to realize its rights, with respect to the Sale Assets and rights of the Subject matter stated in Article 1 hereunder and listed in its appendix, and agrees to purchase the Sale Assets as it is.

6.	Default and Liabilities

	6.1	The violation by any party of any obligations under this Agreement shall constitute a default. The default party shall make compensation to the other party for its actual losses incurred.

	6.2	Under circumstance where there is a particular provision in any other Articles of this Agreement with respect to default liabilities, the particular provision shall prevail.

6.3

In case any third party claims occur after the Completion Date but arising out of events or facts of the Sale Assets before the Completion Date, if Party B is aware of any claims, law suits or threatened claims raised by any third parties, which should be borne by Party A according to this Agreement (“Third Party Claims”), Party B shall inform Party A of the Third Party Claims within 3 days after having received the notice and enable Party A to handle and bear its full responsibilities. In case the Third Party Claims are caused by events or facts of the Sale Assets after the Completion Date, if Party A is aware of such claims which should be borne by Party B according to this Agreement, Party A shall inform Party B within 3 days after having received the notice and enable Party B to handle and bear its full responsibilities.

In case any actual or potential disputes, claims or law suits in relation to the Sale Assets exist or occur in or prior to the Completion Date, or occur after the Completion Date but arising out of events of the Sale Assets happened in or prior to the Completion Date, which would cause any losses, liabilities, judgements or expenses to Party B, Party A shall compensate Party B for its actual losses incurred.

7.	Force Majeure

	7.1	If earthquake, typhoon, flood, fire, explosion or any other force majeure events occurs and causes one Party hereof to delay or fail to perform its obligations hereunder, the impacted party shall notify the other party immediately, and provide, within 15 days, a certificate stating the reasons why it delays or fails to perform its obligations in this Agreement.

	7.2	If a force majeure event occurs, no Party shall be responsible for the losses suffered by the other Party for its failure or delay to perform this Agreement, the impacted party shall take immediate actions to do its best to reduce or eliminate the impacts of the force majeure, though.

8.	Effectiveness

This Agreement comes into effect upon signatures of the legal representatives or their authorized representatives and stamps of both Parties.

9.	Applicable Law and Dispute Settlement

	9.1	The execution, effectiveness, interpretation, performance and dispute settlement of this Agreement shall be governed by the PRC law.

	9.2	Any dispute arising out of the performance of or in connection with this Agreement shall be submitted to Beijing Arbitration Commission for arbitration according to the then effective arbitration rules. The arbitration award made according to the above arbitration procedures shall be final and binding on both Parties.

10.	Default Liabilities

	10.1	Any amendment of this Agreement shall be effective only if both Parties consent in writing and signed a supplementary agreement.

	10.2	After this Agreement has come into effect, any changes of China laws, regulations, rules or judicial interpretations shall not constitute the reason for one Party to claim the invalidity of this Agreement.

11.	Miscellaneous

	11.1	The appendix constitutes an inseverable part of this Agreement.

	11.2	Both Parties shall keep the content of this Agreement and its appendices confidential.

	11.3	For any matters not covered in this Agreement, both Parties shall discuss and execute a supplementary agreement. The supplementary agreement has equal legal validity with this Agreement.

	11.4	This Agreement is executed in two (2) original counterparts, one of which shall be retained by each Party. Each original counterpart has the equal legal validity.

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The Vendor: Xizang Communication Services Company Limited (chop) Legal Person or legal representative: /s/ ZHOU Min Date:
The Purchaser: China Mobile Group Xizang Company Limited (chop) Legal Person or legal representative: /s/ ZHOU Min Date:

CMBJ-2019-00027182-CW-00000002

Assets Transfer Agreement

This Agreement is entered into between the following parties on 9 August 2019 in Beijing:

The Vendor: Beijing Communication Services Company Limited (“Party A”) Legal Person: XIA Bing Address: 2 Xia Guang Lane, Chao Yang District, Beijing

The Purchaser: China Mobile Group Beijing Company Limited (“Party B”) Legal Person: XIA Bing Address: 7 Dong Zhi Meng Nan Avenue, Dong Cheng District, Beijing

To clarify the rights and obligations of both parties, based on the principle of equally beneficiary to each other, following amicable consultation, both Parties have concluded the following agreements.

1.	The Subject Matter

1.1

The sale assets under this Agreement (hereinafter the “Sale Assets”) comprise, among other things, the properties and buildings, transmission equipment, emergency vehicles in relation to the “Village Connect” project. The detailed Sale Assets is listed in the Appendix 1 hereof.

1.2

The completion date of this transaction hereunder is 9 August 2019 (the “Completion Date”). After the Completion Date, the leasing fees for the Sale Assets will cease to be payable by Party B to Party A.

2.	Consideration and Payment

2.1

The appraisal of the Sale Assets under this Agreement was conducted by China United Assets Appraisal Group Co., Ltd. The consideration was determined subject to appraised value, which is RMB18,909,602.23 after taxation.

	2.2	Within thirty (30) days after Completion and compliance with the related registration procedures, Party B shall make a one-off payment in cash to Party A the consideration of RMB18,909,602.23 after taxation.

2.3

Party A shall provide Party B an original and a copy of the official VAT receipt indicating the contract number and the aggregate after-taxation consideration with a breakdown of tax rates at 5% and 13% when Party B pays Party A any consideration under this Agreement.

3.	The Transfer of Assets and Rights within the Scope of the Subject Matter

3.1

The assets and rights within the scope of the Subject shall be transferred from Party A to Party B after the Completion Date stipulated in Article 1.2. The handover personnel and address in relation to the transfer of assets and relevant information of the Subject matter shall be agreed otherwise by both Parties.

3.2

The delivery of assets within the scope of the Subject matter hereunder (the “Delivery”) shall be completed in accordance with the relevant laws and regulations, including but not limited to the delivery of movable property, transfer and registration of real estate and others. Party A shall complete the Delivery within 30 days upon the Completion Date hereunder and bear the relevant expenses.

3.3

For the purpose of completing the Delivery, both Parties agree that all rights and interests related to the Subject matter including but not limited to secured debts, mortgage, pledges, are transferred to Party B on the same time. Party A shall be responsible for the transfer of proprietary rights and change of ownership related to the relevant assets and bear the relevant expenses.

3.4

For the purpose of completing the Delivery, all contracts Party A had entered into in relation to the Sale Assets of the Subject matter shall be transferred to Party B (the “Transferred Contracts”) in principle. Party A’s rights and obligation under Transferred Contracts shall be borne and enjoyed by Party A on and before the Completion Date, and resumed by Party B after the Completion Date. If consent for the transfer of certain Transferred Contracts is not obtained from the other party to the contract before the Completion Date (the “Contracts Not Transferred”), such contracts shall be held by Party A on trust for Party B. Except as otherwise provided for in this Agreement, all rights or obligations, incomes and losses under the Contracts not Transferred from the Completion Date shall be assigned to Party B. Party B shall compensate Party A for any losses and extra expenses incurred except for those incurred due to Party A’s fault.

3.5

The Sale Assets and related information are under common custody of Party A and Party B during the period of time when both Parties handover the transfer and delivery of the Sale Assets and information. During this period, the incomes generated from the Sale Assets belong to Party B. After the completion of the transfer and delivery of the Sale Assets and information, Party A will no longer be responsible for managing the Sale Assets (rights) and related information except for those empowered by Party B.

3.6

Under the circumstance where Party B could fully perform the provision of Article 2 hereunder, Party A agree to notify each obligors of the Sale Assets with respect to the transfer of the Sale Assets (rights) from Party A to Party B, by means of an announcement or, if necessary, any other ways required by relevant laws and regulations, within 60 days after the execution of this Agreement or any other period of time agreed by Party B in writing.

4.	Taxes

Both Parties shall respectively bear its taxes incurred from the transfer of the Sale Assets under this Agreement according to laws and regulations.

5.	Representations and Warranties

	5.1	Representations and warranties of Party A

5.1.1

Party A is a limited liability company duly incorporated and legally exists under the laws of China, a qualified independent legal person with all necessary rights, powers and capacities to sign this Agreement and perform this Agreement.

5.1.2

The execution and performance of this Agreement by Party A will not conflict with its existing Articles of Association, internal constitutional documents or any contracts or agreements or obligations entered into by Party A, and will not violate any applicable laws and regulations, judicial judgements and rules, or administrative authorizations, orders and decisions.

5.1.3

Except otherwise required by related laws, regulations and regulatory authorities, Party A warrants to keep confidential of any commercial information and materials in writing or any other forms that have come into its acknowledges due to its execution and performance of this Agreement, and will not disclose to any third parties in writing, oral or any other forms.

5.1.4

Party A has all related rights which the owner of the Transferred Assets shall have based on the original title status, and such title may be transferred or disposed of according to laws, and will not be restricted by any undisclosed detention, mortgage or other third-party’s rights.

5.1.5

Starting from the execution date of this Agreement until the completion of delivery of all transferred assets, Party A warrants not to make any additional encumbrances, the Sale Assets are not the subject of any disposal of or transfer, and there is no material adverse change to the Sale Assets.

		5.1.6	All necessary property insurance policies purchased prior to the delivery of the Sale Assets shall remain valid.

	5.2	Representations and warranties of Party B

5.2.1

Party B is a limited liability company duly incorporated and legally exists under the laws of China, a qualified independent legal person with all necessary rights, powers and capacities to sign this Agreement and perform this Agreement.

5.2.2

The execution and performance of this Agreement by Party B will not conflict with its existing Articles of Association, internal constitutional documents or any contracts or agreements or obligations entered into by Party B, and will not violate any applicable laws and regulations, judicial judgements and rules, or administrative authorizations, orders and decisions.

5.2.3

Party B represent that due diligence has been carried out on the nature, amount, truthfulness, legitimate, effectiveness, whether this is any legal barriers to realize its rights, with respect to the Sale Assets and rights of the Subject matter stated in Article 1 hereunder and listed in its appendix, and agrees to purchase the Sale Assets as it is.

6.	Default and Liabilities

	6.1	The violation by any party of any obligations under this Agreement shall constitute a default. The default party shall make compensation to the other party for its actual losses incurred.

	6.2	Under circumstance where there is a particular provision in any other Articles of this Agreement with respect to default liabilities, the particular provision shall prevail.

6.3

In case any third party claims occur after the Completion Date but arising out of events or facts of the Sale Assets before the Completion Date, if Party B is aware of any claims, law suits or threatened claims raised by any third parties, which should be borne by Party A according to this Agreement (“Third Party Claims”), Party B shall inform Party A of the Third Party Claims within 3 days after having received the notice and enable Party A to handle and bear its full responsibilities. In case the Third Party Claims are caused by events or facts of the Sale Assets after the Completion Date, if Party A is aware of such claims which should be borne by Party B according to this Agreement, Party A shall inform Party B within 3 days after having received the notice and enable Party B to handle and bear its full responsibilities.

In case any actual or potential disputes, claims or law suits in relation to the Sale Assets exist or occur in or prior to the Completion Date, or occur after the Completion Date but arising out of events of the Sale Assets happened in or prior to the Completion Date, which would cause any losses, liabilities, judgements or expenses to Party B, Party A shall compensate Party B for its actual losses incurred.

7.	Force Majeure

7.1

If earthquake, typhoon, flood, fire, explosion or any other force majeure events occurs and causes one Party hereof to delay or fail to perform its obligations hereunder, the impacted party shall notify the other party immediately, and provide, within 15 days, a certificate stating the reasons why it delays or fails to perform its obligations in this Agreement.

7.2

If a force majeure event occurs, no Party shall be responsible for the losses suffered by the other Party for its failure or delay to perform this Agreement, the impacted party shall take immediate actions to do its best to reduce or eliminate the impacts of the force majeure, though.

8.	Effectiveness

This Agreement comes into effect upon signatures of the legal representatives or their authorized representatives and stamps of both Parties.

9.	Applicable Law and Dispute Settlement

	9.1	The execution, effectiveness, interpretation, performance and dispute settlement of this Agreement shall be governed by the PRC law.

9.2

Any dispute arising out of the performance of or in connection with this Agreement shall be submitted to Beijing Arbitration Commission for arbitration according to the then effective arbitration rules. The arbitration award made according to the above arbitration procedures shall be final and binding on both Parties.

10.	Default Liabilities

	10.1	Any amendment of this Agreement shall be effective only if both Parties consent in writing and signed a supplementary agreement.

10.2

After this Agreement has come into effect, any changes of China laws, regulations, rules or judicial interpretations shall not constitute the reason for one Party to claim the invalidity of this Agreement.

11.	Miscellaneous

	11.1	The appendix constitutes an inseverable part of this Agreement.

	11.2	Both Parties shall keep the content of this Agreement and its appendix confidential.

	11.3	For any matters not covered in this Agreement, both Parties shall discuss and execute a supplementary agreement. The supplementary agreement has equal legal validity with this Agreement.

	11.4	This Agreement is executed in four (4) original counterparts, two of which shall be retained by each Party. Each original counterpart has the equal legal validity.

Appendix 1: The Sale Assets list

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The Vendor: Beijing Communication Services Company Limited (chop) Legal Person or legal representative: /s/SHI Xuejun Date: 9 August 2019

The Purchaser: China Mobile Group Beijing Company Limited (chop) Legal Person or legal representative: /s/SHI Xuejun Date: 9 August 2019

Assets Transfer Agreement

This Agreement is entered into between the following parties on 9 August 2019 in Changchun:

The Vendor: Jilin Communication Services Company Limited (“Party A”) Legal Person: LI Li Address: 2899 Jie Fang Avenue, Changchun, Jilin

The Purchaser: China Mobile Group Jilin Company Limited (“Party B”) Legal Person: LI Li Address: 2899 Jie Fang Avenue, Changchun, Jilin

To clarify the rights and obligations of both parties, based on the principle of equally beneficiary to each other, following amicable consultation, both Parties have concluded the following agreements.

1.	The Subject Matter

1.1

The sale assets under this Agreement (hereinafter the “Sale Assets”) comprise, among other things, 2G equipment, pipelines and optic fibers, land and buildings in relation to the “Village Connect” project. The detailed Sale Assets is listed in the Appendix 1 hereof.

1.2

The completion date of this transaction hereunder is 9 August 2019 (the “Completion Date”). After the Completion Date, the leasing fees for the Sale Assets will cease to be payable by Party B to Party A.

2.	Consideration and Payment

2.1

The appraisal of the Sale Assets under this Agreement was conducted by China United Assets Appraisal Group Co., Ltd. The total consideration was determined subject to appraised value, which is RMB16,577,921.99 after taxation.

2.2

Within thirty (30) days after Completion and compliance with the related registration procedures, Party B shall make a one-off payment in cash to Party A the total consideration of RMB16,577,921.99 after taxation.

2.3

Party A shall provide Party B an original and a copy of the official VAT receipt indicating the contract number and the aggregate after-taxation consideration with a breakdown of tax rates at 3% and 5% when Party B pays Party A any consideration under this Agreement.

3.	The Transfer of Assets and Rights within the Scope of the Subject Matter

3.1

The assets and rights within the scope of the Subject shall be transferred from Party A to Party B after the Completion Date stipulated in Article 1.2. The handover personnel and address in relation to the transfer of assets and relevant information of the Subject matter shall be agreed otherwise by both Parties.

3.2

The delivery of assets within the scope of the Subject matter hereunder (the “Delivery”) shall be completed in accordance with the relevant laws and regulations, including but not limited to the delivery of movable property, transfer and registration of real estate and others. Party A shall complete the Delivery within 10 days upon the Completion Date hereunder and bear the relevant expenses.

3.3

For the purpose of completing the Delivery, both Parties agree that all rights and interests related to the Subject matter including but not limited to secured debts, mortgage, pledges, are transferred to Party B on the same time. Party A shall be responsible for the transfer of proprietary rights and change of ownership related to the relevant assets and bear the relevant expenses.

3.4

For the purpose of completing the Delivery, all contracts Party A had entered into in relation to the Sale Assets of the Subject matter shall be transferred to Party B (the “Transferred Contracts”) in principle. Party A’s rights and obligation under Transferred Contracts shall be borne and enjoyed by Party A on and before the Completion Date, and resumed by Party B after the Completion Date. If consent for the transfer of certain Transferred Contracts is not obtained from the other party to the contract before the Completion Date (the “Contracts Not Transferred”), such contracts shall be held by Party A on trust for Party B. Except as otherwise provided for in this Agreement, all rights or obligations, incomes and losses under the Contracts not Transferred from the Completion Date shall be assigned to Party B. Party B shall compensate Party A for any losses and extra expenses incurred except for those incurred due to Party A’s fault.

3.5

The Sale Assets and related information are under common custody of Party A and Party B during the period of time when both Parties handover the transfer and delivery of the Sale Assets and information. During this period, the incomes generated from the Sale Assets belong to Party B. After the completion of the transfer and delivery of the Sale Assets and information, Party A will no longer be responsible for managing the Sale Assets (rights) and related information except for those empowered by Party B.

3.6

Under the circumstance where Party B could fully perform the provision of Article 2 hereunder, Party A agree to notify each obligors of the Sale Assets with respect to the transfer of the Sale Assets (rights) from Party A to Party B, by means of an announcement or, if necessary, any other ways required by relevant laws and regulations, within 60 days after the execution of this Agreement or any other period of time agreed by Party B in writing.

4.	Taxes

Both Parties shall respectively bear its taxes incurred from the transfer of the Sale Assets under this Agreement according to laws and regulations.

5.	Representations and Warranties

	5.1	Representations and warranties of Party A

5.1.1

Party A is a limited liability company duly incorporated and legally exists under the laws of China, a qualified independent legal person with all necessary rights, powers and capacities to sign this Agreement and perform this Agreement.

5.1.2

The execution and performance of this Agreement by Party A will not conflict with its existing Articles of Association, internal constitutional documents or any contracts or agreements or obligations entered into by Party A, and will not violate any applicable laws and regulations, judicial judgements and rules, or administrative authorizations, orders and decisions.

5.1.3

Except otherwise required by related laws, regulations and regulatory authorities, Party A warrants to keep confidential of any commercial information and materials in writing or any other forms that have come into its acknowledges due to its execution and performance of this Agreement, and will not disclose to any third parties in writing, oral or any other forms.

5.1.4

Party A has all related rights which the owner of the Transferred Assets shall have based on the original title status, and such title may be transferred or disposed of according to laws, and will not be restricted by any undisclosed detention, mortgage or other third-party’s rights.

5.1.5

Starting from the execution date of this Agreement until the completion of delivery of all transferred assets, Party A warrants not to make any additional encumbrances, the Sale Assets are not the subject of any disposal of or transfer, and there is no material adverse change to the Sale Assets.

		5.1.6	All necessary property insurance policies purchased prior to the delivery of the Sale Assets shall remain valid.

	5.2	Representations and warranties of Party B

5.2.1

Party B is a limited liability company duly incorporated and legally exists under the laws of China, a qualified independent legal person with all necessary rights, powers and capacities to sign this Agreement and perform this Agreement.

5.2.2

The execution and performance of this Agreement by Party B will not conflict with its existing Articles of Association, internal constitutional documents or any contracts or agreements or obligations entered into by Party B, and will not violate any applicable laws and regulations, judicial judgements and rules, or administrative authorizations, orders and decisions.

5.2.3

Party B represent that due diligence has been carried out on the nature, amount, truthfulness, legitimate, effectiveness, whether this is any legal barriers to realize its rights, with respect to the Sale Assets and rights of the Subject matter stated in Article 1 hereunder and listed in its appendix, and agrees to purchase the Sale Assets as it is.

6.	Default and Liabilities

	6.1	The violation by any party of any obligations under this Agreement shall constitute a default. The default party shall make compensation to the other party for its actual losses incurred.

	6.2	Under circumstance where there is a particular provision in any other Articles of this Agreement with respect to default liabilities, the particular provision shall prevail.

6.3

In case any third party claims occur after the Completion Date but arising out of events or facts of the Sale Assets before the Completion Date, if Party B is aware of any claims, law suits or threatened claims raised by any third parties, which should be borne by Party A according to this Agreement (“Third Party Claims”), Party B shall inform Party A of the Third Party Claims within 3 days after having received the notice and enable Party A to handle and bear its full responsibilities. In case the Third Party Claims are caused by events or facts of the Sale Assets after the Completion Date, if Party A is aware of such claims which should be borne by Party B according to this Agreement, Party A shall inform Party B within 3 days after having received the notice and enable Party B to handle and bear its full responsibilities.

In case any actual or potential disputes, claims or law suits in relation to the Sale Assets exist or occur in or prior to the Completion Date, or occur after the Completion Date but arising out of events of the Sale Assets happened in or prior to the Completion Date, which would cause any losses, liabilities, judgements or expenses to Party B, Party A shall compensate Party B for its actual losses incurred.

7.	Force Majeure

7.1

If earthquake, typhoon, flood, fire, explosion or any other force majeure events occurs and causes one Party hereof to delay or fail to perform its obligations hereunder, the impacted party shall notify the other party immediately, and provide, within 15 days, a certificate stating the reasons why it delays or fails to perform its obligations in this Agreement.

7.2

If a force majeure event occurs, no Party shall be responsible for the losses suffered by the other Party for its failure or delay to perform this Agreement, the impacted party shall take immediate actions to do its best to reduce or eliminate the impacts of the force majeure, though.

8.	Effectiveness

This Agreement comes into effect upon signatures of the legal representatives or their authorized representatives and stamps of both Parties.

9.	Applicable Law and Dispute Settlement

	9.1	The execution, effectiveness, interpretation, performance and dispute settlement of this Agreement shall be governed by the PRC law.

	9.2	Any dispute arising out of the performance of or in connection with this Agreement shall be submitted to litigation solution by the Parties.

10.	Default Liabilities

	10.1	Any amendment of this Agreement shall be effective only if both Parties consent in writing and signed a supplementary agreement.

10.2

After this Agreement has come into effect, any changes of China laws, regulations, rules or judicial interpretations shall not constitute the reason for one Party to claim the invalidity of this Agreement.

11.	Miscellaneous

	11.1	The appendix constitutes an inseverable part of this Agreement.

	11.2	Both Parties shall keep the content of this Agreement and its appendices confidential.

	11.3	For any matters not covered in this Agreement, both Parties shall discuss and execute a supplementary agreement. The supplementary agreement has equal legal validity with this Agreement.

	11.4	This Agreement is executed in four (4) original counterparts, two of which shall be retained by each Party. Each original counterpart has the equal legal validity.

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The Vendor: Jilin Communication Services Company Limited (chop) Legal Person or legal representative: /s/YANG Guangyu Date: 9 August 2019

The Purchaser: China Mobile Group Jilin Company Limited (chop) Legal Person or legal representative: /s/ YANG Guangyu Date: 9 August 2019

Assets Transfer Agreement

This Agreement is entered into between the following parties on 9 August 2019 in Xi’an:

The Vendor: Shaanxi Communication Industrial Company Limited (“Party A”) Legal Person: ZHUO Feng Address: 60 Jin Ye Yi Road, Xi’an
The Purchaser: China Mobile Group Shaanxi Company Limited (“Party B”) Legal Person: ZHUO Feng Address: 60 Jin Ye Yi Road, Xi’an

To clarify the rights and obligations of both parties, based on the principle of equally beneficiary to each other, following amicable consultation, both Parties have concluded the following agreements.

1.	The Subject Matter

	1.1	The sale assets under this Agreement (hereinafter the “Sale Assets”) comprise, among other things, 2G equipment, pipelines and optic fibers, land and buildings in relation to the “Village Connect” project. The detailed Sale Assets is listed in the Appendix 1 hereof.

	1.2	The completion date of this transaction hereunder is 9 August 2019 (the “Completion Date”). After the Completion Date, the leasing fees for the Sale Assets will cease to be payable by Party B to Party A.

2.	Consideration and Payment

	2.1	The appraisal of the Sale Assets under this Agreement was conducted by China United Assets Appraisal Group Co., Ltd. The total consideration was determined subject to appraised value, which is RMB 12,336,286.88 after taxation, and RMB 11,975,920.00 before taxation.

	2.2	Within thirty (30) days after Completion and compliance with the related registration procedures, Party B shall make a one-off payment in cash to Party A the total consideration of RMB 12,336,286.88 after taxation, and RMB 11,975,920.00 before taxation.

	2.3	Party A shall provide Party B an original and a copy of the official VAT receipt indicating the contract number and the aggregate after-taxation consideration with a breakdown of tax rates at 5% for real estate and 3% for movable property and other equipment when Party B pays Party A any consideration under this Agreement.

3.	The Transfer of Assets and Rights within the Scope of the Subject Matter

	3.1	The assets and rights within the scope of the Subject shall be transferred from Party A to Party B after the Completion Date stipulated in Article 1.2. The handover personnel and address in relation to the transfer of assets and relevant information of the Subject matter shall be agreed otherwise by both Parties.

	3.2	The delivery of assets within the scope of the Subject matter hereunder (the “Delivery”) shall be completed in accordance with the relevant laws and regulations, including but not limited to the delivery of movable property, transfer and registration of real estate and others. Party A shall complete the Delivery within [ ] days upon the Completion Date hereunder and bear the relevant expenses.

	3.3	For the purpose of completing the Delivery, both Parties agree that all rights and interests related to the Subject matter including but not limited to secured debts, mortgage, pledges, are transferred to Party B on the same time. Party A shall be responsible for the transfer of proprietary rights and change of ownership related to the relevant assets and bear the relevant expenses.

	3.4	For the purpose of completing the Delivery, all contracts Party A had entered into in relation to the Sale Assets of the Subject matter shall be transferred to Party B (the “Transferred Contracts”) in principle. Party A’s rights and obligation under Transferred Contracts shall be borne and enjoyed by Party A on and before the Completion Date, and resumed by Party B after the Completion Date. If consent for the transfer of certain Transferred Contracts is not obtained from the other party to the contract before the Completion Date (the “Contracts Not Transferred”), such contracts shall be held by Party A on trust for Party B. Except as otherwise provided for in this Agreement, all rights or obligations, incomes and losses under the Contracts not Transferred from the Completion Date shall be assigned to Party B. Party B shall compensate Party A for any losses and extra expenses incurred except for those incurred due to Party A’s fault.

	3.5	The Sale Assets and related information are under common custody of Party A and Party B during the period of time when both Parties handover the transfer and delivery of the Sale Assets and information. During this period, the incomes generated from the Sale Assets belong to Party B. After the completion of the transfer and delivery of the Sale Assets and information, Party A will no longer be responsible for managing the Sale Assets (rights) and related information except for those empowered by Party B.

	3.6	Under the circumstance where Party B could fully perform the provision of Article 2 hereunder, Party A agree to notify each obligors of the Sale Assets with respect to the transfer of the Sale Assets (rights) from Party A to Party B, by means of an announcement or, if necessary, any other ways required by relevant laws and regulations, within 60 days after the execution of this Agreement or any other period of time agreed by Party B in writing.

4.	Taxes

Both Parties shall respectively bear its taxes incurred from the transfer of the Sale Assets under this Agreement according to laws and regulations.

5.	Representations and Warranties

	5.1	Representations and warranties of Party A

		5.1.1	Party A is Shaanxi Communication Industrial Company Limited, which is duly incorporated and legally exists under the laws of China, a qualified independent legal person with all necessary rights, powers and capacities to sign this Agreement and perform this Agreement.

		5.1.2	The execution and performance of this Agreement by Party A will not conflict with its existing Articles of Association, internal constitutional documents or any contracts or agreements or obligations entered into by Party A, and will not violate any applicable laws and regulations, judicial judgements and rules, or administrative authorizations, orders and decisions.

		5.1.3	Except otherwise required by related laws, regulations and regulatory authorities, Party A warrants to keep confidential of any commercial information and materials in writing or any other forms that have come into its acknowledges due to its execution and performance of this Agreement, and will not disclose to any third parties in writing, oral or any other forms.

		5.1.4	Party A has all related rights which the owner of the Transferred Assets shall have based on the original title status, and such title may be transferred or disposed of according to laws, and will not be restricted by any undisclosed detention, mortgage or other third-party’s rights.

		5.1.5	Starting from the execution date of this Agreement until the completion of delivery of all transferred assets, Party A warrants not to make any additional encumbrances, the Sale Assets are not the subject of any disposal of or transfer, and there is no material adverse change to the Sale Assets.

		5.1.6	All necessary property insurance policies purchased prior to the delivery of the Sale Assets shall remain valid.

	5.2	Representations and warranties of Party B

		5.2.1	Party B is China Mobile Group Shaanxi Company Limited, which is duly incorporated and legally exists under the laws of China, a qualified independent legal person with all necessary rights, powers and capacities to sign this Agreement and perform this Agreement.

		5.2.2	The execution and performance of this Agreement by Party B will not conflict with its existing Articles of Association, internal constitutional documents or any contracts or agreements or obligations entered into by Party B, and will not violate any applicable laws and regulations, judicial judgements and rules, or administrative authorizations, orders and decisions.

		5.2.3	Party B represent that due diligence has been carried out on the nature, amount, truthfulness, legitimate, effectiveness, whether this is any legal barriers to realize its rights, with respect to the Sale Assets and rights of the Subject matter stated in Article 1 hereunder and listed in its appendix, and agrees to purchase the Sale Assets as it is.

6.	Default and Liabilities

	6.1	The violation by any party of any obligations under this Agreement shall constitute a default. The default party shall make compensation to the other party for its actual losses incurred.

	6.2	Under circumstance where there is a particular provision in any other Articles of this Agreement with respect to default liabilities, the particular provision shall prevail.

6.3

In case any third party claims occur after the Completion Date but arising out of events or facts of the Sale Assets before the Completion Date, if Party B is aware of any claims, law suits or threatened claims raised by any third parties, which should be borne by Party A according to this Agreement (“Third Party Claims”), Party B shall inform Party A of the Third Party Claims within 3 days after having received the notice and enable Party A to handle and bear its full responsibilities. In case the Third Party Claims are caused by events or facts of the Sale Assets after the Completion Date, if Party A is aware of such claims which should be borne by Party B according to this Agreement, Party A shall inform Party B within 3 days after having received the notice and enable Party B to handle and bear its full responsibilities.

In case any actual or potential disputes, claims or law suits in relation to the Sale Assets exist or occur in or prior to the Completion Date, or occur after the Completion Date but arising out of events of the Sale Assets happened in or prior to the Completion Date, which would cause any losses, liabilities, judgements or expenses to Party B, Party A shall compensate Party B for its actual losses incurred.

7.	Force Majeure

	7.1	If earthquake, typhoon, flood, fire, explosion or any other force majeure events occurs and causes one Party hereof to delay or fail to perform its obligations hereunder, the impacted party shall notify the other party immediately, and provide, within 15 days, a certificate stating the reasons why it delays or fails to perform its obligations in this Agreement.

	7.2	If a force majeure event occurs, no Party shall be responsible for the losses suffered by the other Party for its failure or delay to perform this Agreement, the impacted party shall take immediate actions to do its best to reduce or eliminate the impacts of the force majeure, though.

8.	Effectiveness

This Agreement comes into effect upon signatures of the legal representatives or their authorized representatives and stamps of both Parties.

9.	Applicable Law and Dispute Settlement

	9.1	The execution, effectiveness, interpretation, performance and dispute settlement of this Agreement shall be governed by the PRC law.

	9.2	Any dispute arising out of the performance of or in connection with this Agreement shall be submitted to Xi’an Arbitration Commission for arbitration according to the then effective arbitration rules. The arbitration award made according to the above arbitration procedures shall be final and binding on both Parties.

10.	Default Liabilities

	10.1	Any amendment of this Agreement shall be effective only if both Parties consent in writing and signed a supplementary agreement.

	10.2	After this Agreement has come into effect, any changes of China laws, regulations, rules or judicial interpretations shall not constitute the reason for one Party to claim the invalidity of this Agreement.

11.	Miscellaneous

	11.1	The appendix constitutes an inseverable part of this Agreement.

	11.2	Both Parties shall keep the content of this Agreement and its appendices confidential.

	11.3	For any matters not covered in this Agreement, both Parties shall discuss and execute a supplementary agreement. The supplementary agreement has equal legal validity with this Agreement.

	11.4	This Agreement is executed in four (4) original counterparts, two of which shall be retained by each Party. Each original counterpart has the equal legal validity.

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The Vendor: Shaanxi Communication Industrial Company Limited (chop) Legal Person or legal representative: /s/ ZHUO Feng Date: 9 August 2019
The Purchaser: China Mobile Group Shaanxi Company Limited (chop) Legal Person or legal representative: /s/ JIA Peng Date: 9 August 2019

CMSD-201901113

Assets Transfer Agreement

This Agreement is entered into between the following parties on 9 August 2019 in Jinan:

The Vendor: Shandong Communication Services Company Limited (“Party A”) Legal Person: ZHANG Xuan Address: 84 Wei Er Road, Jinan
The Purchaser: China Mobile Group Shandong Company Limited (“Party B”) Legal Person: ZHANG Xuan Address: 20569 Jing Shi Road, Jinan

To clarify the rights and obligations of both parties, based on the principle of equally beneficiary to each other, following amicable consultation, both Parties have concluded the following agreements.

1.	The Subject Matter

	1.1	The sale assets under this Agreement (hereinafter the “Sale Assets”) comprise, among other things, super base station equipment, satellite telephones, emergency vehicles. The detailed Sale Assets is listed in the Appendix 1 hereof.

	1.2	The completion date of this transaction hereunder is 9 August 2019 (the “Completion Date”). After the Completion Date, the leasing fees for the Sale Assets will cease to be payable by Party B to Party A.

2.	Consideration and Payment

	2.1	The appraisal of the Sale Assets under this Agreement was conducted by China United Assets Appraisal Group Co., Ltd. The total consideration was determined subject to appraised value, which is RMB 5,082,386.39.21 after taxation.

	2.2	Within thirty (30) days after Completion and compliance with the related registration procedures, Party B shall make a one-off payment in cash to Party A the total consideration of RMB 5,082,386.39 after taxation.

	2.3	Party A shall provide Party B an original and a copy of the official VAT receipt indicating the contract number and the aggregate after-taxation consideration with a breakdown of tax rates at 3% and 13%% when Party B pays Party A any consideration under this Agreement.

3.	The Transfer of Assets and Rights within the Scope of the Subject Matter

	3.1	The assets and rights within the scope of the Subject shall be transferred from Party A to Party B after the Completion Date stipulated in Article 1.2. The handover personnel and address in relation to the transfer of assets and relevant information of the Subject matter shall be agreed otherwise by both Parties.

3.2	The delivery of assets within the scope of the Subject matter hereunder (the “Delivery”) shall be completed in accordance with the relevant laws and regulations, including but not limited to the delivery of movable property, transfer and registration of real estate and others. Party A shall complete the Delivery within 30 days upon the Completion Date hereunder and bear the relevant expenses.

3.3	For the purpose of completing the Delivery, both Parties agree that all rights and interests related to the Subject matter including but not limited to secured debts, mortgage, pledges, are transferred to Party B on the same time. Party A shall be responsible for the transfer of proprietary rights and change of ownership related to the relevant assets and bear the relevant expenses.

3.4	For the purpose of completing the Delivery, all contracts Party A had entered into in relation to the Sale Assets of the Subject matter shall be transferred to Party B (the “Transferred Contracts”) in principle. Party A’s rights and obligation under Transferred Contracts shall be borne and enjoyed by Party A on and before the Completion Date, and resumed by Party B after the Completion Date. If consent for the transfer of certain Transferred Contracts is not obtained from the other party to the contract before the Completion Date (the “Contracts Not Transferred”), such contracts shall be held by Party A on trust for Party B. Except as otherwise provided for in this Agreement, all rights or obligations, incomes and losses under the Contracts not Transferred from the Completion Date shall be assigned to Party B. Party B shall compensate Party A for any losses and extra expenses incurred except for those incurred due to Party A’s fault.

3.5	The Sale Assets and related information are under common custody of Party A and Party B during the period of time when both Parties handover the transfer and delivery of the Sale Assets and information. During this period, the incomes generated from the Sale Assets belong to Party B. After the completion of the transfer and delivery of the Sale Assets and information, Party A will no longer be responsible for managing the Sale Assets (rights) and related information except for those empowered by Party B.

3.6	Under the circumstance where Party B could fully perform the provision of Article 2 hereunder, Party A agree to notify each obligors of the Sale Assets with respect to the transfer of the Sale Assets (rights) from Party A to Party B, by means of an announcement or, if necessary, any other ways required by relevant laws and regulations, within 60 days after the execution of this Agreement or any other period of time agreed by Party B in writing.

4.	Taxes

Both Parties shall respectively bear its taxes incurred from the transfer of the Sale Assets under this Agreement according to laws and regulations.

5.	Representations and Warranties

	5.1	Representations and warranties of Party A

		5.1.1	Party A is a limited liability company duly incorporated and legally exists under the laws of China, a qualified independent legal person with all necessary rights, powers and capacities to sign this Agreement and perform this Agreement.

		5.1.2	The execution and performance of this Agreement by Party A will not conflict with its existing Articles of Association, internal constitutional documents or any contracts or agreements or obligations entered into by Party A, and will not violate any applicable laws and regulations, judicial judgements and rules, or administrative authorizations, orders and decisions.

		5.1.3	Except otherwise required by related laws, regulations and regulatory authorities, Party A warrants to keep confidential of any commercial information and materials in writing or any other forms that have come into its acknowledges due to its execution and performance of this Agreement, and will not disclose to any third parties in writing, oral or any other forms.

		5.1.4	Party A has all related rights which the owner of the Transferred Assets shall have based on the original title status, and such title may be transferred or disposed of according to laws, and will not be restricted by any undisclosed detention, mortgage or other third-party’s rights.

		5.1.5	Starting from the execution date of this Agreement until the completion of delivery of all transferred assets, Party A warrants not to make any additional encumbrances, the Sale Assets are not the subject of any disposal of or transfer, and there is no material adverse change to the Sale Assets.

		5.1.6	All necessary property insurance policies purchased prior to the delivery of the Sale Assets shall remain valid.

	5.2	Representations and warranties of Party B

		5.2.1	Party B is a limited liability company duly incorporated and legally exists under the laws of China, a qualified independent legal person with all necessary rights, powers and capacities to sign this Agreement and perform this Agreement.

		5.2.2	The execution and performance of this Agreement by Party B will not conflict with its existing Articles of Association, internal constitutional documents or any contracts or agreements or obligations entered into by Party B, and will not violate any applicable laws and regulations, judicial judgements and rules, or administrative authorizations, orders and decisions.

		5.2.3	Party B represent that due diligence has been carried out on the nature, amount, truthfulness, legitimate, effectiveness, whether this is any legal barriers to realize its rights, with respect to the Sale Assets and rights of the Subject matter stated in Article 1 hereunder and listed in its appendix, and agrees to purchase the Sale Assets as it is.

6.	Default and Liabilities

	6.1	The violation by any party of any obligations under this Agreement shall constitute a default. The default party shall make compensation to the other party for its actual losses incurred.

	6.2	Under circumstance where there is a particular provision in any other Articles of this Agreement with respect to default liabilities, the particular provision shall prevail.

6.3

In case any third party claims occur after the Completion Date but arising out of events or facts of the Sale Assets before the Completion Date, if Party B is aware of any claims, law suits or threatened claims raised by any third parties, which should be borne by Party A according to this Agreement (“Third Party Claims”), Party B shall inform Party A of the Third Party Claims within 3 days after having received the notice and enable Party A to handle and bear its full responsibilities. In case the Third Party Claims are caused by events or facts of the Sale Assets after the Completion Date, if Party A is aware of such claims which should be borne by Party B according to this Agreement, Party A shall inform Party B within 3 days after having received the notice and enable Party B to handle and bear its full responsibilities.

In case any actual or potential disputes, claims or law suits in relation to the Sale Assets exist or occur in or prior to the Completion Date, or occur after the Completion Date but arising out of events of the Sale Assets happened in or prior to the Completion Date, which would cause any losses, liabilities, judgements or expenses to Party B, Party A shall compensate Party B for its actual losses incurred.

7.	Force Majeure

	7.1	If earthquake, typhoon, flood, fire, explosion or any other force majeure events occurs and causes one Party hereof to delay or fail to perform its obligations hereunder, the impacted party shall notify the other party immediately, and provide, within 15 days, a certificate stating the reasons why it delays or fails to perform its obligations in this Agreement.

	7.2	If a force majeure event occurs, no Party shall be responsible for the losses suffered by the other Party for its failure or delay to perform this Agreement, the impacted party shall take immediate actions to do its best to reduce or eliminate the impacts of the force majeure, though.

8.	Effectiveness

This Agreement comes into effect upon signatures of the legal representatives or their authorized representatives and stamps of both Parties.

9.	Applicable Law and Dispute Settlement

	9.1	The execution, effectiveness, interpretation, performance and dispute settlement of this Agreement shall be governed by the PRC law.

	9.2	Any dispute arising out of the performance of or in connection with this Agreement shall be submitted to Jinan Arbitration Commission for arbitration according to the then effective arbitration rules. The arbitration award made according to the above arbitration procedures shall be final and binding on both Parties.

10.	Default Liabilities

	10.1	Any amendment of this Agreement shall be effective only if both Parties consent in writing and signed a supplementary agreement.

	10.2	After this Agreement has come into effect, any changes of China laws, regulations, rules or judicial interpretations shall not constitute the reason for one Party to claim the invalidity of this Agreement.

11.	Miscellaneous

	11.1	The appendix constitutes an inseverable part of this Agreement.

	11.2	Both Parties shall keep the content of this Agreement and its appendices confidential.

	11.3	For any matters not covered in this Agreement, both Parties shall discuss and execute a supplementary agreement. The supplementary agreement has equal legal validity with this Agreement.

	11.4	This Agreement is executed in four (4) original counterparts, two of which shall be retained by each Party. Each original counterpart has the equal legal validity.

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The Vendor: Shandong Communication Services Company Limited (chop) Legal Person or legal representative: /s/ ZHANG Xuan Date: 9 August 2019
The Purchaser: China Mobile Group Shandong Company Limited (chop) Legal Person or legal representative: /s/ YU Zhiming Date: 9 August 2019

Appendix 1: The Sale Assets list

Assets Transfer Agreement

This Agreement is entered into between the following parties on 9 August 2019 in Taiyuan:

The Vendor: Shanxi Communication Services Company Limited (“Party A”) Legal Person: WEI Chunhui Address: 39 Shuang Ta Xi Street, Ying Ze District, Taiyuan
The Purchaser: China Mobile Group Shanxi Company Limited (“Party B”) Legal Person: WEI Chunhui Address: 25 Wu Luo Street, Economy & Tech. Development Zone, Taiyuan, Shanxi

To clarify the rights and obligations of both parties, based on the principle of equally beneficiary to each other, following amicable consultation, both Parties have concluded the following agreements.

1.	The Subject Matter

1.1

The sale assets under this Agreement (hereinafter the “Sale Assets”) comprise, among other things, 2G equipment, pipelines and optic fibers, land and buildings in relation to the “Village Connect” project. The detailed Sale Assets is listed in the Appendix 1 hereof.

1.2

The completion date of this transaction hereunder is 9 August 2019 (the “Completion Date”). After the Completion Date, the leasing fees for the Sale Assets will cease to be payable by Party B to Party A.

2.	Consideration and Payment
2.1

The appraisal of the Sale Assets under this Agreement was conducted by China United Assets Appraisal Group Co., Ltd. The total consideration was determined subject to appraised value, which is RMB 37,762,019.21 after taxation.

2.2

Within thirty (30) days after Completion and compliance with the related registration procedures, Party B shall make a one-off payment in cash to Party A the total consideration of RMB 37,762,019.21 after taxation.

2.3

Party A shall provide Party B an original and a copy of the official VAT receipt indicating the contract number and the aggregate after-taxation consideration when Party B pays Party A any consideration under this Agreement.

2.4

The relevant settlement information is set as follows:

Party A’s name: Shanxi Communication Services Company Limited

TIN: 91140000715933445R

Account name: Shanxi Communications Services Company Limited

Bank name: Agriculture Bank of China Taiyuan Qin Xian Branch

Bank account: 102001040008943

Address: 39 Shuang Ta Xi Road, Taiyuan

Telephone: 0351-2269999

Party B’s name: China Mobile Group Shanxi Company Limited

TIN: 91140000710937455Q

Account Name: China Mobile Group Shanxi Company Limited

Bank name: ICBC Taiyuan Ying Ze Branch

Bank account: 0502121109032119985

Address: Tower A, China Mobile Building, Wu Luo Street, Economy & Tech. Development Zone, Taiyuan, Shanxi

Telephone: 0351-2269999

Any Party shall write to inform the other Party 10 days in advance for changing its account information. One Party shall compensate the other Party in case it fails to inform the other Party in accordance with the provision hereof and causes any losses.

3.	The Transfer of Assets and Rights within the Scope of the Subject Matter

3.1

The assets and rights within the scope of the Subject shall be transferred from Party A to Party B after the Completion Date stipulated in Article 1.2. The handover personnel and address in relation to the transfer of assets and relevant information of the Subject matter shall be agreed otherwise by both Parties.

3.2

The delivery of assets within the scope of the Subject matter hereunder (the “Delivery”) shall be completed in accordance with the relevant laws and regulations, including but not limited to the delivery of movable property, transfer and registration of real estate and others. Party A shall complete the Delivery within 20 days upon the Completion Date hereunder and bear the relevant expenses.

3.3

For the purpose of completing the Delivery, both Parties agree that all rights and interests related to the Subject matter including but not limited to secured debts, mortgage, pledges, are transferred to Party B on the same time. Party A shall be responsible for the transfer of proprietary rights and change of ownership related to the relevant assets and bear the relevant expenses.

3.4

For the purpose of completing the Delivery, all contracts Party A had entered into in relation to the Sale Assets of the Subject matter shall be transferred to Party B (the “Transferred Contracts”) in principle. Party A’s rights and obligation under Transferred Contracts shall be borne and enjoyed by Party A on and before the Completion Date, and resumed by Party B after the Completion Date. If consent for the transfer of certain Transferred Contracts is not obtained from the other party to the contract before the Completion Date (the “Contracts Not Transferred”), such contracts shall be held by Party A on trust for Party B. Except as otherwise provided for in this Agreement, all rights or obligations, incomes and losses under the Contracts not Transferred from the Completion Date shall be assigned to Party B. Party B shall compensate Party A for any losses and extra expenses incurred except for those incurred due to Party A’s fault.

3.5

The Sale Assets and related information are under common custody of Party A and Party B during the period of time when both Parties handover the transfer and delivery of the Sale Assets and information. During this period, the incomes generated from the Sale Assets belong to Party B. After the completion of the transfer and delivery of the Sale Assets and information, Party A will no longer be responsible for managing the Sale Assets (rights) and related information except for those empowered by Party B.

3.6

Under the circumstance where Party B could fully perform the provision of Article 2 hereunder, Party A agree to notify each obligors of the Sale Assets with respect to the transfer of the Sale Assets (rights) from Party A to Party B, by means of an announcement or, if necessary, any other ways required by relevant laws and regulations, within 60 days after the execution of this Agreement or any other period of time agreed by Party B in writing.

4.	Taxes

Both Parties shall respectively bear its taxes incurred from the transfer of the Sale Assets under this Agreement according to laws and regulations.

5.	Representations and Warranties

	5.1	Representations and warranties of Party A

5.1.1

Party A is a limited liability company duly incorporated and legally exists under the laws of China, a qualified independent legal person with all necessary rights, powers and capacities to sign this Agreement and perform this Agreement.

5.1.2

The execution and performance of this Agreement by Party A will not conflict with its existing Articles of Association, internal constitutional documents or any contracts or agreements or obligations entered into by Party A, and will not violate any applicable laws and regulations, judicial judgements and rules, or administrative authorizations, orders and decisions.

5.1.3

Except otherwise required by related laws, regulations and regulatory authorities, Party A warrants to keep confidential of any commercial information and materials in writing or any other forms that have come into its acknowledges due to its execution and performance of this Agreement, and will not disclose to any third parties in writing, oral or any other forms.

5.1.4

Party A has all related rights which the owner of the Transferred Assets shall have based on the original title status, and such title may be transferred or disposed of according to laws, and will not be restricted by any undisclosed detention, mortgage or other third-party’s rights.

5.1.5

Starting from the execution date of this Agreement until the completion of delivery of all transferred assets, Party A warrants not to make any additional encumbrances, the Sale Assets are not the subject of any disposal of or transfer, and there is no material adverse change to the Sale Assets.

		5.1.6	All necessary property insurance policies purchased prior to the delivery of the Sale Assets shall remain valid.
	5.2	Representations and warranties of Party B

5.2.1

Party B is a limited liability company duly incorporated and legally exists under the laws of China, a qualified independent legal person with all necessary rights, powers and capacities to sign this Agreement and perform this Agreement.

5.2.2

The execution and performance of this Agreement by Party B will not conflict with its existing Articles of Association, internal constitutional documents or any contracts or agreements or obligations entered into by Party B, and will not violate any applicable laws and regulations, judicial judgements and rules, or administrative authorizations, orders and decisions.

5.2.3

Party B represent that due diligence has been carried out on the nature, amount, truthfulness, legitimate, effectiveness, whether this is any legal barriers to realize its rights, with respect to the Sale Assets and rights of the Subject matter stated in Article 1 hereunder and listed in its appendix, and agrees to purchase the Sale Assets as it is.

6.	Default and Liabilities

	6.1	The violation by any party of any obligations under this Agreement shall constitute a default. The default party shall make compensation to the other party for its actual losses incurred.
	6.2	Under circumstance where there is a particular provision in any other Articles of this Agreement with respect to default liabilities, the particular provision shall prevail.
	6.3	In case any third party claims occur after the Completion Date but arising out of events or facts of the Sale Assets before the Completion Date, if Party B is aware of any claims, law suits or threatened claims raised by any third parties, which should be borne by Party A according to this Agreement (“Third Party Claims”), Party B shall inform Party A of the Third Party Claims within 3 days after having received the notice and enable Party A to handle and bear its full responsibilities. In case the Third Party Claims are caused by events or facts of the Sale Assets after the Completion Date, if Party A is aware of such claims which should be borne by Party B according to this Agreement, Party A shall inform Party B within 3 days after having received the notice and enable Party B to handle and bear its full responsibilities.

In case any actual or potential disputes, claims or law suits in relation to the Sale Assets exist or occur in or prior to the Completion Date, or occur after the Completion Date but arising out of events of the Sale Assets happened in or prior to the Completion Date, which would cause any losses, liabilities, judgements or expenses to Party B, Party A shall compensate Party B for its actual losses incurred.

7.	Force Majeure

7.1

If earthquake, typhoon, flood, fire, explosion or any other force majeure events occurs and causes one Party hereof to delay or fail to perform its obligations hereunder, the impacted party shall notify the other party immediately, and provide, within 15 days, a certificate stating the reasons why it delays or fails to perform its obligations in this Agreement.

7.2

If a force majeure event occurs, no Party shall be responsible for the losses suffered by the other Party for its failure or delay to perform this Agreement, the impacted party shall take immediate actions to do its best to reduce or eliminate the impacts of the force majeure, though.

8.	Effectiveness

This Agreement comes into effect upon signatures of the legal representatives or their authorized representatives and stamps of both Parties.
9.	Applicable Law and Dispute Settlement

	9.1	The execution, effectiveness, interpretation, performance and dispute settlement of this Agreement shall be governed by the PRC law.
9.2

Any dispute arising out of the performance of or in connection with this Agreement shall be submitted to the Arbitration Commission for arbitration according to the then effective arbitration rules. The arbitration award made according to the above arbitration procedures shall be final and binding on both Parties.

10.	Default Liabilities

	10.1	Any amendment of this Agreement shall be effective only if both Parties consent in writing and signed a supplementary agreement.

10.2

After this Agreement has come into effect, any changes of China laws, regulations, rules or judicial interpretations shall not constitute the reason for one Party to claim the invalidity of this Agreement.

11.	Miscellaneous

	11.1	The appendix constitutes an inseverable part of this Agreement.
	11.2	Both Parties shall keep the content of this Agreement and its appendices confidential.
	11.3	For any matters not covered in this Agreement, both Parties shall discuss and execute a supplementary agreement. The supplementary agreement has equal legal validity with this Agreement.
	11.4	This Agreement is executed in four (4) original counterparts, two of which shall be retained by each Party. Each original counterpart has the equal legal validity.

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The Vendor: Shanxi Communication Services Company Limited (chop) Legal Person or legal representative: /s/ ZHANG Lei Date: 9 August 2019
The Purchaser: China Mobile Group Shanxi Company Limited (chop) Legal Person or legal representative: /s/ ZHANG Ruidong Date: 9 August 2019

CMSC-201901676

Assets Transfer Agreement

This Agreement is entered into between the following parties on 9 August 2019 in Chengdu:

The Vendor: Sichuan Communication Services Company Limited (“Party A”) Legal Person: ZHAO Dachun Address: Qing Yang Zheng Road, Qing Yang District, Chengdu, Sichuan
The Purchaser: China Mobile Group Sichuan Company Limited (“Party B”) Legal Person: ZHAO Dachun Address: 10 Gao Peng Avenue, Hi-Tech District, Chengdu, Sichuan

To clarify the rights and obligations of both parties, based on the principle of equally beneficiary to each other, following amicable consultation, both Parties have concluded the following agreements.

1.	The Subject Matter

1.1

The sale assets under this Agreement (hereinafter the “Sale Assets”) comprise, among other things, 2G equipment, pipelines and optic fibers, land and buildings, emergency vehicles in relation to the “Village Connect” project. The detailed Sale Assets is listed in the Appendix 1 hereof.

1.2

The completion date of this transaction hereunder is 9 August 2019 (the “Completion Date”). After the Completion Date, the leasing fees for the Sale Assets will cease to be payable by Party B to Party A.

2.	Consideration and Payment

2.1

The appraisal of the Sale Assets under this Agreement was conducted by China United Assets Appraisal Group Co., Ltd. The total consideration was determined subject to appraised value, which is RMB120,568,905.22 after taxation and RMB113,195,429.05 before taxation.

2.2

Within thirty (30) days after Completion and compliance with the related registration procedures, Party B shall make a one-off payment in cash to Party A the total consideration of RMB120,568,905.22 after taxation.

2.3

Party A shall provide Party B an original and a copy of the official VAT receipt indicating the contract number and the aggregate after-taxation consideration with a breakdown of tax rates at 9% for real estate and 13% for movable property when Party B pays Party A any consideration under this Agreement.

3.	The Transfer of Assets and Rights within the Scope of the Subject Matter

3.1

The assets and rights within the scope of the Subject shall be transferred from Party A to Party B after the Completion Date stipulated in Article 1.2. The handover personnel and address in relation to the transfer of assets and relevant information of the Subject matter shall be agreed otherwise by both Parties.

3.2

The delivery of assets within the scope of the Subject matter hereunder (the “Delivery”) shall be completed in accordance with the relevant laws and regulations, including but not limited to the delivery of movable property, transfer and registration of real estate and others. Party A shall complete the Delivery within 180 days upon the Completion Date hereunder and bear the relevant expenses.

3.3

For the purpose of completing the Delivery, both Parties agree that all rights and interests related to the Subject matter including but not limited to secured debts, mortgage, pledges, are transferred to Party B on the same time. Party A shall be responsible for the transfer of proprietary rights and change of ownership related to the relevant assets and bear the relevant expenses.

3.4

For the purpose of completing the Delivery, all contracts Party A had entered into in relation to the Sale Assets of the Subject matter shall be transferred to Party B (the “Transferred Contracts”) in principle. Party A’s rights and obligation under Transferred Contracts shall be borne and enjoyed by Party A on and before the Completion Date, and resumed by Party B after the Completion Date. If consent for the transfer of certain Transferred Contracts is not obtained from the other party to the contract before the Completion Date (the “Contracts Not Transferred”), such contracts shall be held by Party A on trust for Party B. Except as otherwise provided for in this Agreement, all rights or obligations, incomes and losses under the Contracts not Transferred from the Completion Date shall be assigned to Party B. Party B shall compensate Party A for any losses and extra expenses incurred except for those incurred due to Party A’s fault.

3.5

The Sale Assets and related information are under common custody of Party A and Party B during the period of time when both Parties handover the transfer and delivery of the Sale Assets and information. During this period, the incomes generated from the Sale Assets belong to Party B. After the completion of the transfer and delivery of the Sale Assets and information, Party A will no longer be responsible for managing the Sale Assets (rights) and related information except for those empowered by Party B.

3.6

Under the circumstance where Party B could fully perform the provision of Article 2 hereunder, Party A agree to notify each obligors of the Sale Assets with respect to the transfer of the Sale Assets (rights) from Party A to Party B, by means of an announcement or, if necessary, any other ways required by relevant laws and regulations, within 60 days after the execution of this Agreement or any other period of time agreed by Party B in writing.

4.	Taxes
Both Parties shall respectively bear its taxes incurred from the transfer of the Sale Assets under this Agreement according to laws and regulations.
5.	Representations and Warranties

	5.1	Representations and warranties of Party A

5.1.1

Party A is a limited liability company duly incorporated and legally exists under the laws of China, a qualified independent legal person with all necessary rights, powers and capacities to sign this Agreement and perform this Agreement.

5.1.2

The execution and performance of this Agreement by Party A will not conflict with its existing Articles of Association, internal constitutional documents or any contracts or agreements or obligations entered into by Party A, and will not violate any applicable laws and regulations, judicial judgements and rules, or administrative authorizations, orders and decisions.

5.1.3

Except otherwise required by related laws, regulations and regulatory authorities, Party A warrants to keep confidential of any commercial information and materials in writing or any other forms that have come into its acknowledges due to its execution and performance of this Agreement, and will not disclose to any third parties in writing, oral or any other forms.

5.1.4

Party A has all related rights which the owner of the Transferred Assets shall have based on the original title status, and such title may be transferred or disposed of according to laws, and will not be restricted by any undisclosed detention, mortgage or other third-party’s rights.

5.1.5

Starting from the execution date of this Agreement until the completion of delivery of all transferred assets, Party A warrants not to make any additional encumbrances, the Sale Assets are not the subject of any disposal of or transfer, and there is no material adverse change to the Sale Assets.

		5.1.6	All necessary property insurance policies purchased prior to the delivery of the Sale Assets shall remain valid.
	5.2	Representations and warranties of Party B

5.2.1

Party B is a limited liability company duly incorporated and legally exists under the laws of China, a qualified independent legal person with all necessary rights, powers and capacities to sign this Agreement and perform this Agreement.

5.2.2

The execution and performance of this Agreement by Party B will not conflict with its existing Articles of Association, internal constitutional documents or any contracts or agreements or obligations entered into by Party B, and will not violate any applicable laws and regulations, judicial judgements and rules, or administrative authorizations, orders and decisions.

5.2.3

Party B represent that due diligence has been carried out on the nature, amount, truthfulness, legitimate, effectiveness, whether this is any legal barriers to realize its rights, with respect to the Sale Assets and rights of the Subject matter stated in Article 1 hereunder and listed in its appendix, and agrees to purchase the Sale Assets as it is.

6.	Default and Liabilities

	6.1	The violation by any party of any obligations under this Agreement shall constitute a default. The default party shall make compensation to the other party for its actual losses incurred.
	6.2	Under circumstance where there is a particular provision in any other Articles of this Agreement with respect to default liabilities, the particular provision shall prevail.
6.3

In case any third party claims occur after the Completion Date but arising out of events or facts of the Sale Assets before the Completion Date, if Party B is aware of any claims, law suits or threatened claims raised by any third parties, which should be borne by Party A according to this Agreement (“Third Party Claims”), Party B shall inform Party A of the Third Party Claims within 3 days after having received the notice and enable Party A to handle and bear its full responsibilities. In case the Third Party Claims are caused by events or facts of the Sale Assets after the Completion Date, if Party A is aware of such claims which should be borne by Party B according to this Agreement, Party A shall inform Party B within 3 days after having received the notice and enable Party B to handle and bear its full responsibilities.

In case any actual or potential disputes, claims or law suits in relation to the Sale Assets exist or occur in or prior to the Completion Date, or occur after the Completion Date but arising out of events of the Sale Assets happened in or prior to the Completion Date, which would cause any losses, liabilities, judgements or expenses to Party B, Party A shall compensate Party B for its actual losses incurred.

7.	Force Majeure

7.1

If earthquake, typhoon, flood, fire, explosion or any other force majeure events occurs and causes one Party hereof to delay or fail to perform its obligations hereunder, the impacted party shall notify the other party immediately, and provide, within 15 days, a certificate stating the reasons why it delays or fails to perform its obligations in this Agreement.

7.2

If a force majeure event occurs, no Party shall be responsible for the losses suffered by the other Party for its failure or delay to perform this Agreement, the impacted party shall take immediate actions to do its best to reduce or eliminate the impacts of the force majeure, though.

8.	Effectiveness

This Agreement comes into effect upon signatures of the legal representatives or their authorized representatives and stamps of both Parties.
9.	Applicable Law and Dispute Settlement

	9.1	The execution, effectiveness, interpretation, performance and dispute settlement of this Agreement shall be governed by the PRC law.
9.2

Any dispute arising out of the performance of or in connection with this Agreement shall be submitted to the Arbitration Commission for arbitration according to the then effective arbitration rules. The arbitration award made according to the above arbitration procedures shall be final and binding on both Parties.

10.	Default Liabilities

	10.1	Any amendment of this Agreement shall be effective only if both Parties consent in writing and signed a supplementary agreement.
10.2

After this Agreement has come into effect, any changes of China laws, regulations, rules or judicial interpretations shall not constitute the reason for one Party to claim the invalidity of this Agreement.

11.	Miscellaneous

	11.1	The appendix constitutes an inseverable part of this Agreement.
	11.2	Both Parties shall keep the content of this Agreement and its appendices confidential.
	11.3	For any matters not covered in this Agreement, both Parties shall discuss and execute a supplementary agreement. The supplementary agreement has equal legal validity with this Agreement.
	11.4	This Agreement is executed in six (6) original counterparts, three of which shall be retained by each Party. Each original counterpart has the equal legal validity.

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The Vendor: Sichuan Communication Services Company Limited (chop) Legal Person or legal representative: /s/ZHAO Dachun Date:
The Purchaser: China Mobile Group Sichuan Company Limited (chop) Legal Person or legal representative: /s/ ZHAO Dachun Date:

Assets Transfer Agreement

This Agreement is entered into between the following parties on 9 August 2019 in Urumqi, Xinjiang:

The Vendor: Xinjiang Communication Services Company Limited (“Party A”) Legal Person: YU Hui Address: 1966 Hong Guang Shan Road, Shui Mo Gou District, Urumqi, Xinjiang

The Purchaser: China Mobile Group Xinjiang Company Limited (“Party B”) Legal Person: YU Hui Address: 1966 Hong Guang Shan Road, Shui Mo Gou District, Urumqi, Xinjiang

To clarify the rights and obligations of both parties, based on the principle of equally beneficiary to each other, following amicable consultation, both Parties have concluded the following agreements.

1.	The Subject Matter

1.1

The sale assets under this Agreement (hereinafter the “Sale Assets”) comprise, among other things, 2G equipment, pipelines and optic fibers, land and buildings, emergency vehicles. The detailed Sale Assets is listed in the Appendix 1 hereof.

1.2

The completion date of this transaction hereunder is 9 August 2019 (the “Completion Date”). After the Completion Date, the leasing fees for the Sale Assets will cease to be payable by Party B to Party A.

2.	Consideration and Payment

2.1

The appraisal of the Sale Assets under this Agreement was conducted by China United Assets Appraisal Group Co., Ltd. The total consideration was determined subject to appraised value, which is RMB 121,902,399.98 after taxation, including the before-taxation consideration of RMB 116,876,480.48 and taxation of RMB 5,025,919.50.

	2.2	Prior to 30 June 2020, Party B shall make a one-off payment in cash to Party A the total consideration of RMB 121,902,399.98 after taxation.
2.3

Party A shall provide Party B an original and a copy of the official VAT receipt indicating the contract number and the aggregate after-taxation consideration with a breakdown of VAT rates at 5% for real estate and 3% for movable property before the VAT reform; and 9% for real estate and 13% for movable property after the VAT reform when Party B pays Party A any consideration under this Agreement.

3.	The Transfer of Assets and Rights within the Scope of the Subject Matter

3.1

The assets and rights within the scope of the Subject shall be transferred from Party A to Party B after the Completion Date stipulated in Article 1.2. The handover personnel and address in relation to the transfer of assets and relevant information of the Subject matter shall be agreed otherwise by both Parties.

3.2

The delivery of assets within the scope of the Subject matter hereunder (the “Delivery”) shall be completed in accordance with the relevant laws and regulations, including but not limited to the delivery of movable property, transfer and registration of real estate and others. Party A shall complete the Delivery within 12 months upon the Completion Date hereunder and bear the relevant expenses.

3.3

For the purpose of completing the Delivery, both Parties agree that all rights and interests related to the Subject matter including but not limited to secured debts, mortgage, pledges, are transferred to Party B on the same time. Party A shall be responsible for the transfer of proprietary rights and change of ownership related to the relevant assets and bear the relevant expenses.

3.4

For the purpose of completing the Delivery, all contracts Party A had entered into in relation to the Sale Assets of the Subject matter shall be transferred to Party B (the “Transferred Contracts”) in principle. Party A’s rights and obligation under Transferred Contracts shall be borne and enjoyed by Party A on and before the Completion Date, and resumed by Party B after the Completion Date. If consent for the transfer of certain Transferred Contracts is not obtained from the other party to the contract before the Completion Date (the “Contracts Not Transferred”), such contracts shall be held by Party A on trust for Party B. Except as otherwise provided for in this Agreement, all rights or obligations, incomes and losses under the Contracts not Transferred from the Completion Date shall be assigned to Party B. Party B shall compensate Party A for any losses and extra expenses incurred except for those incurred due to Party A’s fault.

3.5

The Sale Assets and related information are under common custody of Party A and Party B during the period of time when both Parties handover the transfer and delivery of the Sale Assets and information. During this period, the incomes generated from the Sale Assets belong to Party B. After the completion of the transfer and delivery of the Sale Assets and information, Party A will no longer be responsible for managing the Sale Assets (rights) and related information except for those empowered by Party B.

3.6

Under the circumstance where Party B could fully perform the provision of Article 2 hereunder, Party A agree to notify each obligors of the Sale Assets with respect to the transfer of the Sale Assets (rights) from Party A to Party B, by means of an announcement or, if necessary, any other ways required by relevant laws and regulations, within 60 days after the execution of this Agreement or any other period of time agreed by Party B in writing.

4.	Taxes

Both Parties shall respectively bear its taxes incurred from the transfer of the Sale Assets under this Agreement according to laws and regulations.
5.	Representations and Warranties

	5.1	Representations and warranties of Party A
5.1.1

Party A is Xinjiang Communication Services Co., Ltd. Which is duly incorporated and legally exists under the laws of China, a qualified independent legal person with all necessary rights, powers and capacities to sign this Agreement and perform this Agreement.

5.1.2

The execution and performance of this Agreement by Party A will not conflict with its existing Articles of Association, internal constitutional documents or any contracts or agreements or obligations entered into by Party A, and will not violate any applicable laws and regulations, judicial judgements and rules, or administrative authorizations, orders and decisions.

5.1.3

Except otherwise required by related laws, regulations and regulatory authorities, Party A warrants to keep confidential of any commercial information and materials in writing or any other forms that have come into its acknowledges due to its execution and performance of this Agreement, and will not disclose to any third parties in writing, oral or any other forms.

5.1.4

Party A has all related rights which the owner of the Transferred Assets shall have based on the original title status, and such title may be transferred or disposed of according to laws, and will not be restricted by any undisclosed detention, mortgage or other third-party’s rights.

5.1.5

Starting from the execution date of this Agreement until the completion of delivery of all transferred assets, Party A warrants not to make any additional encumbrances, the Sale Assets are not the subject of any disposal of or transfer, and there is no material adverse change to the Sale Assets.

		5.1.6	All necessary property insurance policies purchased prior to the delivery of the Sale Assets shall remain valid.
	5.2	Representations and warranties of Party B
5.2.1

Party B is China Mobile Group Xinjiang Company Limited, which is duly incorporated and legally exists under the laws of China, a qualified independent legal person with all necessary rights, powers and capacities to sign this Agreement and perform this Agreement.

5.2.2

The execution and performance of this Agreement by Party B will not conflict with its existing Articles of Association, internal constitutional documents or any contracts or agreements or obligations entered into by Party B, and will not violate any applicable laws and regulations, judicial judgements and rules, or administrative authorizations, orders and decisions.

5.2.3

Party B represent that due diligence has been carried out on the nature, amount, truthfulness, legitimate, effectiveness, whether this is any legal barriers to realize its rights, with respect to the Sale Assets and rights of the Subject matter stated in Article 1 hereunder and listed in its appendix, and agrees to purchase the Sale Assets as it is.

6.	Default and Liabilities

	6.1	The violation by any party of any obligations under this Agreement shall constitute a default. The default party shall make compensation to the other party for its actual losses incurred.
	6.2	Under circumstance where there is a particular provision in any other Articles of this Agreement with respect to default liabilities, the particular provision shall prevail.
6.3

In case any third party claims occur after the Completion Date but arising out of events or facts of the Sale Assets before the Completion Date, if Party B is aware of any claims, law suits or threatened claims raised by any third parties, which should be borne by Party A according to this Agreement (“Third Party Claims”), Party B shall inform Party A of the Third Party Claims within 3 days after having received the notice and enable Party A to handle and bear its full responsibilities. In case the Third Party Claims are caused by events or facts of the Sale Assets after the Completion Date, if Party A is aware of such claims which should be borne by Party B according to this Agreement, Party A shall inform Party B within 3 days after having received the notice and enable Party B to handle and bear its full responsibilities.

In case any actual or potential disputes, claims or law suits in relation to the Sale Assets exist or occur in or prior to the Completion Date, or occur after the Completion Date but arising out of events of the Sale Assets happened in or prior to the Completion Date, which would cause any losses, liabilities, judgements or expenses to Party B, Party A shall compensate Party B for its actual losses incurred.

7.	Force Majeure

7.1

If earthquake, typhoon, flood, fire, explosion or any other force majeure events occurs and causes one Party hereof to delay or fail to perform its obligations hereunder, the impacted party shall notify the other party immediately, and provide, within 15 days, a certificate stating the reasons why it delays or fails to perform its obligations in this Agreement.

7.2

If a force majeure event occurs, no Party shall be responsible for the losses suffered by the other Party for its failure or delay to perform this Agreement, the impacted party shall take immediate actions to do its best to reduce or eliminate the impacts of the force majeure, though.

8.	Effectiveness

This Agreement comes into effect upon signatures of the legal representatives or their authorized representatives and stamps of both Parties.
9.	Applicable Law and Dispute Settlement

	9.1	The execution, effectiveness, interpretation, performance and dispute settlement of this Agreement shall be governed by the PRC law.
9.2

Any dispute arising out of the performance of or in connection with this Agreement shall be submitted to the Arbitration Commission where Party A locates for arbitration according to the then effective arbitration rules. The arbitration award made according to the above arbitration procedures shall be final and binding on both Parties.

10.	Default Liabilities

	10.1	Any amendment of this Agreement shall be effective only if both Parties consent in writing and signed a supplementary agreement.
10.2

After this Agreement has come into effect, any changes of China laws, regulations, rules or judicial interpretations shall not constitute the reason for one Party to claim the invalidity of this Agreement.

11.	Miscellaneous

	11.1	The appendix constitutes an inseverable part of this Agreement.
	11.2	Both Parties shall keep the content of this Agreement and its appendices confidential.
	11.3	For any matters not covered in this Agreement, both Parties shall discuss and execute a supplementary agreement. The supplementary agreement has equal legal validity with this Agreement.
	11.4	This Agreement is executed in six (6) original counterparts, three of which shall be retained by each Party. Each original counterpart has the equal legal validity.

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The Vendor: Xinjiang Communication Services Company Limited (chop) Legal Person or legal representative: /s/ YU Hui Date: 9 August 2019

The Purchaser: China Mobile Group Xinjiang Company Limited (chop) Legal Person or legal representative: /s/ HU Yingdong Date: 9 August 2019

Assets Transfer Agreement

This Agreement is entered into between the following parties on 9 August 2019 in Kunming:

The Vendor: Yunnan Communication Services Company Limited (“Party A”) Legal Person: Ma Kui Address: 136 Beijing Road, Kunming, Yunnan

The Purchaser: China Mobile Group Yunnan Company Limited (“Party B”) Legal Person: Ma Kui Address: 2 Qian Fu Road, Xi Shan District, Kunming, Yunnan

To clarify the rights and obligations of both parties, based on the principle of equally beneficiary to each other, following amicable consultation, both Parties have concluded the following agreements.

1.	The Subject Matter

1.1

The sale assets under this Agreement (hereinafter the “Sale Assets”) comprise, among other things, 2G equipment, optic fibers and pipelines, land and buildings, project materials in relation to the “Village Connect” project. The detailed Sale Assets is listed in the Appendix 1 hereof.

1.2

The completion date of this transaction hereunder is 9 August 2019 (the “Completion Date”). After the Completion Date, the leasing fees for the Sale Assets will cease to be payable by Party B to Party A.

2.	Consideration and Payment

2.1

The appraisal of the Sale Assets under this Agreement was conducted by China United Assets Appraisal Group Co., Ltd. The total consideration was determined subject to appraised value, which is RMB39,211,604.12 after taxation, the final amount of which pending on the official receipt.

2.2

Within thirty (30) days after Completion and compliance with the related registration procedures, Party B shall make a one-off payment in cash to Party A the consideration of RMB39,211,604.12 after taxation.

2.3

Party A shall provide Party B an original and a copy of the official VAT receipt indicating the contract number and the aggregate after-taxation consideration when Party B pays Party A any consideration under this Agreement. The tax rates are set out in Appendix 1: The Sale Assets list.

	2.4	In case the tax policy is adjusted, the aggregate amount shall be adjusted accordingly on the basis that the before-taxation amount remains.

3.	The Transfer of Assets and Rights within the Scope of the Subject Matter

3.1

The assets and rights within the scope of the Subject shall be transferred from Party A to Party B after the Completion Date stipulated in Article 1.2. The handover personnel and address in relation to the transfer of assets and relevant information of the Subject matter shall be agreed otherwise by both Parties.

3.2

The delivery of assets within the scope of the Subject matter hereunder (the “Delivery”) shall be completed in accordance with the relevant laws and regulations, including but not limited to the delivery of movable property, transfer and registration of real estate and others. Party A shall complete the Delivery within 30 days upon the Completion Date hereunder and bear the relevant expenses.

3.3

For the purpose of completing the Delivery, both Parties agree that all rights and interests related to the Subject matter including but not limited to secured debts, mortgage, pledges, are transferred to Party B on the same time. Party A shall be responsible for the transfer of proprietary rights and change of ownership related to the relevant assets and bear the relevant expenses.

3.4

For the purpose of completing the Delivery, all contracts Party A had entered into in relation to the Sale Assets of the Subject matter shall be transferred to Party B (the “Transferred Contracts”) in principle. Party A’s rights and obligation under Transferred Contracts shall be borne and enjoyed by Party A on and before the Completion Date, and resumed by Party B after the Completion Date. If consent for the transfer of certain Transferred Contracts is not obtained from the other party to the contract before the Completion Date (the “Contracts Not Transferred”), such contracts shall be held by Party A on trust for Party B. Except as otherwise provided for in this Agreement, all rights or obligations, incomes and losses under the Contracts not Transferred from the Completion Date shall be assigned to Party B. Party B shall compensate Party A for any losses and extra expenses incurred except for those incurred due to Party A’s fault.

3.5

The Sale Assets and related information are under common custody of Party A and Party B during the period of time when both Parties handover the transfer and delivery of the Sale Assets and information. During this period, the incomes generated from the Sale Assets belong to Party B. After the completion of the transfer and delivery of the Sale Assets and information, Party A will no longer be responsible for managing the Sale Assets (rights) and related information except for those empowered by Party B.

3.6

Under the circumstance where Party B could fully perform the provision of Article 2 hereunder, Party A agree to notify each obligors of the Sale Assets with respect to the transfer of the Sale Assets (rights) from Party A to Party B, by means of an announcement or, if necessary, any other ways required by relevant laws and regulations, within 60 days after the execution of this Agreement or any other period of time agreed by Party B in writing.

4.	Taxes

Both Parties shall respectively bear its taxes incurred from the transfer of the Sale Assets under this Agreement according to laws and regulations.
5.	Representations and Warranties

	5.1	Representations and warranties of Party A
5.1.1

Party A is a limited liability company duly incorporated and legally exists under the laws of China, a qualified independent legal person with all necessary rights, powers and capacities to sign this Agreement and perform this Agreement.

5.1.2

The execution and performance of this Agreement by Party A will not conflict with its existing Articles of Association, internal constitutional documents or any contracts or agreements or obligations entered into by Party A, and will not violate any applicable laws and regulations, judicial judgements and rules, or administrative authorizations, orders and decisions.

5.1.3

Except otherwise required by related laws, regulations and regulatory authorities, Party A warrants to keep confidential of any commercial information and materials in writing or any other forms that have come into its acknowledges due to its execution and performance of this Agreement, and will not disclose to any third parties in writing, oral or any other forms.

5.1.4

Party A has all related rights which the owner of the Transferred Assets shall have based on the original title status, and such title may be transferred or disposed of according to laws, and will not be restricted by any undisclosed detention, mortgage or other third-party’s rights.

5.1.5

Starting from the execution date of this Agreement until the completion of delivery of all transferred assets, Party A warrants not to make any additional encumbrances, the Sale Assets are not the subject of any disposal of or transfer, and there is no material adverse change to the Sale Assets.

		5.1.6	All necessary property insurance policies purchased prior to the delivery of the Sale Assets shall remain valid.
	5.2	Representations and warranties of Party B
5.2.1

Party B is a limited liability company duly incorporated and legally exists under the laws of China, a qualified independent legal person with all necessary rights, powers and capacities to sign this Agreement and perform this Agreement.

5.2.2

The execution and performance of this Agreement by Party B will not conflict with its existing Articles of Association, internal constitutional documents or any contracts or agreements or obligations entered into by Party B, and will not violate any applicable laws and regulations, judicial judgements and rules, or administrative authorizations, orders and decisions.

5.2.3

Party B represent that due diligence has been carried out on the nature, amount, truthfulness, legitimate, effectiveness, whether this is any legal barriers to realize its rights, with respect to the Sale Assets and rights of the Subject matter stated in Article 1 hereunder and listed in its appendix, and agrees to purchase the Sale Assets as it is.

6.	Default and Liabilities

	6.1	The violation by any party of any obligations under this Agreement shall constitute a default. The default party shall make compensation to the other party for its actual losses incurred.
	6.2	Under circumstance where there is a particular provision in any other Articles of this Agreement with respect to default liabilities, the particular provision shall prevail.
6.3

In case any third party claims occur after the Completion Date but arising out of events or facts of the Sale Assets before the Completion Date, if Party B is aware of any claims, law suits or threatened claims raised by any third parties, which should be borne by Party A according to this Agreement (“Third Party Claims”), Party B shall inform Party A of the Third Party Claims within 3 days after having received the notice and enable Party A to handle and bear its full responsibilities. In case the Third Party Claims are caused by events or facts of the Sale Assets after the Completion Date, if Party A is aware of such claims which should be borne by Party B according to this Agreement, Party A shall inform Party B within 3 days after having received the notice and enable Party B to handle and bear its full responsibilities.

In case any actual or potential disputes, claims or law suits in relation to the Sale Assets exist or occur in or prior to the Completion Date, or occur after the Completion Date but arising out of events of the Sale Assets happened in or prior to the Completion Date, which would cause any losses, liabilities, judgements or expenses to Party B, Party A shall compensate Party B for its actual losses incurred.

7.	Force Majeure

7.1

If earthquake, typhoon, flood, fire, explosion or any other force majeure events occurs and causes one Party hereof to delay or fail to perform its obligations hereunder, the impacted party shall notify the other party immediately, and provide, within 15 days, a certificate stating the reasons why it delays or fails to perform its obligations in this Agreement.

7.2

If a force majeure event occurs, no Party shall be responsible for the losses suffered by the other Party for its failure or delay to perform this Agreement, the impacted party shall take immediate actions to do its best to reduce or eliminate the impacts of the force majeure, though.

8.	Effectiveness

This Agreement comes into effect upon signatures of the legal representatives or their authorized representatives and stamps of both Parties.
9.	Applicable Law and Dispute Settlement

	9.1	The execution, effectiveness, interpretation, performance and dispute settlement of this Agreement shall be governed by the PRC law.
9.2

Any dispute arising out of the performance of or in connection with this Agreement shall be submitted to Kunming Arbitration Commission for arbitration according to the then effective arbitration rules. The arbitration award made according to the above arbitration procedures shall be final and binding on both Parties.

10.	Default Liabilities

	10.1	Any amendment of this Agreement shall be effective only if both Parties consent in writing and signed a supplementary agreement.
10.2

After this Agreement has come into effect, any changes of China laws, regulations, rules or judicial interpretations shall not constitute the reason for one Party to claim the invalidity of this Agreement.

11.	Miscellaneous

	11.1	The appendix constitutes an inseverable part of this Agreement.
	11.2	Both Parties shall keep the content of this Agreement and its appendix confidential.
	11.3	For any matters not covered in this Agreement, both Parties shall discuss and execute a supplementary agreement. The supplementary agreement has equal legal validity with this Agreement.
	11.4	This Agreement is executed in four (4) original counterparts, two of which shall be retained by each Party. Each original counterpart has the equal legal validity.

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The Vendor: Yunnan Communication Services Company Limited (chop) Legal Person or legal representative: /s/HUANG Ping Date:

The Purchaser: China Mobile Group Yunnan Company Limited (chop) Legal Person or legal representative: /s/ FENG Yi Date:

CMAH-201901054

Assets Transfer Agreement

This Agreement is entered into between the following parties on 9 August 2019 in Hefei:

The Vendor: Anhui Communication Services Company Limited (“Party A”) Legal Person: QIAN Li Address: 450 Chang Jiang Xi Road, Hefei
The Purchaser: China Mobile Group Anhui Company Limited (“Party B”) Legal Person: QIAN Li Address: 609 Huang Shan Road, Hefei

To clarify the rights and obligations of both parties, based on the principle of equally beneficiary to each other, following amicable consultation, both Parties have concluded the following agreements.

1.	The Subject Matter

	1.1	The sale assets under this Agreement (hereinafter the “Sale Assets”) comprise, among other things, 2G equipment, pipelines and optic fibers, land and buildings in relation to the “Village Connect” project. The detailed Sale Assets is listed in the Appendix 1 hereof.

	1.2	The completion date of this transaction hereunder is 9 August 2019 (the “Completion Date”). After the Completion Date, the leasing fees for the Sale Assets will cease to be payable by Party B to Party A.

2.	Consideration and Payment

	2.1	The appraisal of the Sale Assets under this Agreement was conducted by China United Assets Appraisal Group Co., Ltd. The total consideration was determined subject to appraised value, which is RMB19,638,366.37 after taxation, among which, the consideration before taxation is RMB18,445,956.19 and the value-added tax is RMB1,192,410.18.

	2.2	Within thirty (30) days after Completion and compliance with the related registration procedures, Party B shall make a one-off payment in cash to Party A the total consideration of RMB19,638,366.37 after taxation.

Party A’s name: Anhui Communication Services Company Limited TIN: 91340000705041152X Bank name: ICBC Hefei Si Pai Lou Branch Bank account: 1302010109022122186

Address: 609 Huang Shan Road, Hefei
Party B’s name: China Mobile Group Anhui Company Limited
TIN: 91340000738938329N
Account Name: China Mobile Group Anhui Company Limited
Bank name: BOC Bei Cheng Branch
Bank account: 179704369360
Address: 609 Huang Shan Road, Hefei, Anhui
Telephone no.: 0551-62791228

	2.3	Party A shall provide Party B an original and a copy of the official VAT receipt indicating the contract number and the aggregate after-taxation consideration when Party B pays Party A any consideration under this Agreement.

3.	The Transfer of Assets and Rights within the Scope of the Subject Matter

	3.1	The assets and rights within the scope of the Subject shall be transferred from Party A to Party B after the Completion Date stipulated in Article 1.2. The handover personnel and address in relation to the transfer of assets and relevant information of the Subject matter shall be agreed otherwise by both Parties.

	3.2	The delivery of assets within the scope of the Subject matter hereunder (the “Delivery”) shall be completed in accordance with the relevant laws and regulations, including but not limited to the delivery of movable property, transfer and registration of real estate and others. Party A shall complete the Delivery within 60 days upon the Completion Date hereunder and bear the relevant expenses.

	3.3	For the purpose of completing the Delivery, both Parties agree that all rights and interests related to the Subject matter including but not limited to secured debts, mortgage, pledges, are transferred to Party B on the same time. Party A shall be responsible for the transfer of proprietary rights and change of ownership related to the relevant assets and bear the relevant expenses.

	3.4	For the purpose of completing the Delivery, all contracts Party A had entered into in relation to the Sale Assets of the Subject matter shall be transferred to Party B (the “Transferred Contracts”) in principle. Party A’s rights and obligation under Transferred Contracts shall be borne and enjoyed by Party A on and before the Completion Date, and resumed by Party B after the Completion Date. If consent for the transfer of certain Transferred Contracts is not obtained from the other party to the contract before the Completion Date (the “Contracts Not Transferred”), such contracts shall be held by Party A on trust for Party B. Except as otherwise provided for in this Agreement, all rights or obligations, incomes and losses under the Contracts not Transferred from the Completion Date shall be assigned to Party B. Party B shall compensate Party A for any losses and extra expenses incurred except for those incurred due to Party A’s fault.

	3.5	The Sale Assets and related information are under common custody of Party A and Party B during the period of time when both Parties handover the transfer and delivery of the Sale Assets and information. During this period, the incomes generated from the Sale Assets belong to Party B. After the completion of the transfer and delivery of the Sale Assets and information, Party A will no longer be responsible for managing the Sale Assets (rights) and related information except for those empowered by Party B.

	3.6	Under the circumstance where Party B could fully perform the provision of Article 2 hereunder, Party A agree to notify each obligors of the Sale Assets with respect to the transfer of the Sale Assets (rights) from Party A to Party B, by means of an announcement or, if necessary, any other ways required by relevant laws and regulations, within 60 days after the execution of this Agreement or any other period of time agreed by Party B in writing.

4.	Taxes

Both Parties shall respectively bear its taxes incurred from the transfer of the Sale Assets under this Agreement according to laws and regulations.

5.	Representations and Warranties

	5.1	Representations and warranties of Party A

		5.1.1	Party A is a limited liability company duly incorporated and legally exists under the laws of China, a qualified independent legal person with all necessary rights, powers and capacities to sign this Agreement and perform this Agreement.

		5.1.2	The execution and performance of this Agreement by Party A will not conflict with its existing Articles of Association, internal constitutional documents or any contracts or agreements or obligations entered into by Party A, and will not violate any applicable laws and regulations, judicial judgements and rules, or administrative authorizations, orders and decisions.

		5.1.3	Except otherwise required by related laws, regulations and regulatory authorities, Party A warrants to keep confidential of any commercial information and materials in writing or any other forms that have come into its acknowledges due to its execution and performance of this Agreement, and will not disclose to any third parties in writing, oral or any other forms.

		5.1.4	Party A has all related rights which the owner of the Transferred Assets shall have based on the original title status, and such title may be transferred or disposed of according to laws, and will not be restricted by any undisclosed detention, mortgage or other third-party’s rights.

		5.1.5	Starting from the execution date of this Agreement until the completion of delivery of all transferred assets, Party A warrants not to make any additional encumbrances, the Sale Assets are not the subject of any disposal of or transfer, and there is no material adverse change to the Sale Assets.

		5.1.6	All necessary property insurance policies purchased prior to the delivery of the Sale Assets shall remain valid.

	5.2	Representations and warranties of Party B

		5.2.1	Party B is a limited liability company duly incorporated and legally exists under the laws of China, a qualified independent legal person with all necessary rights, powers and capacities to sign this Agreement and perform this Agreement.

		5.2.2	The execution and performance of this Agreement by Party B will not conflict with its existing Articles of Association, internal constitutional documents or any contracts or agreements or obligations entered into by Party B, and will not violate any applicable laws and regulations, judicial judgements and rules, or administrative authorizations, orders and decisions.

		5.2.3	Party B represent that due diligence has been carried out on the nature, amount, truthfulness, legitimate, effectiveness, whether this is any legal barriers to realize its rights, with respect to the Sale Assets and rights of the Subject matter stated in Article 1 hereunder and listed in its appendix, and agrees to purchase the Sale Assets as it is.

6.	Default and Liabilities

	6.1	The violation by any party of any obligations under this Agreement shall constitute a default. The default party shall make compensation to the other party for its actual losses incurred.

	6.2	Under circumstance where there is a particular provision in any other Articles of this Agreement with respect to default liabilities, the particular provision shall prevail.

6.3

In case any third party claims occur after the Completion Date but arising out of events or facts of the Sale Assets before the Completion Date, if Party B is aware of any claims, law suits or threatened claims raised by any third parties, which should be borne by Party A according to this Agreement (“Third Party Claims”), Party B shall inform Party A of the Third Party Claims within 3 days after having received the notice and enable Party A to handle and bear its full responsibilities. In case the Third Party Claims are caused by events or facts of the Sale Assets after the Completion Date, if Party A is aware of such claims which should be borne by Party B according to this Agreement, Party A shall inform Party B within 3 days after having received the notice and enable Party B to handle and bear its full responsibilities.

In case any actual or potential disputes, claims or law suits in relation to the Sale Assets exist or occur in or prior to the Completion Date, or occur after the Completion Date but arising out of events of the Sale Assets happened in or prior to the Completion Date, which would cause any losses, liabilities, judgements or expenses to Party B, Party A shall compensate Party B for its actual losses incurred.

7.	Force Majeure

	7.1	If earthquake, typhoon, flood, fire, explosion or any other force majeure events occurs and causes one Party hereof to delay or fail to perform its obligations hereunder, the impacted party shall notify the other party immediately, and provide, within 15 days, a certificate stating the reasons why it delays or fails to perform its obligations in this Agreement.

	7.2	If a force majeure event occurs, no Party shall be responsible for the losses suffered by the other Party for its failure or delay to perform this Agreement, the impacted party shall take immediate actions to do its best to reduce or eliminate the impacts of the force majeure, though.

8.	Effectiveness

This Agreement comes into effect upon signatures of the legal representatives or their authorized representatives and stamps of both Parties.

9.	Applicable Law and Dispute Settlement

	9.1	The execution, effectiveness, interpretation, performance and dispute settlement of this Agreement shall be governed by the PRC law.

	9.2	Any dispute arising out of the performance of or in connection with this Agreement shall be submitted to Hefei Arbitration Commission for arbitration according to the then effective arbitration rules. The arbitration award made according to the above arbitration procedures shall be final and binding on both Parties.

10.	Default Liabilities

	10.1	Any amendment of this Agreement shall be effective only if both Parties consent in writing and signed a supplementary agreement.

	10.2	After this Agreement has come into effect, any changes of China laws, regulations, rules or judicial interpretations shall not constitute the reason for one Party to claim the invalidity of this Agreement.

11.	Miscellaneous

	11.1	The appendix constitutes an inseverable part of this Agreement.

	11.2	Both Parties shall keep the content of this Agreement and its appendices confidential.

11.3	For any matters not covered in this Agreement, both Parties shall discuss and execute a supplementary agreement. The supplementary agreement has equal legal validity with this Agreement.

11.4	This Agreement is executed in six (6) original counterparts, three of which shall be retained by each Party. Each original counterpart has the equal legal validity.

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The Vendor: Anhui Communication Services Company Limited (chop) Legal Person or legal representative: /s/ QIAN Li Date: 9 August 2019
The Purchaser: China Mobile Group Anhui Company Limited (chop) Legal Person or legal representative: /s/ QIAN Li Date: 9 August 2019